SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK -- 94.7%
---------------------------------------------------------

ADVERTISING -- 1.7%
  CKS Group*.................................       78,500      $  1,854,562
  Eagle River Interactive, Inc.*.............       37,800           387,450
  Ha-Lo Industries, Inc.*....................       24,900           722,100
  Lamar Advertising Co.*.....................       61,000         2,531,500
  National Media Corp.*......................       17,000           252,875
  Outdoor Systems, Inc.*.....................       23,850         1,120,950
  Universal Outdoor Holdings, Inc.*..........       71,000         2,556,000
                                                                ------------
                                                                   9,425,437
                                                                ------------
AGRICULTURE -- 0.3%
  Dekalb Genetics Corp. Class B..............       51,200         1,740,800
                                                                ------------
AIR FREIGHT/SHIPPING -- 0.1%
  Airnet Systems, Inc.*......................       36,600           521,550
                                                                ------------
AIRLINES -- 0.1%
  Midwest Express Holdings, Inc.*............       22,400           669,200
                                                                ------------
ALCOHOLIC BEVERAGES -- 0.2%
  Mondavi Robert Corp.*......................       35,500         1,162,625
                                                                ------------
APPAREL -- 3.3%
  Cole Kenneth Productions, Inc.*............      104,000         1,963,000
  Donnkenny, Inc.*...........................       89,000         1,524,125
  Genesco, Inc.*.............................       27,600           258,750
  Nautica Enterprises, Inc.*.................      136,350         4,397,287
  St. John Knits, Inc........................       48,000         2,406,000
  Stein Mart, Inc.*..........................       93,500         2,068,688
  Vans, Inc.*................................       97,300         1,860,863
  Wolverine Worldwide, Inc...................      198,300         5,502,825
                                                                ------------
                                                                  19,981,538
                                                                ------------
BEVERAGES/SOFT DRINKS -- 0.3%
  Cott Corp..................................      244,500         1,849,031
                                                                ------------
BIOTECHNOLOGY -- 2.8%
  Advanced Techonology Labs, Inc.*...........       51,900         1,660,800
  Biopsys Medical, Inc.*.....................        9,500           140,125
  Depotech Corp.*............................       20,000           345,000
  Endovascular Technology, Inc.*.............       47,200           566,400
  Guilford Pharmaceuticals, Inc.*............       25,000           687,500
  Martek Biosciences Corp.*..................       63,600         1,590,000
  Matritech, Inc.*...........................       30,000           388,125
  Mentor Corp................................      129,800         3,569,500
  Neurex Corp.*..............................      108,300         2,071,237
  Neurogen Corp.*............................       35,000           883,750
  Nexstar Pharmaceuticals, Inc.*.............       50,000         1,050,000
  Pharmaceutical Product Development,
    Inc.*....................................       14,054           379,457
  Quintiles Transnational Corp.*.............        8,600           629,950
  Regeneron Pharmaceuticals, Inc.*...........       37,300           750,663
  Sequus Pharmaceuticals, Inc.*..............       96,800         1,524,600
  Sonus Pahrmaceuticals, Inc.*...............       17,800           343,763
  Vertex Pharmaceuticals, Inc.*..............       19,700           581,150
                                                                ------------
                                                                  17,162,020
                                                                ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

BROADCASTING -- 2.7%
  American Radio Systems Corp.*..............       72,400      $  2,696,900
  Argyle Television, Inc. Class A*...........       21,400           601,875
  Chancellor Corp.*..........................       58,400         2,423,600
  Emmis Broadcasting Corp. Class A*..........       43,600         2,016,500
  Evergreen Media Corp. Class A*.............       93,450         2,920,313
  Premiere Radio Networks, Inc. Class A*.....       33,600           361,200
  Saga Communications, Inc. Class A*.........       50,062         1,120,137
  SFX Broadcasting, Inc. Class A*............       42,500         1,933,750
  Telemundo Group, Inc. Class A*.............       18,000           616,500
  United Video Satellite Group, Inc. Class
    A*.......................................       35,000           708,750
  Westwood One, Inc.*........................       71,000         1,304,625
                                                                ------------
                                                                  16,704,150
                                                                ------------
BUILDING MATERIALS -- 0.6%
  Falcon Building Products, Inc. Class A*....       45,000           585,000
  Hexcel Corp.*..............................      102,600         1,987,875
  NCI Building Systems, Inc.*................       26,600           864,500
                                                                ------------
                                                                   3,437,375
                                                                ------------
BUILDING MATERIAL CHAIN -- 0.4%
  Eagle Hardware & Garden, Inc...............       85,000         2,295,000
                                                                ------------
CHEMICALS -- 0.2%
  OM Group, Inc..............................       38,300         1,455,400
                                                                ------------
CLOTHING CHAINS -- 2.5%
  American Eagle Outfitters, Inc.*...........       26,500           563,125
  Baker (J), Inc.............................       20,000           122,187
  Buckle, Inc. (The)*........................        2,400            76,200
  Charming Shoppes, Inc.*....................      544,500         3,267,000
  Gadzooks, Inc.*............................       69,000         2,397,750
  Loehmanns, Inc.*...........................       53,200         1,426,425
  Ross Stores, Inc...........................      109,900         3,956,400
  Wet Seal, Inc. Class A*....................       86,300         3,106,800
  99 Cents Only Stores*......................       30,300           424,200
                                                                ------------
                                                                  15,340,087
                                                                ------------
COAL MINING -- 0.1%
  Zeigler Coal Holding Company...............       25,000           431,250
                                                                ------------
COMPUTER/OFFICE AUTOMATION -- 1.8%
  Amati Communications Corp.*................       71,000         1,562,000
  Auspex Systems, Inc.*......................      135,600         2,084,850
  Brooktrout Technology, Inc.*...............       39,700         1,449,050
  Discreet Logic, Inc.*......................       96,000           732,000
  Eltron International, Inc.*................       47,750         1,545,906
  Encad, Inc.*...............................       10,000           418,750
  GEAC Computer Corp. LTD*...................       40,500           493,540
  IDX Systems Corp.*.........................        8,000           280,000
  Network Appliance, Inc.*...................       53,000         1,590,000
  Safeguard Scientifics, Inc.*...............       23,100           921,113
  Sunquest Information Systems, Inc.*........        9,000           166,500
                                                                ------------
                                                                  11,243,709
                                                                ------------
CONTAINERS -- 0.0%
  U.S. Can Corp.*............................       18,600           299,925
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

CONTRACTING DRILLING -- 1.4%
  Cliffs Drilling Co.*.......................       35,500      $  1,224,750
  Falcon Drilling, Inc.*.....................       82,400         2,142,400
  Marine Drilling Co., Inc.*.................      311,400         2,997,225
  Noble Drilling Corp.*......................       71,700         1,084,462
  Reading & Bates Corp.*.....................       40,100         1,087,713
                                                                ------------
                                                                   8,536,550
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 0.1%
  Carson Pirie Scott & Co.*..................       28,500           758,812
                                                                ------------
DRUGS/PHARMACEUTICALS -- 3.0%
  Anesta Corp.*..............................       58,500           826,312
  Columbia Laboratories, Inc.*...............       30,000           367,500
  Curative Health Services, Inc.*............       67,400         1,297,450
  Dura Pharmaceuticals, Inc.*................      142,200         5,243,625
  Incyte Pharmaceuticals, Inc.*..............       51,000         2,524,500
  Inhale Therapeutic Systems*................       11,500           148,062
  Jones Medical Industries, Inc..............       28,125         1,364,062
  Medicis Pharmaceutical Corp. Class A*......       16,900           815,425
  MIM Corp.*.................................       40,500           587,250
  Nabi, Inc.*................................      137,900         1,637,562
  NCS Healthcare, Inc. Class A*..............       19,100           599,263
  Noven Pharmaceuticals, Inc.*...............       30,700           387,587
  Parexel International Corp.*...............       19,400         1,222,200
  Pathogenesis Corp.*........................       51,300           910,575
  Sangstat Medical Corp.*....................        9,300           237,150
                                                                ------------
                                                                  18,168,523
                                                                ------------
ELECTRONIC DATA PROCESSING -- 1.5%
  Affiliated Computer Services, Inc. Class
    A*.......................................       30,900         1,815,375
  Checkfree Corp.*...........................       45,000           900,000
  Envoy Corp.*...............................       81,200         3,146,500
  Industry-Matematik International*..........       79,000           977,625
  Object Design, Inc.*.......................       70,000         1,128,750
  Peerless Systems Corp.*....................       14,500           166,750
  Versant Object Technology Corp.*...........       37,500           890,625
                                                                ------------
                                                                   9,025,625
                                                                ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.8%
  Belden, Inc.*..............................       38,800         1,125,200
  Checkpoint Systems, Inc.*..................      167,400         4,436,100
  Coherent, Inc.*............................       56,600         1,995,150
  Lernout & Hauspie Speech*..................       42,300         1,004,625
  Orbotech LTD*..............................       16,000           190,000
  Uniphase Corp.*............................       45,300         1,913,925
                                                                ------------
                                                                  10,665,000
                                                                ------------
ELECTRONICS/MUSIC CHAINS -- 0.5%
  Inacom Corp.*..............................       87,000         2,979,750
                                                                ------------
ENTERTAINMENT -- 0.3%
  Family Golf Centers, Inc.*.................       20,000           580,000
  Hollywood Entertainment Corp.*.............       73,300         1,502,650
                                                                ------------
                                                                   2,082,650
                                                                ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

ENVIRONMENTAL SERVICES -- 1.8%
  Newpark Resources, Inc.*...................       26,585      $    967,029
  Superior Services, Inc.*...................       17,000           272,000
  Tetra Technologies, Inc.*..................       42,300           777,263
  United Waste Systems, Inc.*................      156,600         5,441,850
  U.S. Filter Corp.*.........................       71,400         2,436,525
  U.S.A. Waste Services, Inc.*...............       26,800           844,200
                                                                ------------
                                                                  10,738,867
                                                                ------------
FINANCE COMPANIES -- 1.4%
  AmeriCredit Corp.*.........................      115,400         2,120,475
  Cityscape Financial Corp.*.................       47,000         1,245,500
  Imperial Credit Industries, Inc.*..........      109,200         3,999,450
  Westcorp., Inc.............................       56,205         1,215,433
                                                                ------------
                                                                   8,580,858
                                                                ------------
FOOD CHAINS -- 0.1%
  Quality Food Centers, Inc.*................       13,000           451,750
                                                                ------------
HOME FURNISHINGS -- 0.6%
  Bush Industries, Inc. Class A..............       20,000           367,500
  Cort Business Services Corp.*..............       30,000           611,250
  Ethan Allen Interiors, Inc.................       24,000           747,000
  Furniture Brands International, Inc.*......       47,600           696,150
  Renters Choice, Inc.*......................       71,600         1,342,500
                                                                ------------
                                                                   3,764,400
                                                                ------------
HOMEBUILDING -- 1.2%
  American Homestar Corp.*...................       24,700           600,519
  Cavalier Homes, Inc........................        2,100            38,850
  Champion Enterprises, Inc.*................       93,700         2,119,962
  Diamond Home Services, Inc.*...............       29,700           861,300
  Oakwood Homes Corp.........................       74,800         2,057,000
  Redman Industries, Inc.*...................       36,800         1,030,400
  United States Home Corp.*..................       40,000           820,000
                                                                ------------
                                                                   7,528,031
                                                                ------------
HOSPITALS -- 0.7%
  Health Management Systems, Inc.*...........       88,400         2,585,700
  National Surgery Centers, Inc.*............       52,600         1,472,800
                                                                ------------
                                                                   4,058,500
                                                                ------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 0.6%
  Granite Construction, Inc..................       69,900         1,450,425
  Greenwich Air Services, Inc. Class B*......       42,500           881,875
  Greenwich Air Services, Inc. Class A.......       40,400         1,131,200
                                                                ------------
                                                                   3,463,500
                                                                ------------
LEISURE/GAMING -- 0.9%
  Anchor Gaming*.............................       40,400         2,514,900
  Sodak Gaming, Inc.*........................      119,000         2,737,000
                                                                ------------
                                                                   5,251,900
                                                                ------------
LIFE INSURERS -- 0.1%
  Delphi Financial Group, Inc. Class A*......          900            25,200

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

LIFE INSURERS (CONTINUED)
  Protective Life Corp.......................        8,900      $    335,975
                                                                ------------
                                                                     361,175
                                                                ------------
LODGING -- 1.1%
  Bristol Hotel Co.*.........................       40,400         1,075,650
  Doubletree Corp.*..........................       24,600           980,925
  Prime Hospitality Corp.*...................      174,200         2,874,300
  Studio Plus Hotels, Inc.*..................       45,750           754,875
  Suburban Lodges of America*................       27,200           571,200
  Wyndham Hotel Corp.*.......................       26,500           483,625
                                                                ------------
                                                                   6,740,575
                                                                ------------
MACHINERY/EQUIPMENT -- 1.1%
  Digitran Systems, Inc.*....................       14,500               145
  Elbit Vision Systems LTD*..................       17,500           126,875
  Etec Systems, Inc.*........................       49,600         1,686,400
  Greenfield Industries, Inc.................       57,700         1,384,800
  Iwerks Entertainment, Inc.*................       72,500           507,500
  JLG Industries, Inc........................        6,800           127,500
  Kuhlman Corp...............................       20,800           304,200
  Miller Industries, Inc.*...................       35,600         1,406,200
  Robbins & Myers, Inc.......................       34,000           769,250
  Watsco, Inc. Class A.......................       13,950           284,231
                                                                ------------
                                                                   6,597,101
                                                                ------------
MANAGED HEALTHCARE/HMO'S/PPO'S -- 0.8%
  CRA Managed Care, Inc.*....................       17,600           950,400
  FPA Medical Management, Inc.*..............       44,700         1,178,962
  Medcath, Inc.*.............................       52,200           887,400
  OccuSystems, Inc.*.........................       68,800         2,064,000
                                                                ------------
                                                                   5,080,762
                                                                ------------
MEDICAL SPECIALTIES -- 0.0%
  Impath, Inc.*..............................        5,200            63,700
                                                                ------------
MEDICAL SUPPLIES -- 3.2%
  Adac Laboratories..........................      113,500         2,284,187
  Capstone Pharmacy Services*................       48,400           598,950
  ESC Medical Systems LTD*...................       36,000         1,152,000
  Femrx, Inc.*...............................       18,600           153,450
  Invacare Corp..............................       49,900         1,397,200
  Iridex Corp.*..............................       15,100           124,575
  Keravision, Inc.*..........................       36,100           541,500
  Lunar Corp.*...............................        8,500           272,000
  Minimed, Inc.*.............................       18,600           467,325
  Orthologic Corp.*..........................       91,600           973,250
  Physio-Control International Corp.*........       78,400         1,979,600
  ResMed, Inc.*..............................       18,800           371,300
  Safeskin Corp.*............................       62,500         2,171,875
  Serologicals Corp.*........................       13,600           472,600
  Steris Corp.*..............................       36,200         1,226,275
  Target Therapeutics, Inc.*.................       96,900         4,142,475
  Urologix, Inc.*............................        8,000           123,000

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

MEDICAL SUPPLIES (CONTINUED)
  Vivus, Inc.*...............................       27,300      $  1,037,400
                                                                ------------
                                                                  19,488,962
                                                                ------------
MEDICAL/HEALTH SERVICES -- 2.0%
  ABR Information Services, Inc.*............       39,125         2,817,000
  American Homepatient, Inc.*................       22,100           491,725
  Collaborative Clinical Research, Inc.*.....       32,000           432,000
  EmCare Holdings, Inc.*.....................       58,700         1,584,900
  Multicare Companies, Inc.*.................       63,900         1,389,825
  Pediatric Services of America, Inc.*.......       21,700           401,450
  Pediatrix Medical Group, Inc.*.............        6,800           340,850
  Prime Medical Services, Inc.*..............       35,000           463,750
  Renal Care Group, Inc.*....................       32,000         1,184,000
  Renal Treatment Centers, Inc.*.............       79,800         2,653,350
  Sterling Healthcare Group*.................       12,000           259,500
                                                                ------------
                                                                  12,018,350
                                                                ------------
METALS -- 1.7%
  Gibraltar Steel Corp.......................       26,800           603,000
  Mueller Industries, Inc.*..................       76,500         3,107,812
  Olympic Steel, Inc.*.......................       73,000         1,961,875
  Oregon Metallurgical Corp.*................       70,000         2,275,000
  RMI Titanium Co.*..........................       86,000         2,171,500
  UNR Industries, Inc........................       46,600           308,725
                                                                ------------
                                                                  10,427,912
                                                                ------------
MILITARY /DEFENSE TECHNOLOGY -- 0.9%
  Avondale Industries, Inc.*.................       32,600           607,175
  Rohr Industries, Inc.*.....................       88,900         1,744,663
  Stanford Telecommunications, Inc.*.........       46,500         2,325,000
  Tracor, Inc.*..............................       28,700           591,938
                                                                ------------
                                                                   5,268,776
                                                                ------------
MULTI-LINE INSURERS -- 0.3%
  Penncorp Financial Group, Inc..............       54,600         1,760,850
                                                                ------------
OIL/GAS PRODUCTION -- 1.8%
  Abacan Resource Corp.*.....................       50,000           343,750
  Barrett Resources Corp.*...................       19,900           701,475
  Belden & Blake Corp........................       17,000           395,250
  Brown (Tom), Inc.*.........................       50,600           955,075
  Cross Timbers Oil Co.......................       34,000           816,000
  Global Natural Resources, Inc.*............       57,800         1,004,275
  Houston Exploration Co.*...................       17,000           289,000
  KCS Energy, Inc............................       34,500         1,229,062
  Lomak Petroleum, Inc.......................       18,000           236,250
  Newfield Exploration Co.*..................       17,600           792,000
  Nuevo Energy Co.*..........................       18,500           751,562
  Petroleum Securities Australia LTD*........       34,000           790,500
  Plains Resources, Inc.*....................       17,500           242,813
  Swift Energy Co.*..........................       70,500         1,692,000
  Tesoro Petroleum Corp.*....................       17,000           218,875
  Vintage Petroleum, Inc.....................       17,900           525,813
                                                                ------------
                                                                  10,983,700
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

OILFIELD SERVICES/EQUIPMENT -- 3.3%
  BJ Services Co.*...........................      104,400      $  3,784,500
  Camco International, Inc...................       56,700         2,119,162
  Energy Ventures, Inc.*.....................       31,700         1,283,850
  Global Industries, LTD*....................      107,000         1,698,625
  Oceaneering International, Inc.*...........       52,600           894,200
  Pool Energy Services Co.*..................       71,200           898,900
  Pride Petroleum Services, Inc.*............      129,400         1,827,775
  Seacor Holdings, Inc.*.....................       63,400         3,217,550
  Tuboscope Vetco International, Corp.*......       82,100         1,282,813
  Varco International, Inc.*.................      123,700         2,180,213
  Veritas DGC, Inc.*.........................       35,000           630,000
                                                                ------------
                                                                  19,817,588
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICE -- 4.5%
  ATC Communications, Inc....................       18,000           315,000
  Caribiner International, Inc...............       28,900         1,221,025
  Claremont Technology Group, Inc.*..........       25,500           918,000
  Corestaff, Inc.*...........................       22,500           601,875
  G&K Services, Inc., Class A................       16,050           469,462
  ICTS International NV*.....................        8,700           106,575
  Learning Tree International*...............       12,100           447,700
  Mastec, Inc.*..............................       36,000         1,233,000
  Meta Group, Inc.*..........................       21,000           582,750
  National Education Corp.*..................      107,700         2,059,762
  National Techteam, Inc.*...................       34,000           922,250
  National Wireless Holdings, Inc.*..........       15,800           252,800
  Norrell Corp...............................       43,800         1,379,700
  Nova Corp.*................................       24,200           798,600
  Personnel Group of America, Inc.*..........       56,500         1,469,000
  PMT Services, Inc.*........................       90,350         1,829,588
  Pre Paid Legal Services, Inc.*.............       90,500         1,165,188
  Protection One, Inc.*......................       96,300         1,215,788
  Rental Service Corp.*......................       14,000           302,750
  Robert Half International, Inc.*...........       17,600           649,000
  Romac International, Inc.*.................       59,300         1,808,650
  Seattle Filmworks, Inc.*...................       26,500           583,000
  Techforce Corp.*...........................       18,600           137,175
  The Registry, Inc.*........................       10,000           380,000
  Vincam Group, Inc.*........................       22,500           860,625
  Wackenhut Corp. Series B...................       45,000           703,125
  Wackenhut Corrections Corp.*...............       63,000         1,401,750
  Western Staff Services, Inc.*..............       18,300           276,788
  Whittman-Hart, Inc.*.......................       57,400         2,712,150
  Youth Services International, Inc.*........       27,000           374,625
                                                                ------------
                                                                  27,177,701
                                                                ------------
OTHER CONSUMER DURABLES -- 0.4%
  Sola International, Inc.*..................       68,900         2,566,525
                                                                ------------
OTHER CONSUMER NON-DURABLES -- 0.0%
  Blyth Industries, Inc.*....................       30,600         1,484,100
                                                                ------------
OTHER CONSUMER SERVICES -- 0.4%
  American Residential Services, Inc.*.......       11,500           219,937
  Amre, Inc.*................................       51,600           715,950

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

OTHER CONSUMER SERVICES (CONTINUED)
  Apollo Group, Inc. Class A*................       34,647      $    926,807
  ITT Educational Services*..................       11,800           413,000
                                                                ------------
                                                                   2,275,694
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.9%
  Ocwen Financial Corp.*.....................       17,000           346,375
  RAC Financial Group, Inc.*.................       85,000         3,878,125
  Southern Pacific Funding Corp.*............       17,200           434,300
  WFS Financial, Inc.*.......................       33,000           676,500
                                                                ------------
                                                                   5,335,300
                                                                ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 1.6%
  Clintrials, Inc.*..........................       71,000         2,893,250
  Enterprise Systems, Inc.*..................       16,000           412,000
  Horizon Mental Health Management, Inc.*....       15,600           386,100
  Physician Computer Network, Inc.*..........      188,700         2,004,938
  Physician Support Systems, Inc.*...........       23,000           557,750
  RTW, Inc.*.................................       38,700         1,117,463
  Summit Medical Systems, Inc.*..............       31,000           434,000
  Veterinary Centers America, Inc.*..........       76,500         1,678,219
                                                                ------------
                                                                   9,483,720
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 1.2%
  BE Aerospace, Inc.*........................       32,200           664,125
  BMC Industries, Inc........................       82,600         2,364,425
  Chicago Miniature Lamp, Inc.*..............       29,400           889,350
  Foamex International, Inc.*................      140,000         2,275,000
  Memtec LTD Sponsored ADR...................       17,000           476,000
  Rexel, Inc.*...............................       27,900           439,425
                                                                ------------
                                                                   7,108,325
                                                                ------------
OTHER RETAIL TRADE -- 0.0%
  Cost Plus*.................................       66,800         1,544,750
                                                                ------------
OTHER TECHNOLOGY -- 1.2%
  Compucom Systems, Inc.*....................       18,300           160,125
  Computer Products, Inc.*...................       89,400         1,955,625
  Henry (Jack) & Associates..................       24,100           765,175
  Renaissance Solutions, Inc.*...............       22,100           936,488
  Technology Solutions Company*..............       48,750         1,700,156
  Vanstar Corp.*.............................       63,000         1,527,750
                                                                ------------
                                                                   7,045,319
                                                                ------------
OTHER TRANSPORTATION -- 0.3%
  Coach USA, Inc.*...........................       23,000           615,250
  Trico Marine Services, Inc.*...............       38,200         1,165,100
                                                                ------------
                                                                   1,780,350
                                                                ------------
PAPER -- 0.2%
  American Pad & Paper Co.*..................       60,000         1,275,000
                                                                ------------
PRINTING/FORMS -- 0.0%
  Applied Graphics Technologies, Inc.*.......       18,600           276,675
                                                                ------------
PROPERTY-CASUALTY INSURERS -- 0.8%
  Capmac Holdings, Inc.......................       38,500         1,280,125
  HCC Insurance Holdings, Inc................       48,100         1,388,887

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------
COMMON STOCK (Continued)
---------------------------------------------------------

PROPERTY-CASUALTY INSURERS (CONTINUED)
  La Salle Re Holdings LTD...................       49,300      $  1,158,550
  Vesta Insurance Group, Inc.................       34,350         1,318,181
                                                                ------------
                                                                   5,145,743
                                                                ------------
PUBLISHING -- 0.2%
  Golden Books Family Entertainment, Inc.*...       90,000         1,046,250
                                                                ------------
RAILROADS -- 0.2%
  Railtex, Inc.*.............................       40,000           952,500
                                                                ------------
REAL ESTATE BROKERS/SERVICES -- 0.8%
  Amresco, Inc.*.............................      144,700         3,310,012
  Insignia Financial Group, Inc. Class A*....       26,300           670,650
  NHP, Inc.*.................................       23,300           441,244
  Redwood Trust, Inc.........................       17,700           566,400
                                                                ------------
                                                                   4,988,306
                                                                ------------
RECREATIONAL PRODUCTS -- 0.4%
  Coachmen Industries, Inc...................       35,500           914,125
  Galoob Lewis T*............................       38,000         1,111,500
  Rockshox*..................................        9,000           135,000
  Tyco Toys, Inc.*...........................       34,300           197,225
                                                                ------------
                                                                   2,357,850
                                                                ------------
REGIONAL BANKS -- 0.1%
  Provident Bankshares Corp..................       19,700           696,888
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
  FelCor Suite Hotels, Inc...................       19,100           615,975
  Storage USA, Inc...........................       24,000           798,000
                                                                ------------
                                                                   1,413,975
                                                                ------------
RENTAL/LEASING COMPANIES -- 0.2%
  Team Rental Group, Inc.*...................       22,400           425,600
  Leasing Solutions, Inc.*...................       34,000           977,500
  Winthrop Resources Corp....................          900            24,300
                                                                ------------
                                                                   1,427,400
                                                                ------------
RESTAURANTS -- 1.7%
  Apple South, Inc...........................       65,300           873,387
  CKE Restaurants, Inc.......................       76,000         2,337,000
  Foodmaker, Inc.*...........................      253,200         2,532,000
  Logan's Roadhouse, Inc.*...................       27,000           543,375
  Papa John's International, Inc.*...........       17,900           939,750
  Rainforest Cafe, Inc.*.....................       63,550         1,970,050
  Showbiz Pizza Time, Inc.*..................       71,300         1,292,313
  Taco Cabana Class A*.......................        3,700            21,275
                                                                ------------
                                                                  10,509,150
                                                                ------------
RETAIL/FOOD DISTRIBUTION -- 0.5%
  Richfood Holdings, Inc.....................       87,700         3,266,825
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENT -- 3.4%
  Actel Corp.*...............................      144,300         2,777,775
  Flextronics International, LTD*............       62,300         1,721,037
  Radisys Corp.*.............................       19,400           960,300

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

SEMICONDUCTORS/ELECTRONIC COMPONENT (CONTINUED)
  Sawtek, Inc.*..............................       90,700      $  2,358,200
  SDL, Inc.*.................................      100,400         2,058,200
  S3, Inc.*..................................      246,700         4,872,325
  Trident Microsystems, Inc.*................       68,000         1,028,500
  Vitesse Semiconductor Corp.*...............      125,800         4,859,025
                                                                ------------
                                                                  20,635,362
                                                                ------------
SOFTWARE -- 14.0%
  Amisys Managed Care Systems*...............       36,000           859,500
  Applix, Inc.*..............................       16,500           433,125
  Aspen Technology, Inc.*....................       42,400         2,872,600
  Avant Corp.*...............................       46,500         1,395,000
  BDM International, Inc.*...................       32,600         1,939,700
  CBT Group PLC Sponsored ADR*...............       80,400         3,778,800
  Ciber, Inc.*...............................       61,500         2,337,000
  Clarify, Inc.*.............................       33,500         2,077,000
  Cognos, Inc.*..............................      183,600         5,989,950
  Cooper & Chyan Technology, Inc.*...........       38,700           948,150
  Datastream Systems, Inc.*..................       57,600         1,742,400
  Dataworks Corp.*...........................       33,200           863,200
  Dendrite International, Inc.*..............       31,500           952,875
  Geoworks*..................................       21,700           564,200
  Harbinger Corp.*...........................       61,700         1,542,500
  HCIA, Inc.*................................       17,700         1,062,000
  HNC Software, Inc.*........................       99,000         3,960,000
  HPR, Inc.*.................................       17,500           280,000
  Ikos Systems, Inc.*........................       41,600           826,800
  Indus Group, Inc.*.........................       21,000           420,000
  Integrated Systems, Inc.*..................       78,200         2,580,600
  JDA Software Group, Inc.*..................       69,800         1,919,500
  Legato Systems, Inc.*......................       81,800         3,885,500
  Manugistics Group, Inc.*...................       12,800           515,200
  MDL Information Systems, Inc.*.............       30,700           970,888
  Mecon, Inc.*...............................       19,000           475,000
  National Instruments Corp.*................       61,000         1,616,500
  Onewave, Inc.*.............................        8,500           128,562
  Pegasystems, Inc.*.........................       17,500           455,000
  Perceptron, Inc.*..........................       32,700           825,675
  Platinum Software Corp.*...................        1,795            19,969
  Pure Atria Corp.*..........................      116,005         4,379,189
  Quick Response Services, Inc.*.............       14,800           551,300
  Rational Software Corp.*...................      155,200         5,296,200
  Sapient Corp.*.............................       12,200           542,900
  Saville Systems Ireland PLC*...............       63,700         2,245,425
  Scopus Technology, Inc.*...................       55,000         1,663,750
  Seibel Systems, Inc.*......................       43,500         1,810,688
  SPSS, Inc.*................................       18,000           499,500
  SQA, Inc.*.................................       23,600           637,200
  Sykes Enterprises, Inc.*...................       82,350         3,973,388
  Systemsoft Corp.*..........................      156,300         5,353,275
  Verilink Corp.*............................        5,900           144,550
  Veritas Software Co.*......................       34,000         2,405,500
  Viasoft, Inc.*.............................       69,800         2,931,600
  Viewlogic Systems, Inc.*...................       71,600           832,350
  Visio Corp.*...............................       27,500         1,251,250

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

SOFTWARE (CONTINUED)
  Wind River Systems, Inc.*..................       49,800      $  2,203,650
                                                                ------------
                                                                  84,958,909
                                                                ------------
SPECIALTY CHAINS -- 2.9%
  Cross Continenet Auto Retailers, Inc.*.....       12,000           276,000
  Duty Free International, Inc...............       56,400           775,500
  Finish Line, Inc. Class A*.................       24,000         1,140,000
  Insight Enterprises, Inc.*.................       13,600           508,300
  Just for Feet, Inc.*.......................       58,100         2,912,262
  Men's Wearhouse, Inc.*.....................       25,300           632,500
  Microage, Inc.*............................      103,000         1,944,125
  Party City Corp.*..........................        8,000           150,000
  Petco Animal Supplies, Inc.*...............       40,650         1,107,712
  Pier 1 Imports, Inc........................      116,200         1,873,725
  Rexall Sundown, Inc.*......................       51,600         1,883,400
  West Coast Entertainment Corp.*............       13,500           136,688
  West Marine, Inc.*.........................       22,800           752,400
  Williams-Sonoma, Inc.*.....................      135,300         3,839,138
                                                                ------------
                                                                  17,931,750
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 4.2%
  ACT Networks, Inc.*........................       74,300         2,080,400
  AML Communications, Inc.*..................        1,100            17,875
  Aspect Telecommunications Corp.*...........      107,300         6,679,425
  Cable Design Technologies, Inc.*...........       50,000         2,000,000
  Coherent Communications Systems Corp.*.....       46,400           881,600
  Comverse Technology, Inc.*.................       43,200         1,679,400
  Davox Corp.*...............................       19,000           717,250
  Digital Systems International, Inc.*.......       36,000           643,500
  Inter-Tel, Inc.*...........................       35,200           712,800
  Lightbridge, Inc.*.........................        9,360           109,980
  Natural Microsystems Corp.*................       39,000         1,876,875
  Nice-Systems LTD*..........................       33,500           767,359
  Ortel Corp.*...............................       54,000         1,296,000
  P Com, Inc.*...............................       51,400         1,272,150
  Periphonics Corp.*.........................       22,000           858,000
  Remec, Inc.*...............................       17,100           241,538
  TCSI Corp.*................................       57,500           761,875
  Teledata Communications LTD.*..............        5,000            91,875
  Teltrend, Inc.*............................       34,200         1,453,500
  Westell Technologies, Inc.*................       28,600         1,265,550
                                                                ------------
                                                                  25,406,952
                                                                ------------
TELEPHONE -- 2.4%
  ACC Corp.*.................................       52,900         2,499,525
  Clearnet Communications Class A*...........       18,000           294,750
  ICG Communications, Inc.*..................       70,000         1,470,000
  Intercel, Inc.*............................       83,500         1,753,500
  Intermedia Communications of Florida,
    Inc.*....................................       58,100         1,699,425
  Midcom Connumications, Inc.*...............       69,000           948,750
  Pacific Gateway Exchange, Inc.*............       38,200         1,126,900
  Pricellular Corp., Class A*................       40,375      $    580,391

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

TELEPHONE (CONTINUED)
  Tel-Save Holdings, Inc.*...................       72,000         2,070,000
  Winstar Communications*....................      123,800         2,058,175
                                                                ------------
                                                                  14,501,416
                                                                ------------
TOBACCO PRODUCTS -- 0.3%
  Mafco Consolidated Group, Inc.*............       68,800         2,107,000
                                                                ------------
TRUCKING -- 0.6%
  Knight Transportation, Inc.*...............       17,000           371,875
  Landstar System, Inc.*.....................       76,500         2,046,375
  Swift Transportation Co.*..................       17,000           372,938
  USFreightways Corp.........................       51,000         1,045,500
                                                                ------------
                                                                   3,836,688
                                                                ------------
WHOLESALE DISTRIBUTION -- 1.4%
  Anicom, Inc.*..............................       10,700           189,925
  Central Garden & Pet Co.*..................       74,900         1,507,362
  Daisytek International Corp.*..............        3,800           164,350
  Fresh America Corp.*.......................          800            15,450
  Hughes Supply, Inc.*.......................        3,600           133,200
  Tech Data Corp.*...........................      238,300         6,642,613
                                                                ------------
                                                                   8,652,900
                                                                ------------
TOTAL COMMON STOCKS
  (COST $402,514,887)......................................      575,572,587
                                                                ------------

                                        PRINCIPAL
                                         AMOUNT
---------------------------------------------------------

COMMERCIAL PAPER -- 5.6%
----------------------------------------------
  Associates Corp. -- 0.7%
    5.80%, 10/01/96................         4,068        4,068,000
  Merrill Lynch & Co.
    5.85%, 10/01/96................        29,614       29,614,000
                                                      ------------
TOTAL COMMERCIAL PAPER
  (COST $33,682,000).............................       33,682,000
---------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2%
----------------------------------------------
  J. P. Morgan & Co., Inc.
    $1,667,000 at 5.65%, (Agreement
    dated 09/30/96; to be
    repurchased at $1,667,262 on
    10/01/96; collateralized by
    $1,665,000 FHMA Note, 7.16% due
    01/10/97)(VALUE $1,708,661)
    (COST $1,667,000)                   1,667,000        1,667,000
                                                      ------------
TOTAL INVESTMENTS -- 100.5%
  (COST $437,863,887)............................      610,921,587
LIABILITIES IN EXCESS OF OTHER ASSETS (0.5%).....       (2,979,076)
                                                      ------------
NET ASSETS 100.0%................................     $607,942,511
                                                      ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
CORE GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS -- 96.6%
---------------------------------------------------------

AIRLINES -- 0.7%
  Comair Holdings, Inc.......................         152,325     $  3,579,637
                                                                  ------------
APPAREL -- 4.5%
  Gucci Group NV.............................         135,000        9,787,500
  Nike, Inc. Class B.........................          52,600        6,390,900
  Tommy Hilfiger Corp.*......................         110,000        6,517,500
                                                                  ------------
                                                                    22,695,900
                                                                  ------------
BIOTECHNOLOGY -- 0.8%
  Genetics Institute, Inc....................          59,200        4,114,400
                                                                  ------------
BROADCASTING -- 2.7%
  Evergreen Media Corp.*.....................         135,000        4,218,750
  Infinity Broadcasting Corp. Class A*.......         119,025        3,749,287
  Tele-Communications, Inc. Class A Liberty
    Media Group*.............................         101,100        2,893,988
  Tele-Communications, Inc. Class A TCI
    Group*...................................         188,100        2,809,744
                                                                  ------------
                                                                    13,671,769
                                                                  ------------
BUILDING MATERIALS -- 1.2%
  Lowe's Companies, Inc......................         142,300        5,816,513
                                                                  ------------
CLOTHING CHAINS -- 1.8%
  Fila Holdings SPA..........................          63,000        6,055,875
  Intimate Brands, Inc.......................         155,700        2,841,525
                                                                  ------------
                                                                     8,897,400
                                                                  ------------
COMPUTERS/OFFICE AUTOMATION -- 6.8%
  Ceridian Corp.*............................         156,300        7,815,000
  Cisco Systems, Inc.*.......................          73,500        4,561,594
  Compaq Computer Corp.*.....................          94,100        6,034,162
  Computer Sciences Corp.*...................          74,600        5,734,875
  Dell Computer Corp.*.......................          60,100        4,672,775
  Sun Microsystems, Inc.*....................          84,700        5,261,988
                                                                  ------------
                                                                    34,080,394
                                                                  ------------
COMPUTERS & OFFICE EQUIPMENT -- 1.4%
  Gateway 2000, Inc.*........................         135,000        6,463,125
                                                                  ------------
DEPARTMENT/DISCOUNT STORES -- 2.2%
  Consolidated Stores Corp.*.................         144,500        5,780,000
  Kohls Corp.*...............................         145,000        5,220,000
                                                                  ------------
                                                                    11,000,000
                                                                  ------------
DRUGS/PHARMACEUTICALS -- 2.5%
  Cardinal Health, Inc.......................          78,500        6,486,062
  Dura Pharmaceuticals.......................         160,000        5,900,000
                                                                  ------------
                                                                    12,386,062
                                                                  ------------
ELECTRONIC DATA PROCESSING -- 0.8%
  First Data Corp............................          49,777        4,063,048
                                                                  ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.2%
  Fore Systems, Inc.*........................         146,500        6,061,437
                                                                  ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

ELECTRONICS/MUSIC CHAINS -- 1.4%
  Compusa, Inc.*.............................         130,000     $  7,020,000
                                                                  ------------
FINANCE COMPANIES -- 1.2%
  Green Tree Financial Corp..................         156,200        6,130,850
                                                                  ------------
FINANCIAL SERVICES -- 2.5%
  Associates First Capital Corp..............         160,000        6,560,000
  Household International, Inc...............          73,700        6,061,825
                                                                  ------------
                                                                    12,621,825
                                                                  ------------
FOOD CHAINS -- 1.6%
  Safeway, Inc.*.............................         192,800        8,218,100
                                                                  ------------
GAMBLING -- 2.0%
  International Game Technology..............         350,000        7,175,000
  Mirage Resorts, Inc.*......................         108,000        2,767,500
                                                                  ------------
                                                                     9,942,500
                                                                  ------------
HOME FURNISHINGS -- 1.2%
  Mohawk Industries, Inc*....................         232,900        5,968,063
                                                                  ------------
HOSPITALS -- 2.5%
  Healthsouth Corp.*.........................         169,000        6,485,375
  Tenet Healthcare Corp.*....................         261,400        5,816,150
                                                                  ------------
                                                                    12,301,525
                                                                  ------------
LODGING -- 0.5%
  Host Marriott Corp.*.......................         177,800        2,578,100
                                                                  ------------
MEDICAL SUPPLIES -- 1.3%
  Boston Scientific Corp.*...................         111,500        6,411,250
                                                                  ------------
OIL/GAS PRODUCTION -- 4.0%
  Burlington Resources, Inc..................         116,000        5,147,500
  Enron Oil & Gas Co.........................         120,000        2,985,000
  Triton Energy Corp.*.......................          76,800        3,436,800
  United Meridian Corp.*.....................         185,600        8,444,800
                                                                  ------------
                                                                    20,014,100
                                                                  ------------
OILFIELD SERVICES/EQUIPMENT -- 4.9%
  BJ Services Co.*...........................         145,000        5,256,250
  Diamond Offshore Drilling, Inc.*...........         100,000        5,500,000
  Ensco International, Inc.*.................         140,000        4,550,000
  Tidewater, Inc.............................          91,900        3,434,763
  Western Atlas, Inc.*.......................          89,300        5,558,925
                                                                  ------------
                                                                    24,299,938
                                                                  ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 7.4%
  Accustaff, Inc.*...........................         205,100        5,306,962
  Corestaff, Inc.*...........................         157,500        4,213,125
  Corrections Corp. of America*..............         213,200        6,662,500
  CUC International, Inc.*...................         151,162        6,027,585
  MFS Communications, Inc.*..................          89,500        3,904,438
  Republic Waste Industries*.................         175,000        5,075,000
  USA Waste Services, Inc.*..................         185,600        5,846,400
                                                                  ------------
                                                                    37,036,010
                                                                  ------------
OTHER FINANCIAL SERVICES -- 2.7%
  Equifax, Inc...............................         232,600        6,134,825

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORE GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS -- 96.6%
---------------------------------------------------------

OTHER FINANCIAL SERVICES (CONTINUED)
  Sunamerica Inc.............................         205,100     $  7,075,950
                                                                  ------------
                                                                    13,210,775
                                                                  ------------
PIPELINES -- 1.1%
  Williams Companies, Inc....................         108,200        5,518,200
                                                                  ------------
RECREATION PRODUCTS -- 1.2%
  Harley-Davidson, Inc.......................         140,000        6,020,000
                                                                  ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 3.9%
  Intel Corp.................................          77,000        7,348,687
  S3, Inc.*..................................         322,000        6,359,500
  Vitesse Semiconductor*.....................         150,000        5,793,750
                                                                  ------------
                                                                    19,501,937
                                                                  ------------
SOFTWARE -- 11.1%
  Baan Co. NV*...............................          94,900        3,167,287
  BMC Software*..............................          70,000        5,565,000
  Cadence Design Systems, Inc.*..............         128,625        4,598,344
  Computer Associates International, Inc.....         105,000        6,273,750
  Microsoft Corp.*...........................          44,000        5,802,500
  Netscape Communications, Inc.*.............         124,000        5,750,500
  Parametric Technology Corp.*...............         117,000        5,776,875
  Rational Software Corp.*...................         220,000        7,507,500
  Sterling Commerce, Inc.*...................         160,000        4,720,000
  Synopsys, Inc.*............................         130,600        6,023,925
                                                                  ------------
                                                                    55,185,681
                                                                  ------------
SPECIALTY CHAINS -- 4.9%
  Borders Group, Inc.*.......................         182,600        6,801,850
  Home Depot, Inc............................         102,000        5,801,250
  Staples, Inc.*.............................         240,700        5,340,531
  Tech Data Corp.*...........................         230,000        6,411,250
                                                                  ------------
                                                                    24,354,881
                                                                  ------------
SPECIALTY INSURERS -- 1.2%
  MGIC Investment Corp.......................          87,100        5,868,363
                                                                  ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT -- 9.7%
  ADC Telecommunications*....................         110,000     $  7,040,000
  Andrew Corp.*..............................         110,000        5,486,250
  Aspect Telecommunications Corp.*...........          82,300        5,123,175
  Cascade Communications Corp*...............          78,200        6,373,300
  DSP Communications, Inc.*..................         152,300        8,509,762
  ICG Communications*........................         215,000        4,515,000
  Nokia Corp.................................         133,000        5,885,250
  Telebras-Sponsored ADR.....................          68,000        5,338,000
                                                                  ------------
                                                                    48,270,737
                                                                  ------------
TELEPHONE -- 3.7%
  LCI International, Inc.*...................         195,700        6,164,550
  Nextel Communications, Inc.*...............         170,000        3,145,000
  Teleport Comm.*............................         310,000        7,323,750
  WorldCom, Inc.*............................          90,200        1,928,025
                                                                  ------------
                                                                    18,561,325
                                                                  ------------
TOTAL COMMON STOCKS
  (Cost $372,559,894)........................................      481,863,845
                                                                  ------------

                                                   PRINCIPAL
                                                    AMOUNT           VALUE
------------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.0%
------------------------------------------------------------------------------
  Merrill Lynch & Co.
    5.85%, 10/01/96
    (Cost $19,644,000).......................     $19,644,000       19,644,000
                                                                  ------------
TOTAL INVESTMENTS -- 100.6%
  (Cost $392,203,894)........................................     $501,507,845
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.6%) .                   (2,865,689)
                                                                  ------------
NET ASSETS -- 100.0%.........................................     $498,642,156
                                                                  ------------

---------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------
COMMON STOCKS -- 14.2%
---------------------------------------------------------

ADVERTISING -- 2.4%
  Omnicom Group, Inc.........................        61,429     $  2,871,806
                                                                ------------
ELECTRICAL UTILITIES -- 0.6%
  AES Corp.*.................................        17,980          707,962
                                                                ------------
FINANCIAL SERVICES -- 0.2%
  First Chicago NBD Corp.....................        11,700          223,762
                                                                ------------
GAS UTILITIES -- 0.9%
  MCN Corp...................................        41,860        1,124,987
                                                                ------------
INVESTMENTS -- 1.7%
  Merrill 6.25% "IGL"-Strypes................        51,526        2,073,921
                                                                ------------
INSURANCE SERVICES -- 1.0%
  Penncorp Financial Group...................        20,805        1,178,083
                                                                ------------
MACHINERY/EQUIPMENT -- 0.5%
  Cooper Industry, Inc.......................        26,400          541,200
                                                                ------------
SOAPS/COSMETICS -- 0.1%
  AJL Peps Trust.............................         8,610          170,048
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 6.1%
  Cali Realty Corp...........................        39,920        1,082,830
  CenterPoint Properties Corp................        30,000          806,250
  Patriot American Hospitality, Inc..........        25,830          868,534
  Reckson Associates Realty Corp.............        49,530        1,838,801
  Spieker Properties, Inc....................        20,300          596,313
  Weeks Corp.................................        55,120        1,570,920
  Starwood Lodging Trust.....................        14,900          623,937
                                                                ------------
                                                                   7,387,585
                                                                ------------
TELECOMMUNICATIONS -- 0.0%
  MFS Communications Co., Inc................         1,232           53,746
                                                                ------------
TELEPHONE -- 0.7%
  ICG Communications*........................        31,766          667,086
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $14,240,312).......................................       17,000,186
                                                                ------------

----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 27.1%
----------------------------------------------------------------------------
BROADCASTING -- 3.7%
  American Radio Systems Corp., 7.0%*........        39,100     $  2,130,950
  SFX Broadcasting, Inc., Series D, 6.5%*....        40,080        2,304,600
                                                                ------------
                                                                   4,435,550
                                                                ------------
ELECTRICAL UTILITIES -- 3.0%
  California Energy Capital Trust*...........        27,380        1,635,955
  Devon Energy 144A Pfd*.....................        30,148        1,575,233
  Santa Fe Energy Res. Inc., $.732...........        31,100          388,750
                                                                ------------
                                                                   3,599,938
                                                                ------------
ELECTRONIC DATA PROCESSING -- 2.0%
  Ceridian Corp., 5.5%.......................        21,975        2,400,769
                                                                ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

GAS UTILITIES -- 1.5%
  Noram Financing I, 6.25%...................        29,100     $  1,786,013
                                                                ------------
MACHINERY/EQUIPMENT -- 0.6%
  Greenfield Capital Trust, 6.0%*............        16,510          718,185
                                                                ------------
MEDICAL DEVICES -- 0.9%
  United States Surgical Corp., Series A,
    $2.20....................................        24,720        1,022,790
                                                                ------------
MULTI-LINE INSURERS -- 1.2%
  Allstate Corp., $2.30......................        29,900        1,390,350
                                                                ------------
OIL/GAS PRODUCTION -- 1.2%
  Occidental Petroleum Corp., $3.00..........        23,800        1,398,250
                                                                ------------
OTHER CONSUMER SERVICES -- 2.8%
  SCI Finance LLC, Series A, $3.125..........        34,690        3,555,725
                                                                ------------
REGIONAL BANKS -- 1.3%
  Sakura Finance Trust, 0.75%................            26        1,523,104
                                                                ------------
PIPELINES -- 1.4%
  Williams Cos., $3.50.......................        20,595        1,681,067
                                                                ------------
RESTAURANTS -- 1.5%
  Wendy's Financing CV Pfd...................        35,300        1,817,950
                                                                ------------
SPECIALTY INSURERS -- 1.8%
  American Bankers Insurance, Series B,
    6.25%....................................        36,290        2,141,110
                                                                ------------
TELECOMMUNICATIONS -- 2.2%
  LM Ericsson Telephone Co., 4.25%...........       767,670        2,638,866
                                                                ------------
TELEPHONE -- 0.8%
  Nortel Inversora S A.......................        24,910        1,005,741
                                                                ------------
WHOLESALE DISTRIBUTION -- 1.2%
  Alco Standard Corp. Series BB, $5.040......        16,540        1,505,140
                                                                ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $28,502,445).......................................       32,620,548
                                                                ------------

                                                  Principal
                                                   Amount          Value
----------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 56.3%
----------------------------------------------------------------------------
BROADCASTING -- 0.4%
  Comcast Corp.
    3.375%, 09/09/05.........................     $  60,000     $     52,575
  Telemundo Group, Inc.
    7.000%, 02/15/06.........................       225,000          215,437
                                                                ------------
                                                                     268,012
                                                                ------------
BUILDING MATERIALS -- 2.1%
  Hexcel Corp.
    7.000%, 08/01/03.........................       840,000        1,187,550
  Home Depot, Inc.
    3.250%, 10/01/01.........................     1,310,000        1,334,563
                                                                ------------
                                                                   2,522,113
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                PRINCIPAL
                                                 AMOUNT     VALUE

---------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (Continued)
---------------------------------------------------------

CLOTHING CHAINS -- 3.2%
  Charming Shoppes, Inc.
    7.500%, 07/15/06.........................     $1,365,000    $  1,470,787
  Nine West Group, Inc.*
    5.500%, 07/15/03.........................     1,220,000        1,314,550
  Saks Holdings, Inc.
    5.500%, 09/15/06.........................     1,040,000        1,101,100
                                                                ------------
                                                                   3,886,437
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 2.8%
  Conner Peripherals, Inc.
    6.500%, 03/01/02.........................     1,320,000        1,518,000
  Safeguard Scientifics*
    6.000%, 02/01/06.........................     1,375,000        1,832,188
                                                                ------------
                                                                   3,350,188
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 3.2%
  Proffitt's, Inc.*
    4.750%, 11/01/03.........................     1,758,000        1,826,123
  Price Co.
    0.055%, 02/28/12.........................     1,904,000        1,968,260
                                                                ------------
                                                                   3,794,383
                                                                ------------
DRUGS/PHARMACEUTICALS -- 3.1%
  Elan International Finance*
    0.000%, 10/16/12.........................     1,718,000        1,108,110
  Sandoz Capital BVI LTD*
    2.000%, 10/06/02.........................       900,000        2,660,325
  Sandoz Euro
    2.000%, 10/06/02.........................     1,470,000
                                                                ------------
                                                                   3,768,435
                                                                ------------
ELECTRIC UTILITIES -- 1.2%
  AES Corp.
    10.250%, 07/15/06........................     1,385,000        1,471,562
                                                                ------------
ELECTRONICS -- 2.2%
  Analog Devices
    3.500%, 12/01/00.........................     1,060,000        1,294,525
  Sanmina Corp.
    5.500%, 08/15/02.........................       920,000        1,404,150
                                                                ------------
                                                                   2,698,675
                                                                ------------
ELECTRONIC DATA PROCESSING -- 3.2%
  C-Cube Microsystems, Inc.
    5.875%, 11/01/05.........................       185,000          273,337
  First Financial Management Corp.
    5.000%, 12/15/99.........................       715,000        1,353,138
  Automatic Data Process*
    0.000%, 02/20/12.........................     3,985,000        2,281,412
                                                                ------------
                                                                   3,907,887
                                                                ------------
ELECTRONIC INSTRUMENTS -- 1.7%
  ADT Operations, Inc.*
    0.000%, 07/06/10.........................     3,093,000        1,848,067

                                                PRINCIPAL
                                                 AMOUNT     VALUE

---------------------------------------------------------

ELECTRONIC INSTRUMENTS (CONTINUED)
  Checkpoint Systems, Inc. Euro
    5.250%, 11/01/05.........................     $ 100,000     $    154,750
                                                                ------------
                                                                   2,002,817
                                                                ------------
ENVIRONMENTAL SERVICES -- 5.5%
  U.S. Filter Corp.*
    6.000%, 09/15/05.........................     1,538,000        2,970,263
  Sanifill, Inc.
    5.000%, 03/01/06.........................     1,918,000        2,416,680
  United Waste Systems, Inc.*
    4.500%, 06/01/01.........................     1,060,000        1,287,900
                                                                ------------
                                                                   6,674,843
                                                                ------------
FOOD CHAINS -- 2.6%
  Food Lion, Inc.
    5.000%, 06/01/03.........................       949,000        1,161,339
  Starbucks Corp.
    4.250%, 11/01/02.........................     1,280,000        1,926,400
                                                                ------------
                                                                   3,087,739
                                                                ------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 1.0%
  Empresas ICA Sociedad
    5.000%, 03/15/04.........................     1,726,000        1,210,358
                                                                ------------
INSURANCE SERVICES -- 2.1%
  American Travellers Corp.
    6.500%, 10/01/05.........................     1,123,000        2,521,135
                                                                ------------
INVESTMENT COMPANIES -- 0.6%
  Morgan Stanley Group*
    0.000%, 09/30/00.........................       690,000          747,788
                                                                ------------
LODGING -- 2.5%
  Marriott International
    0.000%, 03/25/11.........................     3,125,000        1,707,031
  Hilton Hotels Corp.
    5.000%, 05/15/06.........................     1,210,000        1,300,750
                                                                ------------
                                                                   3,007,781
                                                                ------------
MACHINERY/EQUIPMENT -- 2.8%
  Thermo Electron Corp.
    4.250%, 01/01/03.........................     1,675,000        2,049,781
  Thermo Electron Corp. Euro*
    4.250%, 01/01/03.........................     1,110,000        1,340,325
                                                                ------------
                                                                   3,390,106
                                                                ------------
MEDICAL/NURSING/HEALTH SERVICES -- 2.1%
  Phycor, Inc.
    4.500%, 02/15/03.........................       710,000          803,188
  Renal Treatment Centers, Inc.*
    5.625%, 07/15/06.........................     1,480,000        1,716,800
                                                                ------------
                                                                   2,519,988
                                                                ------------
OIL/GAS PRODUCTION -- 6.1%
  Baker Hughes, Inc.*
    0.000%, 05/05/08.........................     2,520,000        1,764,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT     VALUE

---------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (Continued)
---------------------------------------------------------

OIL/GAS PRODUCTION (CONTINUED)
  Cliffs Drilling Co.
    10.250%, 05/15/03........................     $ 400,000     $    417,000
  Noble Affiliates, Inc.
    0.0425, 11/01/03.........................     2,120,000        2,427,400
  Pride Petroleum Services, Inc.
    0.0625, 02/15/06.........................     1,208,000        1,603,620
  Nabors Industries, Inc.
    5.000%, 05/15/06.........................     1,160,000        1,173,050
                                                                ------------
                                                                   7,385,070
                                                                ------------
OTHER PRODUCTION/MANUFACTURING -- 0.9%
  ALFA S.A. DE C.V.*
    8.000%, 09/15/00.........................     1,000,000        1,068,750
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 1.8%
  3Com Corp.
    10.250%, 11/01/01........................       665,000        1,267,656
  S3 Inc.
    5.750%, 10/01/03.........................       680,000          842,350
                                                                ------------
                                                                   2,110,006
                                                                ------------
SPECIALTY CHAINS -- 2.0%
  Staples, Inc.*
    4.50%, 10/01/00..........................     2,099,000        2,453,206
                                                                ------------
TECHNOLOGY -- 1.0%
  Intermedia Communications, Inc.*
    0.000%, 05/15/06.........................       175,000          109,812
  National Education Corporation
    6.500%, 05/15/11.........................       955,000          897,700
  Sygnet Wireless, Inc.
    11.500%, 10/01/06........................       150,000          154,875
                                                                ------------
                                                                   1,162,387
                                                                ------------

                                                PRINCIPAL
                                                 AMOUNT     VALUE

---------------------------------------------------------

TELECOMMUNICATIONS -- 0.9%
  Midcom Communications, Inc.*
    8.25% 08/15/03...........................     $ 785,000     $    887,050
  Pricecellular Wire*
    14.000%, 11/15/01........................       250,000          225,000
                                                                ------------
                                                                   1,112,050
                                                                ------------
WHOLESALE DISTRIBUTORS -- 1.2%
  Danka Business Systems PLC
    6.750%, 04/01/02.........................     1,000,000        1,443,750
                                                                ------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $58,657,859).......................................       67,565,466
                                                                ------------

----------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.6%
----------------------------------------------------------------------------
  Merrill Lynch & Co.
    5.85% 10/01/96
    (Cost $3,153,000)........................     $3,153,000    $  3,153,000
                                                                ------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $104,553,616)......................................     $120,339,200
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)............
                                                                     (70,689)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $120,268,511
                                                                ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS
---------------------------------------------------------

AIRLINES -- 1.0%
  AMR Corp.*.................................         1,700     $    135,363
  Continental Airlines Holding, Inc. - Class
    B*.......................................         6,200          138,725
                                                                ------------
                                                                     274,088
                                                                ------------
APPAREL -- 0.6%
  Stein Mart, Inc.*..........................         7,200          159,300
                                                                ------------
AUTOMOBILES -- 0.5%
  Chrysler Corp..............................         4,900          140,263
                                                                ------------
AUTOMOTIVE EQUIPMENT -- 0.3%
  Gentex Corp.*..............................         3,700           84,175
                                                                ------------
BIOTECHNOLOGY -- 0.8%
  Quintiles Transnational Corp.*.............         2,800          205,100
  Mentor Corp................................           900           24,750
                                                                ------------
                                                                     229,850
                                                                ------------
BUILDING MATERIALS -- 0.4%
  Texas Industries, Inc......................         1,900          113,763
                                                                ------------
BUILDING MATERIAL CHAINS -- 0.7%
  Eagle Hardware & Garden, Inc.*.............         7,000          189,000
                                                                ------------
CATALOG/OUTLET STORES -- 0.6%
  Lands' End, Inc............................         7,300          156,950
                                                                ------------
CHEMICALS -- 0.6%
  Cytec Industries, Inc.*....................         4,400          171,050
                                                                ------------
CLOTHING CHAINS -- 2.2%
  Claire's Stores, Inc.......................         8,550          182,756
  Ross Stores, Inc...........................         7,200          259,200
  TJX Companies..............................         4,600          165,025
                                                                ------------
                                                                     606,981
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 1.9%
  Cisco Systems, Inc.*.......................         3,200          198,600
  Iomega Corp.*..............................         6,600          160,050
  Storage Technology Corp.*..................         3,900          147,713
                                                                ------------
                                                                     506,363
                                                                ------------
CONTRACT DRILLING -- 2.9%
  Global Marine, Inc.*.......................        11,100          174,825
  Reading & Bates Corp.*.....................        13,600          368,900
  Transocean Offshore, Inc...................         3,900          238,875
                                                                ------------
                                                                     782,600
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 0.6%
  Woolworth Corp.*...........................         7,400          152,625
                                                                ------------
DRUGS/PHARMACEUTICALS -- 1.6%
  Dura Pharmaceuticals, Inc.*................         5,600          206,500
  Jones Medical Industries, Inc..............         4,650          225,525
                                                                ------------
                                                                     432,025
                                                                ------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

ELECTRONICS/MUSIC CHAINS -- 1.0%
  CompUSA, Inc.*.............................         4,800     $    259,200
                                                                ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 0.8%
  Dynatech Corp.*............................         4,800          219,600
                                                                ------------
ENTERTAINMENT -- 0.4%
  Regal Cinemas, Inc.*.......................         4,050          101,250
                                                                ------------
FINANCIAL COMPANIES -- 3.4%
  Aames Financial Corp.......................         2,800          141,050
  First USA, Inc.............................         1,600           88,600
  Green Tree Financial Corp..................         4,700          184,475
  Imperial Credit Industries, Inc.*..........         5,600          205,100
  MBNA Corp..................................         3,200          111,200
  The Money Store, Inc.......................         1,900           50,350
  Student Loan Marketing Association.........         1,800          134,325
                                                                ------------
                                                                     915,100
                                                                ------------
GAMBLING -- 1.2%
  Anchor Gaming*.............................         2,600          161,850
  Hilton Hotels Corp.........................         6,000          170,250
                                                                ------------
                                                                     332,100
                                                                ------------
HOME FURNISHINGS -- 0.6%
  Bed Bath & Beyond, Inc.*...................         6,000          164,250
                                                                ------------
HOSPITALS -- 0.3%
  Health Management Associates, Inc. - Class
    A*.......................................         3,400           84,575
                                                                ------------
INVESTMENT COMPANIES -- 1.4%
  Bear Stearns Co............................         4,305          100,091
  Morgan Stanley Group, Inc..................         2,800          139,300
  Salomon, Inc...............................         2,800          127,750
                                                                ------------
                                                                     367,141
                                                                ------------
LIFE INSURERS -- 0.8%
  Conseco, Inc...............................         4,400          216,700
                                                                ------------
LODGING -- 1.5%
  Doubletree Corp.*..........................         4,200          167,475
  HFS, Inc.*.................................         3,400          227,375
                                                                ------------
                                                                     394,850
                                                                ------------
MACHINERY/EQUIPMENT -- 0.5%
  JLG Industries, Inc........................         7,200          135,000
                                                                ------------
MANAGED HEALTHCARE -- 0.8%
  Oxford Health Plans, Inc.*.................         4,600          228,850
                                                                ------------
MEDICAL SUPPLIES -- 0.6%
  Guidant Corp...............................         2,900          160,225
                                                                ------------
METALS -- 0.1%
  Harsco Corp................................           600           37,800
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 1.1%
  Camco International, Inc...................         4,700          175,663
  Tidewater, Inc.............................         3,600          134,550
                                                                ------------
                                                                     310,213
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS
---------------------------------------------------------

OIL/GAS PRODUCTION -- 1.1%
  Chesapeake Energy Corp.*...................         4,950     $    309,994
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 2.0%
  Corrections Corp. of America*..............         6,800          212,500
  National Education Corp.*..................         5,700          109,013
  PMT Services, Inc.*........................         6,200          125,550
  Robert Half International, Inc.*...........         2,300           84,813
                                                                ------------
                                                                     531,875
                                                                ------------
OTHER CONSUMER PRODUCTS -- 0.6%
  Blyth Industries, Inc.*....................         3,500          169,750
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.7%
  Sunamerica, Inc............................         5,800          200,100
                                                                ------------
OTHER HEALTH SERVICES -- 0.9%
  HBO & Company..............................         3,600          240,300
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 0.6%
  BMC Industries, Inc........................         5,800          166,025
                                                                ------------
OTHER RETAIL TRADE -- 0.6%
  CDW Computer Centers, Inc.*................         2,500          170,625
                                                                ------------
PAPER -- 0.6%
  Fort Howard Corp.*.........................         6,400          156,000
                                                                ------------
PIPELINES -- 0.2%
  Williams Companies, Inc....................         1,200           61,200
                                                                ------------
PUBLISHING -- 1.2%
  Gartner Group, Inc.*.......................         3,500          119,000
  Harte-Hanks Communications.................         5,800          161,675
  Meredith Corp..............................           800           39,500
                                                                ------------
                                                                     320,175
                                                                ------------
RECREATIONAL PRODUCTS -- 0.6%
  Fleetwood Enterprises......................         5,100          156,825
                                                                ------------
SAVINGS & LOAN ASSOCIATIONS -- 1.5%
  Charter One Financial, Inc.................         4,830          193,200
  Greenpoint Financial Corp..................         4,600          175,375
  TCF Financial Corp.........................           900           33,863
                                                                ------------
                                                                     402,438
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 2.5%
  Atmel Corp.*...............................         8,900          274,788
  Vitesse Semiconductor Corp.*...............         5,100          196,987
  Western Digital Corp.*.....................         5,500          220,687
                                                                ------------
                                                                     692,462
                                                                ------------
SOFTWARE -- 7.9%
  Aspen Technology Inc.*.....................         2,400          162,600
  BMC Software, Inc.*........................         2,700          214,650
  Cadence Design System, Inc.*...............         5,100          182,325
  Computer Associates International, Inc.....         2,850          170,288
  Compuware Corp.*...........................         4,300          196,725
  Integrated Systems, Inc.*..................         5,800          191,400

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

SOFTWARE (CONTINUED)
  McAfee Associations, Inc.*.................         4,200     $    289,800
  Oracle Corp.*..............................         4,000          170,250
  Parametric Technology Co.*.................         3,600          177,750
  Peoplesoft, Inc.*..........................         2,700          224,774
  Rational Software Corp.*...................         5,000          170,624
                                                                ------------
                                                                   2,151,186
                                                                ------------
SPECIALTY CHAINS -- 1.2%
  Gap, Inc. Del..............................         5,100          147,262
  Rexall Sundown, Inc.*......................         4,900          178,850
                                                                ------------
                                                                     326,112
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.7%
  Ascend Communications, Inc.*...............         5,200          343,850
  Aspect Telecommunications, Inc.*...........         3,700          230,325
  Cascade Communications, Inc.*..............         3,400          277,100
  Pairgain Technologies, Inc.*...............         5,400          421,875
  TCSI Corp.*................................         3,500           46,375
  U.S. Robotics Corp.*.......................         3,400          219,725
                                                                ------------
                                                                   1,539,250
                                                                ------------
TELEPHONE -- 0.6%
  LCI International, Inc.*                .           5,100          160,650
                                                                ------------
TEXTILES -- 0.6%
  Carlisle Cos, Inc..........................         3,000          166,500
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $11,953,375).......................................       15,847,354
                                                                ------------

                                                  Principal
                                                   Amount
----------------------------------------------------------------------------
CORPORATE BONDS -- 17.6%
----------------------------------------------------------------------------
AEROSPACE -- 0.9%
  Lockheed Martin Corp.
    7.75%, 05/01/26..........................     $ 250,000          248,750
                                                                ------------
BROADCASTING -- 1.0%
  Sinclair Broadcasting Group
    10.00%, 09/30/96.........................       200,000          203,000
  Telemundo Group, Inc.
    7.00%, 02/15/06..........................        75,000           71,813
                                                                ------------
                                                                     274,813
                                                                ------------
CLOTHING CHAINS -- 3.6%
  TJX Companies, Inc.
    6.625%, 06/15/00.........................     1,000,000          986,250
                                                                ------------
FINANCE COMPANIES -- 2.5%
  Contifinancial Corp.
    8.3755%, 08/15/03........................       500,000          497,500
  Ocwen Financial Corp.
    11.875%, 10/01/03........................       175,000          183,750
                                                                ------------
                                                                     681,250
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 PRINCIPAL
                                                  AMOUNT     VALUE

---------------------------------------------------------
CORPORATE BONDS (Continued)
---------------------------------------------------------

GAMBLING -- 2.3%
  Bally's Grand, Inc.
    10.375%, 12/15/03........................     $ 150,000     $    165,000
  Casino Magic - Louisiana
    13.00%, 08/15/03.........................       200,000          204,250
  Majestic Star Casino
    12.75%, 05/15/03.........................       250,000          275,000
                                                                ------------
                                                                     644,250
                                                                ------------
LIFE INSURERS -- 1.9%
  Penncorp Financial Group
    9.25%, 12/15/03..........................       500,000          509,375
                                                                ------------
OIL/GAS PRODUCTION -- 0.3%
  KCS Energy, Inc.
    11.00%, 01/15/03.........................        75,000           81,750
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 0.8%
  Cliffs Drilling
    10.25%, 05/15/03.........................       200,000          208,500
                                                                ------------
OTHER COMMUNICATION/INDUSTRIAL SERVICES -- 0.4%
  Iron Mountain, Inc.
    10.125%, 10/01/06........................       100,000          102,500
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 0.6%
  J.B. Poindexter & Co.
    12.50%, 05/15/04.........................       175,000          168,438
                                                                ------------
SOAPS/COSMETICS -- 0.6%
  Revlon Consumer Products Corp.
    10.50%, 02/15/03.........................       150,000          156,750
                                                                ------------
SPECIALTY CHAINS -- 0.3%
  CompUSA, Inc.
    9.50%, 06/15/00..........................        75,000           77,250
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.9%
  Net Sat Servicos Ltd. A
    12.75%, 08/05/04.........................       225,000          240,187
                                                                ------------
TELEPHONE -- 1.5%
  Intermedia Communications of Florida
    0.00%, 05/15/06..........................       100,000           62,750
  PriceCellular Wire
    14.00%, 11/15/01.........................       200,000          180,000
  Teleport Communications
    9.875%, 07/01/06.........................        25,000           25,812

                                                 PRINCIPAL
                                                  AMOUNT     VALUE

---------------------------------------------------------

TELEPHONE (CONTINUED)
  Winstar Communications
    0.00%, 10/15/05..........................     $ 225,000     $    128,250
                                                                ------------
                                                                     396,812
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $4,663,779)........................................     $  4,776,874
                                                                ------------
U.S. TREASURY OBLIGATIONS -- 19.6%
----------------------------------------------------------------------------
U.S.TREASURY BONDS -- 3.5%
    8.125%, 08/15/21.........................       830,000     $    931,741
U.S.TREASURY NOTES -- 16.1%
    7.875%, 04/15/98.........................       180,000          184,883
    6.250%, 08/31/00.........................     1,000,000          994,800
    7.500%, 11/15/01.........................     1,040,000        1,085,500
    7.500%, 05/15/02.........................     1,000,000        1,047,310
    7.000%, 07/15/06.........................       750,000          765,855
    6.000%, 02/15/26.........................       350,000          307,766
                                                                ------------
                                                                   4,386,114
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $5,480,253)........................................     $  5,317,855
                                                                ------------

----------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 2.7%
----------------------------------------------------------------------------
  Tennessee Valley Authority Notes
    6.375%, 06/15/05 (Cost $760,580).........       750,000          720,000
                                                                ------------

----------------------------------------------------------------------------
COMMERCIAL PAPER -- 1.6%
----------------------------------------------------------------------------
  Merrill Lynch & Co.
    5.85%, 10/01/96
    (Cost $430,000)..........................       430,000          430,000
                                                                ------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $23,287,987).......................................       27,092,084

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%..............           67,599
                                                                ------------

NET ASSETS -- 100.0%.......................................     $ 27,159,683
                                                                ------------

---------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
GOVERNMENT INCOME FUND

                                                 PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------
U. S. TREASURY OBLIGATIONS -- 73.7%
---------------------------------------------------------

U. S. TREASURY NOTES
  7.875%, 04/15/98...................     $1,835,000     $ 1,884,784
  6.250%, 08/31/00...................      1,100,000       1,094,280
  7.500%, 11/15/01...................        350,000         365,312
  7.000%, 07/15/06...................        750,000         765,855
  6.000%, 02/15/26...................        775,000         681,481
                                                         -----------
TOTAL U. S. TREASURY OBLIGATIONS
  (Cost $4,832,243).................................       4,791,712
                                                         -----------

                                                 PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------

CORPORATE BONDS -- 20.4%
--------------------------------------------------------------------
CIGNA CORPORATION -- 5.1%
  7.650% , 03/01/23..................     $  350,000     $   332,937
LOCKHEED MARTIN -- 15.3%
  7.750% , 05/01/26..................      1,000,000         995,000
                                                         -----------
TOTAL CORPORATE BONDS
  (Cost $1,304,309).................................       1,327,937
                                                         -----------
--------------------------------------------------------------------
AGENCY OBLIGATIONS -- 3.7%
--------------------------------------------------------------------
TENNESSEE VALLEY AUTHORITY
  6.375%, 06/15/05
  (Cost $258,725)....................        250,000         240,000
                                                         -----------
TOTAL INVESTMENTS -- 97.8%
  (Cost $6,395,277)..................                    $ 6,359,649
OTHER ASSETS LESS LIABILITIES -- 2.2%...............         140,268
                                                         -----------
NET ASSETS -- 100.0%................................     $ 6,499,917
                                                         -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
MONEY MARKET FUND

                                                  PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------
AGENCY OBLIGATIONS -- 8.0%
---------------------------------------------------------

FEDERAL FARM CREDIT BANK DISCOUNT NOTES -- 0.4%
  5.40%, 11/26/96............................     $  60,000     $     59,496
FEDERAL HOME LOAN BANK DISCOUNT NOTES -- 3.9%
  5.14%, 10/25/96............................       100,000           99,657
  5.12%, 12/17/96............................       100,000           98,905
  5.56%, 04/30/97............................       100,000           96,741
  5.41%, 05/01/97............................       150,000          145,221
  5.52%, 03/03/97............................       120,000          117,185
                                                                ------------
                                                                     557,709
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.7%
  5.40%, 12/13/96............................        95,000           93,960
  5.34%, 05/23/97............................       150,000          144,794
  5.59%, 06/13/97............................       300,000          288,121
                                                                ------------
                                                                     526,875
                                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $1,144,080)........................................        1,144,080
                                                                ------------

----------------------------------------------------------------------------
COMMERCIAL PAPER -- 33.9%
----------------------------------------------------------------------------
ASSOCIATES CORP. -- 1.7%
  5.43%, 10/23/96............................       250,000          249,170
AMERICAN TELEPHONE & TELEGRAPH CO. -- 0.6%
  5.38%, 11/12/96............................       100,000           99,372
AMERICAN TELEPHONE & TELEGRAPH CO. -- 1.0%
  5.42%, 10/15/96............................       140,000          139,705
AVNET, INC. -- 1.2%
  5.33%, 10/03/96............................       170,000          169,950
BELL SOUTH TELECOMMUNICATIONS -- 1.8%
  5.32%, 10/04/96............................       252,000          251,888
CARGILL, INC. -- 1.2%
  5.41%, 10/10/96............................       175,000          174,763
COCA-COLA CO. -- 0.9%
  5.40%, 11/05/96............................       129,000          128,323
DUPONT -- 1.7%
  5.40%, 11/22/96............................       250,000          248,050
GANNETT CO. -- 2.1%
  5.43%, 10/17/96............................       300,000          299,276
GENERAL ELECTRIC CAPITAL CORP. -- 1.8%
  5.44%, 10/17/96............................       250,000          249,396

                                                  PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------

HEINZ CO. -- 1.1%
  5.35%, 10/07/96............................     $ 155,000     $    154,862
HEWLETT PACKARD CO. -- 1.2%
  5.41%, 10/11/96............................       175,000          174,737
INTERNATIONAL LEASE FINANCE CORP. -- 1.8%
  5.43%, 10/15/96............................       250,000          249,472
LACLEDE GAS CO. -- 2.1%
  5.50%, 11/13/96............................       300,000          298,029
MOTOROLA, INC. -- 2.1%
  5.42%, 10/02/96............................       300,000          299,955
NORWEST FINANCIAL, INC. -- 2.1%
  5.41%, 01/27/97............................       300,000          294,680
PHILIP MORRIS CO., INC. -- 1.8%
  5.43%, 10/15/96............................       250,000          249,472
PITNEY BOWES CREDIT CORP. -- 1.8%
  5.44%, 10/16/96............................       250,000          249,433
PROCTER & GAMBLE CO. -- 1.4%
  5.33%, 10/08/96............................       200,000          199,793
SCHERING CORP. -- 2.1%
  5.32%, 01/29/97............................       300,000          294,680
US WEST COMMUNICATIONS, INC. -- 0.7%
  5.41%, 10/15/96............................       100,000           99,790
USAA CAPITAL CORP. -- 1.7%
  5.44%, 02/03/97............................       250,000          245,278
                                                                ------------
TOTAL COMMERCIAL PAPER(Cost $4,820,074)....................        4,820,074
                                                                ------------

----------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 58.5%
----------------------------------------------------------------------------
  Morgan J. P. & Co. $8,333,000 at 5.65%
    (Agreement dated 09/30/96, to be
    repurchased at $8,334,308 on 10/01/96;
    collateralized by $8,450,000 FNMA 5.25%
    due 05/13/98) (Value $8,671,583) (Cost
    $8,333,000)..............................     8,333,000        8,333,000
                                                                ------------
TOTAL INVESTMENTS -- 100.4%
  (Cost $14,297,154).......................................     $ 14,297,154
LIABILITIES IN EXCESS OF OTHER ASSETS -- 0.4%..............          (59,888)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $ 14,237,266
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                  NUMBER
                                                OF SHARES    VALUE

---------------------------------------------------------

COMMON STOCKS -- 97.4%
---------------------------------------------------------

ARGENTINA -- 3.3%
  Cresud SA..................................      309,500   $   526,150
  Compania Naviera Perez Companc
    S.A. -- B................................       91,973       579,430
  Importadora y Exportadora de la
    Patagonia S.A............................       23,000       315,100
  Siderca S.A. -- A..........................      415,900       615,532
                                                             -----------
                                                               2,036,212
                                                             -----------
BRAZIL -- 8.5%
  Banco Bradesco S.A.........................   92,248,000       781,839
  Companhia Cervejaria Brahma S.A............    2,425,000     1,504,042
  Elevadores Atlas S.A.*.....................       14,000       150,892
  Itausa Investimentos S.A...................      654,000       512,640
  Lojas Arapua S.A...........................   43,300,000       729,728
  Lojas Renner S.A...........................   11,300,000       653,243
  Tam TransportesAereos Regionais S.A........    6,140,000       379,012
  Telec de Rio Janeiro S.A...................    4,736,000       519,725
  Telec de Rio Janeiro PN*...................       99,496        11,289
                                                             -----------
                                                               5,242,410
                                                             -----------
CHINA -- 0.2%
  Shanghai Post & Telecommunications.........      330,000       141,240
                                                             -----------
GREECE -- 0.4%
  Sarantis S.A...............................       25,900       268,416
                                                             -----------
HONG KONG -- 7.2%
  Anhui Gujing Distillery Co. *..............      248,200       180,381
  Cheung Kong Holdings LTD...................       35,000       269,300
  Qingling Motors Co.........................      720,000       276,995
  Guangdong Investments Holdings LTD.........      752,000       529,988
  Guangnan Holdings LTD......................      440,000       293,030
  HSBC Holdings LTD..........................       31,200       578,973
  Peregrine Investments Holdings LTD.........      424,000       671,667
  Peregrine Investments Warrants*............       42,400         7,950
  Shanghai Industrial Holdings LTD*..........      325,000       745,991
  Shenzhen Fangda Co. LTD....................      410,000       244,420
  Sinocan Holdings LTD.......................    1,428,000       637,088
                                                             -----------
                                                               4,435,783
                                                             -----------
HUNGARY -- 1.5%
  Gedeon Richter.............................       17,400       920,489
                                                             -----------
INDONESIA -- 2.4%
  PT Bank Bira -- Foreign....................      300,000       307,377
  PT Bukaka Teknik Utama -- Foreign*.........      120,000        97,067
  PT Citra Marga -- Foreign..................      260,000       176,661
  PT Gudang Garam -- Foreign.................       32,000       120,794
  PP London Sumatra Indonesia -- Foreign*....       92,000       228,214
  PT Medco Energi Corp. -- Foreign...........       17,000        18,335
  PT Semen Gresik -- Foreign.................       90,000       267,903
  PT Tigaraksa Satria -- Foreign.............       90,000       178,602
  PT Wicaksana Overseas -- Foreign...........       79,000        95,427
                                                             -----------
                                                               1,490,380
                                                             -----------
KOREA -- 3.5%
  Cho Hung Bank Co., LTD.....................       50,000       548,246
  Korea Electric Power Corp..................        3,980       132,376
  Korea Housing Bank*........................        8,000       190,058
  Korea Mobile Telecommunications Corp.......          440       481,298

                                                  NUMBER
                                                OF SHARES    VALUE

---------------------------------------------------------

KOREA (CONTINUED)
  LG Info & Communications LTD...............        5,100   $   630,665
  LG Info & Communications LTD (New).........          579        69,835
  Samsung Electronics -- (New)*..............            3           237
  Shinhan Bank...............................         3500        80,780
                                                             -----------
                                                               2,133,495
                                                             -----------
MALAYSIA -- 7.9%
  Ekran BHD..................................      128,000       551,592
  Fraser & Neave *...........................      158,000       756,524
  Fraser & Neave Warrants*...................       18,000        25,138
  Hume Industries............................       78,000       413,933
  Jaya Tiasa Holdings BHD....................      152,000       946,134
  Kian Joo Can Factory BHD...................       84,000       462,533
  Lityan Holdings BHD               .........        9,000        72,899
  Malayan Banking BHD........................       28,000       278,190
  O. Y. L. Industries BHD....................       43,000       437,515
  O. Y. L. Industries BHD-Rights*............        4,300        43,752
  Technology Resources Industries BHD*.......      120,000       316,016
  United Engineers LTD.......................       40,000       309,632
  Westmont Industries BHD....................      130,000       242,758
                                                             -----------
                                                               4,856,616
                                                             -----------
MEXICO -- 8.5%
  Acer Computec Latino
    America, S.A. de C.V.*...................       78,000       275,841
  Apasco S.A.................................       61,200       424,752
  Bafar S.A.*................................      131,000       215,152
  Cemex S.A..................................       42,270       175,239
  Consorcia S.A.*............................      317,000       680,185
  Convertidora Industrial S.A. de C.V.*......      401,200       462,310
  Corporacion Interamericana de Entertainment
    S.A.*....................................      570,900     1,404,943
  Gruma S.A.*................................       85,000       533,080
  Grupo Carso S.A............................      126,000       584,106
  Tablex S.A. de C.V.........................      186,000       468,080
                                                             -----------
                                                               5,223,688
                                                             -----------
PAKISTAN -- 0.7%
  SUI Northern Gas Pipelines*................      405,000       408,509
                                                             -----------
PERU -- 0.5%
  Cementos Norte Pacasmayo...................            1             1
  Telefonica de Peru S.A. -- B...............      116,664       263,435
                                                             -----------
                                                                 263,436
                                                             -----------
PHILIPPINES -- 3.7%
  Belle Corp.*...............................      860,000       252,459
  Empire East Land Holdings, Inc.*...........    1,820,000       971,407
  Far East Bank..............................        6,080       213,252
  Hi Cemente Corp.*..........................      398,000       133,526
  Marsman & Co., Inc.........................      755,000       273,447
  Selecta Dairy Products, Inc................       50,000         1,944
  Solid Group,Inc.*..........................    1,901,000       427,598
                                                             -----------
                                                               2,273,633
                                                             -----------
POLAND -- 5.5%
  Agros Holdings S.A.*.......................       21,300       644,421
  Bank Rozwoju Eksportu S.A..................       20,800       710,732
  Bank Slaski S.A............................        6,400       626,446
  Elektrim Spolda Akcyjna S.A................       65,000       636,234
  Mostosal-Export S.A........................      196,000       558,106

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  NUMBER
                                                OF SHARES    VALUE

---------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

POLAND (CONTINUED)
  Zaklady Przemyslu Cukierniczego Jutrzenka
    S.A......................................        8,700   $   190,443
                                                             -----------
                                                               3,366,382
                                                             -----------
PORTUGAL -- 0.7%
  Portugal Telecom S.A.......................       15,650       402,044
                                                             -----------
SINGAPORE -- 0.5%
  Far East Levin.............................        70000       330,564
                                                             -----------
SOUTH AFRICA -- 2.9%
  De Beers Centenary AG......................       10,000       310,812
  King Food Holdings*........................    1,413,000       348,850
  Liberty Life Association of Africa LTD.....       14,500       438,692
  Metro Cash & Carry LTD.....................       80,000       273,339
  Western Areas Gold Mining Co., LTD.........       25,248       397,935
                                                             -----------
                                                               1,769,628
                                                             -----------
THAILAND -- 5.8%
  Grammy Entertainment PLC -- Foreign*.......        49000       585,995
  K.R. Precision Public Co., LTD -- Foreign..        9,440       159,989
  K.R. Precision Public Co., LTD -- Local....       45,000       146,263
  Nation Multimedia Group PLC -- Local.......       85,000       289,241
  Pizza Co. LTD -- Foreign...................       21,000       137,136
  Quality House Public Co. LTD -- Foreign....      170,000       381,196
  Serm Suk Co., LTD -- Local.................        2,000        43,273
  Serm Suk Co., LTD -- Foreign...............       10,700       328,324
  Thai Engine -- Foreign.....................       52,000       474,587
  Thai Farmers Bank -- Foreign...............       61,000       643,115
  Thai Farmers Bank -- Warrants*.............       10,250        10,081
  Tipco Asphalt Co., LTD -- Foreign..........       68,800       392,447
                                                             -----------
                                                               3,591,647
                                                             -----------
TURKEY -- 0.8%
  Aygaz A.S..................................    1,340,000       171,739
  Otosan Otomobil Sanayii A.S................      695,000       200,890
  Turk Siemens Kablo Ve Elektrik Sanayii
    A.S......................................      400,000       107,984
                                                             -----------
                                                                 480,613
                                                             -----------
UNITED STATES OF AMERICA+ -- 32.9%
  Abacan Resource Corp. (Nigeria)*...........       20,000       137,500
  Acer Computec Latino America, S.A. de C.V.
    (Mexico)*................................       54,000       951,750
  Banque Marocaine Commerce -- GDR
    (Morroco)*...............................       26,000       412,750
  Basic Petroleum International, LTD
    (Guatemala)*.............................        8,800       244,200
  BSES LTD -- GDR (India)....................       11,000       192,500
  BSES LTD -- GDR 144A (India)...............       10,000       175,000
  China Steel Co. (Taiwan)*..................       33,000       676,500
  CIA Telecom de Chile -- ADR (Chile)........        7,200       695,700
  Commercial International Bank of Egypt
    (Egypt)*.................................       42,105       652,628
  Credicorp LTD (Peru).......................       25,700       488,300
  Crompton Greaves LTD (India)*..............       35,000       179,375
  Elbit Vision Systems LTD (Israel)*.........       28,000       203,000
  First NIS Regional Fund (Russia)*..........       15,000       157,500
  Flextronics International LTD
    (Singapore)*.............................       13,800       381,225
  Grupo Industrial Maseca S.A. (Mexico)......       41,900       790,862

                                                  NUMBER
                                                OF SHARES    VALUE

---------------------------------------------------------

UNITED STATES OF AMERICA+ (CONTINUED)
  Gujarat Ambuja Cements -- GDR (India)......       42,600   $   372,750
  Hilfiger, Tommy Corp. (Hong Kong)..........        5,200       308,100
  Laboratorio Chile S.A. (Chile).............       34,300       561,662
  Larsen & Toubro Limited -- GDR (India).....       40,000       584,000
  M-Systems Flash Disk Pioneer (Israel)*.....       40,000       355,000
  Mahindra & Mahindra -- GDR (India)*........       55,000       563,750
  Moneda Chile Fund Limited (Chile)*.........       10,000        90,000
  Mosenergo -- ADR 144A (Russia)*............        5,900       158,562
  NICE-System, LTD (Israel)*.................       30,700       703,222
  Lukoil Holding -- ADR (Russia).............        8,600       318,200
  Orbotech LTD (Israel)*.....................       10,200       121,125
  P.T. Telekomunikasi (Indonesia)............       10,000       311,250
  Pliva D.D. -- GDR (Croatia)*...............        9,000       447,750
  Portugal Telecom S.A. (Portugal)...........        3,400        87,550
  ROC Taiwan Fund (Taiwan)*..................       45,000       483,750
  Samsung Electronics Co. -- New GDS
    (Korea)*.................................           14           350
  Samsung Electronics Co. -- Voting GDR
    (Korea)*.................................        6,000       300,600
  Saville Systems Ireland PLC (Ireland)*.....       10,800       380,700
  Siderurgica Venezolana Sivensa, Saica
    S.A.C.A. (Venezuela).....................      269,300       993,044
  Taiwan Fund, Inc...........................        3,750        86,719
  Tata Engineering & Locomotive Co. LTD
    (India)*.................................       60,000       780,000
  Tecnomatix Technologies LTD (Israel)*......       18,000       312,750
  Telecomunicacoes Brasileiras S.A. -- ADR
    (Brazil).................................       21,400     1,679,900
  Teledata Communications LTD (Israel)*......       58,400     1,073,100
  Telefonica DelPeru S.A. (Peru).............       22,000       503,250
  Total Access Communication Public Co.
    (Thailand)...............................       43,000       318,200
  Tubos de Acero de Mexico S.A. (Mexico)*....       78,200       850,425
  TV Filme, Inc. (Brazil)*...................       40,400       555,500
  Wockhardt LTD (India)*.....................       22,000       159,500
  Zagrebacka Banka -- GDR (Croatia)*.........       20,000       387,500
                                                             -----------
                                                              20,186,999
                                                             -----------
TOTAL COMMON STOCKS
  (Cost $54,718,875)......................................    59,822,184
                                                             -----------

                                                PRINCIPAL
                                                  AMOUNT        VALUE
------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.3%
------------------------------------------------------------------------
  Merrill Lynch
    (Cost $2,631,000)
    5.85%, 10/01/96..........................   $2,631,000   $ 2,631,000
                                                             -----------
TOTAL INVESTMENTS -- 101.7%
  (Cost $57,349,875)......................................    62,453,184
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7%)...........    (1,025,559)
                                                             -----------
NET ASSETS -- 100.0%......................................   $61,427,625
                                                             -----------

---------------
*Non-Income Producing Security.

+Certain securities issued by foreign companies are classified as United States securities as their underlying currency is the United States Dollar.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------
COMMON STOCKS -- 100.4%
---------------------------------------------------------

ARGENTINA -- 0.9%
  Compania Naviera Perez SA..................       41,870      $    263,781
  Siderca S.A................................       80,800           119,584
                                                                ------------
                                                                     383,365
                                                                ------------
AUSTRALIA -- 0.5%
  Australian Gas Light Co., LTD..............        1,083             5,830
  Westfield Holdings LTD.....................       14,600           232,332
                                                                ------------
                                                                     238,162
                                                                ------------
BELGIUM -- 0.9%
  Barco N.V..................................        2,465           406,194
                                                                ------------
BRAZIL -- 0.6%
  Companhia Cervejaria Brahma................      454,000           278,606
                                                                ------------
FINLAND -- 1.7%
  Raision Tehtaat Oy.........................        7,500           451,254
  Valmet Corp. Oy............................       15,500           255,360
                                                                ------------
                                                                     706,614
                                                                ------------
FRANCE -- 3.8%
  Cap Gemini Sogeti S.A.*....................        9,400           411,275
  Coflexip S.A...............................        7,700           329,442
  Lagardere Groupe S.A. (Non-voting).........          238             5,875
  Lagardere Groupe S.A.......................       11,500           283,860
  Salomon S.A................................          425           377,246
  Sidel S.A..................................        5,320           319,278
                                                                ------------
                                                                   1,726,976
                                                                ------------
GERMANY -- 6.5%
  CKAG Colonia Konzern AG....................        6,000           460,571
  Continental AG.............................       25,000           457,002
  Daimler-Benz AG*...........................        7,200           394,944
  Fresenius AG...............................        2,150           399,217
  Gehe AG....................................        4,500           300,629
  Gerresheimer Glas AG.......................        4,800            98,150
  SGL Carbon AG..............................        4,200           489,651
  Volkswagen AG..............................          900           334,818
                                                                ------------
                                                                   2,934,982
                                                                ------------
HONG KONG -- 4.0%
  Cheung Kong Holdings LTD...................       59,000           453,964
  Guangdong Investments......................      596,000           420,044
  Hong Kong & China Gas Co., LTD*............       67,200           114,274
  HSBC Holdings LTD..........................       24,800           460,209
  Qingling Motors Company....................      580,000           223,135
  Shanghai Industrial Holdings LTD*..........       60,000           137,721
                                                                ------------
                                                                   1,809,347
                                                                ------------
ITALY -- 0.6%
  Cn Eni SpA.................................       39,000           199,288
  Telecom Italia SpA.........................       40,000            88,874
                                                                ------------
                                                                     288,162
                                                                ------------
JAPAN -- 26.7%
  Aim Services Co., LTD......................        8,000           182,755
  Asatsu, Inc................................       17,000           670,101
  Bridgestone Corp...........................       12,000           216,081
  Canon, Inc.................................       31,000           608,197
  Daiichi Corp...............................       22,000           571,557
  Fuji Photo Film Co.........................       11,000           334,065

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

JAPAN (CONTINUED)
  Hokuto Corp................................       10,000      $    426,428
  Honda Motor Co., LTD.......................       23,000           576,932
  Kawasaki Heavy Industries..................       83,000           399,292
  Kyocera Corp...............................        6,000           427,324
  Laox Co....................................       31,900           600,134
  Matsushita Electric Co.....................       30,000           502,576
  Minebea Co., LTD...........................       50,000           443,001
  Mitsui Fudosan.............................       44,000           583,382
  Mycal Corp.................................       22,000           350,817
  NEC Corp...................................       33,000           387,279
  Nichii Gakken Co...........................        3,000           151,579
  Nissan Motors Co.,.........................       30,000           241,613
  Sharp Corp.................................       35,000           580,067
  Shinko Electric Industries.................       13,000           427,413
  Sony Corp..................................       12,000           755,745
  TDK Corp...................................       12,000           744,994
  Terumo Corp................................       60,000           768,644
  Tokai Rika Co..............................       34,000           316,775
  Toshiba Corp...............................       57,000           393,702
  Toyoda Machine Works LTD...................       41,000           407,704
                                                                ------------
                                                                  12,068,157
                                                                ------------
KOREA -- 1.9%
  Cho Hung Bank Co., LTD.....................       16,000           175,439
  Korea Housing Bank*........................        4,000            95,029
  Korea Mobile Telecommunications Corp.......        3,100           339,096
  LG Information & Communication LTD.........        2,000           247,320
                                                                ------------
                                                                     856,884
                                                                ------------
MALAYSIA -- 2.6%
  Fraser & Neave Holdings BHD*...............       16,000            76,610
  Hume Industries BHD........................       24,000           127,364
  Malayan Banking BHD........................       20,000           198,707
  Metroplex BHD..............................       85,000           103,783
  O.Y.L. Industries BHD......................       14,000           142,447
  O.Y.L. Industries BHD-New*.................        2,100            21,367
  Technology Resources Industry BHD*.........       90,000           237,012
  United Engineers BHD.......................       35,000           270,928
                                                                ------------
                                                                   1,178,218
                                                                ------------
MEXICO -- 1.5%
  Apasco S.A.................................       49,400           342,856
  Cemex S.A..................................       34,780           144,187
  Convertidora Industrial SA de CV*..........      178,600           198,707
                                                                ------------
                                                                     685,750
                                                                ------------
NETHERLANDS -- 4.7%
  Baan Co., N.V.*............................       10,200           344,249
  IHC Caland N.V.............................        6,800           357,748
  ING Groep N.V..............................       10,000           311,807
  Internatio-Muller N.V......................       12,000           291,487
  Kon Ahrend N.V.*...........................        8,000           408,734
  Koninklijke Volker Stevin N.V.-CVA.........        1,500           133,131
  Oce-Van Der Grinten N.V....................        2,423           264,428
                                                                ------------
                                                                   2,111,584
                                                                ------------
NORWAY -- 1.0%
  Sensonor A/S*..............................       26,500           191,456
  Tomra Systems A/S..........................       23,000           254,558
                                                                ------------
                                                                     446,014
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
---------------------------------------------------------

PHILIPPINES -- 0.4%
  Empire East Land Holdings, Inc.*...........      358,000      $    191,079
                                                                ------------
POLAND -- 1.1%
  Agros Holdings.............................       16,000           484,072
                                                                ------------
SINGAPORE -- 0.5%
  Far East Levingston Shipbuilding LTD.......       46,000           217,228
                                                                ------------
SOUTH AFRICA -- 0.6%
  King Food Holdings LTD*....................      472,000           114,449
  Liberty Life Association of Africa LTD.....        5,500           166,400
                                                                ------------
                                                                     280,849
                                                                ------------
SPAIN -- 0.4%
  Telefonica de Espana SA....................       10,000           185,661
                                                                ------------
SWEDEN -- 3.0%
  Autoliv AB.................................        8,800           379,894
  Hennes & Mauritz AB........................        4,000           490,868
  Nordbanken AB..............................       18,400           472,151
                                                                ------------
                                                                   1,342,913
                                                                ------------
SWITZERLAND -- 1.1%
  Sandoz AG..................................          270           323,974
  Swiss Reinsurance Co.......................          150           157,995
                                                                ------------
                                                                     481,969
                                                                ------------
THAILAND -- 1.0%
  K.R. Precision Public Co.,- Foreign........        2,400            13,501
  Thai Farmers Bank Public Co., LTD-
    Foreign..................................       19,000           200,315
  Tipco Asphalt Public Co., LTD-Foreign......       40,000           228,167
                                                                ------------
                                                                     441,983
                                                                ------------
UNITED KINGDOM -- 16.7%
  Barratt Developments PLC...................      100,000           422,766
  British Aerospace PLC......................       26,000           430,110
  Dixons Group PLC...........................       43,000           353,143
  EMI Group PLC..............................           38               794
  GKN PLC....................................       23,295           409,071
  Goldsmiths Group PLC.......................       75,000           402,215
  Granada Group PLC..........................       29,000           388,921
  Kingfisher PLC.............................       57,000           565,402
  Logica PLC.................................       36,000           424,175
  Next PLC...................................       48,000           425,772
  PizzaExpress PLC...........................       54,900           409,611
  Powerscreen International PLC..............       58,000           499,036
  Provident Financial PLC....................       44,460           342,856
  Reuters Holdings PLC.......................       35,300           408,189
  Rolls-Royce PLC............................      110,000           412,510
  Shell Transport & Trading Co. PLC..........       27,000           412,197
  Siebe PLC..................................       27,400           432,247
  Thorn EMI PLC..............................           38               216
  Victrex PLC................................       90,000           395,286
  WPP Group PLC..............................      113,000           414,914
                                                                ------------
                                                                   7,549,431
                                                                ------------
UNITED STATES OF AMERICA+ -- 17.7%
  Abacan Resources Corp., (Nigeria)*.........       71,000           488,125
  Basic Peteroleum International, LTD
    (Guatemala)*.............................        6,400           177,600

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

UNITED STATES OF AMERICA+ (CONTINUED)
  British Biotech PLC-ADR (United
    Kingdom)*................................        8,400      $    284,025
  Commercial International Bank (Egypt)*.....       21,050           326,275
  Elan Corp. PLC -ADR (Ireland)..............       12,800           382,400
  Flamel Technologies S.A.-ADR (France)*.....       32,000           244,000
  Flextronics International, LTD
    (Singapore)*.............................       10,300           284,538
  Gucci Group N.V. (Italy)...................        4,600           333,500
  ICTS International NV (Netherlands)*.......       20,000           245,000
  Larsen & Toubro LTD-GDR (India)............        8,117           115,667
  Lernout & Hauspie Speech Products N.V.
    (Belgium)*...............................       16,800           399,000
  L.G. Electronics, Inc.-GDR (South
    Korea)*..................................          372             3,263
  Memtec LTD-ADR (Australia).................        9,000           252,000
  Nice-Systems, LTD (Israel)*................        8,000           183,250
  P.T. Telekomunikasi-ADR (Indonesia)........        7,500           233,438
  Professional Staff PLC (United Kingdom)*...       28,000           297,500
  Qiagen N. V. (Netherlands)*................       19,500           575,249
  Rofin-Sinar Technologies, Inc.
    (Germany)*...............................       23,700           257,738
  Samsung Electronics LTD-GDR (Korea)*.......        5,000           250,000
  Samsung Electronics LTD-GDR New (Korea)*...           10               500
  Saville Systems PLC-ADR (Ireland)*.........       12,400           437,100
  Tag Heuer International S.A.-ADR
    (Switzerland)*...........................       14,500           286,375
  Tata Engineering & Locomotive Co.
    (India)*.................................       12,000           157,200
  Tecnomatix Technologies LTD (Israel)*......       14,000           243,250
  Telecomunicacoes Brasileiras - ADR
    (Brazil).................................        4,000           314,000
  Telefonos De Mexico S.A.-ADR (Mexico)......        9,150           293,944
  Tommy Hilfiger Corporation (Hong Kong)*....        6,700           396,975
  Tubos De Acero De Mexico-ADR (Mexico)*.....       19,000           206,625
  TV Filme, Inc. (Brazil)*...................       13,500           185,625
  Videotron Holdings PLC-ADR (United
    Kingdom).................................        8,000           136,000
                                                                ------------
                                                                   7,990,162
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $41,609,691).......................................       45,284,362
                                                                ------------
----------------------------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
----------------------------------------------------------------------------
HONG KONG
  Hong Kong & China Gas Co., LTD-Warrants*...        5,600             1,702
                                                                ------------
THAILAND
  Thai Farmers Bank Public Co., LTD-
    Warrants*................................        3,250             3,197
                                                                ------------
TOTAL RIGHTS/WARRANTS
  (Cost $3,205)............................................            4,899
                                                                ------------
TOTAL INVESTMENTS -- 100.4%
  (Cost $41,612,896).......................................     $ 45,289,261
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4%)............         (202,682)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $ 45,086,579
                                                                ------------

---------------
* Non-Income Producing Securities.
+ Certain securities issued by foreign companies are classified as United States securities as their underlying currency is the U.S. Dollar.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK -- 97.5%
---------------------------------------------------------

ARGENTINA -- 0.8%
  Compania Naviera Periz SA..................       82,715      $    521,104
  Siderca SA.................................      193,200           285,936
                                                                ------------
                                                                     807,040
                                                                ------------
AUSTRALIA -- 0.5%
  Australian Gas & Light Co., LTD............        3,170            17,066
  Westfield Holdings LTD.....................       30,000           477,395
                                                                ------------
                                                                     494,461
                                                                ------------
BELGIUM -- 1.4%
  Banque Bruxelles Lambert SA................        1,430           280,223
  Barco N.V..................................        6,620         1,090,873
                                                                ------------
                                                                   1,371,096
                                                                ------------
BRAZIL -- 0.6%
  Companhia Cervejaria Brahma................      900,000           552,302
                                                                ------------
FINLAND -- 1.3%
  Raision Tehtaat Oy.........................       14,300           860,390
  Valmet Oy..................................       25,000           411,872
                                                                ------------
                                                                   1,272,262
                                                                ------------
FRANCE -- 2.8%
  Cap Gemini Sogeti S.A.*....................       16,000           700,042
  Coflexip S.A.*.............................       14,800           633,213
  Lagardere Groupe S.A. (Non Trading)........          377             9,306
  Lagardere Groupe S.A.......................       18,200           449,239
  Salomon S.A................................          570           505,953
  Sidel S.A..................................        8,000           480,118
                                                                ------------
                                                                   2,777,871
                                                                ------------
GERMANY -- 5.2%
  CKAG Colonia Konzern AG....................       10,000           767,619
  Continental AG.............................       60,000         1,096,804
  Daimler Benz AG*...........................       10,000           548,533
  Fresenius AG...............................        5,450         1,011,969
  Gerresheimer Glas AG.......................       14,100           288,317
  SGL Carbon AG..............................        7,700           897,694
  Volkswagen AG..............................        1,700           632,434
                                                                ------------
                                                                   5,243,370
                                                                ------------
HONG KONG -- 2.7%
  Cheung Kong Holdings, LTD..................       89,000           684,792
  Guangdong Investments, LTD.................      898,000           632,885
  Hong Kong & China Gas Co., LTD*............      204,000           346,903
  HSBC Holdings, LTD.........................       37,200           690,314
  Qingling Motors, LTD.......................      860,000           330,855
                                                                ------------
                                                                   2,685,749
                                                                ------------
ITALY -- 1.0%
  Ente Nazionale Idrocarburi SpA.............      122,000           623,413
  Telecom Italia SpA.........................      182,000           404,378
                                                                ------------
                                                                   1,027,791
                                                                ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

JAPAN -- 19.7%
  Asatsu, Inc................................       27,000      $  1,064,278
  Bank of Tokyo-Mitsubishi...................        2,000            43,539
  Bridgestone Corp...........................       29,000           522,195
  Canon, Inc.................................       50,000           980,963
  DDI Corp...................................           80           645,733
  Dalichi Corp...............................       52,000         1,350,952
  Hirose Electric............................        9,000           549,877
  Honda Motor Co., LTD.......................       30,000           752,519
  Ibiden Co., Ltd............................       36,000           351,534
  Kawasaki Heavy Industries..................      125,000           601,344
  Laox Co....................................       54,000         1,117,492
  Matsushita Electric Co.....................       50,000           837,626
  Minebea Co., LTD...........................      176,000         1,559,364
  Mitsui Fudosan Co..........................       86,000         1,140,246
  NEC Corp...................................       68,000           798,029
  Nippon Telephone & Telegraph...............          100           734,602
  Nissan Motors Co...........................       70,000           563,763
  Sharp Corp.................................       75,000         1,243,001
  Sony Corp..................................       22,000         1,385,532
  TDK Corp...................................       28,000         1,738,320
  Terumo Corp................................       85,000         1,088,914
  Toshiba Corp...............................      115,000           794,311
                                                                ------------
                                                                  19,864,134
                                                                ------------
KOREA -- 1.2%
  Cho Hung Bank Co., LTD.....................       22,000           241,228
  Korea Housing Bank*........................       15,000           356,360
  Korea Mobile Telecommunications Corp.......          180           196,895
  LG Information & Communicaiton LTD.........        3,000           370,979
                                                                ------------
                                                                   1,165,462
                                                                ------------
MALAYSIA -- 2.0%
  Hume Industries BHD........................       47,000           249,422
  Malayan Banking BHD........................       33,000           327,867
  Metroplex BHD..............................      200,000           244,194
  O.Y.L. Industries BHD......................       32,400           329,662
  O.Y.L. Ind. Rights* W*.....................        5,000            50,874
  Technology Resource Industries BHD*........      155,000           408,188
  United Engineers BHD.......................       50,000           387,040
                                                                ------------
                                                                   1,997,247
                                                                ------------
MEXICO -- 1.6%
  Apasco S.A.................................      114,100           791,899
  Cemex S.A..................................       81,110           336,257
  Convertidora Industrial S.A. de CV*........      399,700           460,582
                                                                ------------
                                                                   1,588,738
                                                                ------------
NETHERLANDS -- 2.8%
  IHC Caland N.V.............................       12,900           678,670
  ING Groep N.V..............................       17,000           530,071
  Kon Ahrend NV..............................       12,000           613,103
  Koninklijke Volker Stevin N.V.-CVA.........        5,400           479,271
  Oce-Van Der Grinten N.V....................        5,155           562,577
                                                                ------------
                                                                   2,863,692
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

NORWAY -- 0.9%
  Sensonor A/S*..............................       54,100      $    390,860
  Tomra Systems A/S..........................       44,500           492,514
                                                                ------------
                                                                     883,374
                                                                ------------
PHILIPPINES -- 0.2%
  Empire East Land Holdings, Inc.*...........      436,000           232,711
                                                                ------------
POLAND -- 0.9%
  Agros Holdings S.A.*.......................       30,000           907,635
                                                                ------------
SINGAPORE -- 0.3%
  Far East Levingston Shipbuilding LTD.......       69,000           325,841
  United Overseas Bank LTD...................          495             4,816
                                                                ------------
                                                                     330,657
                                                                ------------
SOUTH AFRICA -- 0.5%
  Liberty Life Association of Africa LTD.....       18,000           544,583
                                                                ------------
SPAIN
  Telefonica De Espana SA....................       34,000           631,247
                                                                ------------
SWEDEN -- 3.2%
  Autoliv AB.................................       16,500           712,302
  Ericsson...................................       27,000           680,604
  Hennes & Mauritz AB........................        8,000           981,736
  Nordbanken AB..............................       33,000           846,792
                                                                ------------
                                                                   3,221,434
                                                                ------------
SWITZERLAND -- 1.1%
  Sandoz AG..................................          525           629,950
  Swiss Reinsurance Co.......................          450           473,986
                                                                ------------
                                                                   1,103,936
                                                                ------------
THAILAND -- 0.8%
  K.R. Precision Public Co., LTD --
    Foreign..................................        9,960            56,030
  Thai Farmers Bank Public Co., LTD --
    Foreign..................................       32,000           337,372
  Tipco Asphalt Public Co., LTD -- Foreign...       75,000           427,813
                                                                ------------
                                                                     821,215
                                                                ------------
UNITED KINGDOM -- 11.6%
  Barratt Developments PLC...................      150,000           634,149
  British Aerospace PLC......................       48,000           794,049
  Dixons Group PLC...........................       90,000           739,136
  EMI Group PLC..............................          126             2,634
  GKN PLC*...................................       44,055           798,210
  Granada Group PLC..........................       47,700           639,708
  Kingfisher PLC.............................       90,000           892,741
  Next PLC...................................       85,000           753,972
  PizzaExpress PLC...........................      100,000           746,104
  Powerscreen International PLC..............       73,000           628,097
  Reuters Holdings PLC.......................       93,400         1,080,025
  Rolls-Royce PLC............................      295,000         1,106,277
  Shell Transport & Trading Co. PLC..........       48,000           732,794
  Siebe PLC..................................       50,279           793,173

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

UNITED KINGDOM (CONTINUED)
  Thorn EMI PLC..............................          126      $        717
  Victrex PLC................................       98,000           430,423
  WPP Group PLC..............................      260,000           954,668
                                                                ------------
                                                                  11,726,877
                                                                ------------
UNITED STATES OF AMERICA+ -- 33.8%
  Abacan Resource Corp. (Nigeria)............      120,000           825,000
  Affiliated Computer Services, Inc.*........        4,000           235,000
  Anchor Gaming Inc..........................        3,400           211,650
  Ascend Communications, Inc.*...............        6,200           409,975
  Aspect Telecommunications, Inc.*...........        7,600           473,100
  Aspen Technologies, Inc.*..................        4,100           277,775
  Atlantic Coast Airlines, Inc.*.............        2,800            32,900
  Baan Co., N.V. (Netherlands)*..............       25,400           847,725
  Basic Petroleum International, LTD
    (Guatemela)*.............................        7,300           202,575
  Bed Bath & Beyond, Inc.*...................       14,000           383,250
  BMC Industries, Inc........................       10,600           303,425
  Boston Chicken, Inc.*......................        5,400           190,350
  British Biotech PLC (United Kingdom)*......       11,900           402,369
  BSES Limited GDR (India)...................       17,000           297,500
  Cadence Design Systems, Inc.*..............        9,250           330,688
  Callaway Golf Co...........................       11,500           392,438
  Cambridge Tech Partners, Inc.*.............        7,900           238,975
  Camco International, Inc...................        9,600           358,800
  Caraustar Industries, Inc..................        7,100           210,781
  Cascade Communication Corp.*...............        3,300           268,950
  Central Garden and Pet Co.*................        8,900           179,112
  Chesapeake Energy Co.*.....................        7,400           463,425
  Children's Comprehensive Services, Inc.....        8,800           156,200
  China Steel Co. (Taiwan)*..................       12,500           256,250
  Cisco Systems, Inc.*.......................        6,000           372,375
  Coachmen Industries, Inc...................       11,200           288,400
  Commercial International Bank (Egypt)*.....       42,105           652,828
  CompUSA, Inc.*.............................        9,000           486,000
  Compuware Inc.*............................        4,300           196,725
  Concord EFS, Inc.*.........................        4,150           106,863
  Continental Airlines, Inc., Class B........       18,200           407,225
  Danaher Corp...............................        2,500           103,437
  Elan Corp. PLC-ADR (Ireland)*..............       24,600           734,925
  Electronics For Imaging, Inc.*.............        5,100           365,925
  Encad, Inc.*...............................        7,400           309,875
  Executive Risk, Inc........................        5,400           207,900
  Finish Line, Inc.*.........................        8,100           384,750
  Flamel Technologies S.A. (France)*.........       48,600           370,575
  Foamex International, Inc.*................       13,800           224,250
  Gartner Group, Inc., Class A*..............        7,500           255,000
  Gucci Group N.V. (Italy)...................       10,800           783,000
  Guidant Corp...............................        3,700           204,425
  HBO & Co...................................        5,700           380,475
  HFS, Inc.*.................................        6,500           434,688
  Hologic, Inc.*.............................        4,900           137,200
  Integrated Systems, Inc.*..................        7,700           254,100
  International Specialty Products, Inc.*....       15,500           155,000
  Iomega Corp.*..............................        8,800           213,400
  Jones Medical Industries, Inc..............       13,625           660,813

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

UNITED STATES OF AMERICA+ (CONTINUED)
  Larsen & Toubro LTD-GDR (India)............       30,000      $    438,000
  Lemout & Hauspie Speech Products N.V.
    (Belgium)*...............................       35,000           831,250
  L.G. Electronics, Inc., GDR New (South
    Korea)*..................................        1,668            14,632
  Liz Claiborne, Inc.........................        7,500           279,375
  McAfee Associates, Inc.*...................        4,000           276,000
  Medic Computer Systems, Inc.*..............       10,000           363,750
  Medicis Pharmaceutical Corp.*..............        5,200           250,900
  Memtec LTD-ADR (Australia).................       19,000           532,000
  Money Store, Inc...........................        8,750           231,875
  Morgan Stanley Group, Inc..................        6,000           298,500
  Nautica Enterprises, Inc.*.................        7,900           254,775
  NBTY, Inc.*................................       18,900           311,850
  New York Bancorp, Inc......................        1,300            41,112
  Nice-Systems, LTD (Israel)*................       40,000           916,250
  P.T. Telekomunikasi (Indonesia)............       14,000           435,750
  Pacific Sunwear of California*.............        9,100           299,162
  Pairgain Technology, Inc.*.................        5,800           453,125
  Peoplesoft, Inc.*..........................        3,300           274,725
  Petro Canada (Canada)......................       43,000           419,250
  PMT Services, Inc..........................        8,300           168,075
  Professional Staff PLC (United Kingdom)*...       47,000           499,375
  Quintiles Transnational Corp.*.............        4,200           307,650
  Reading & Bates Corp.*.....................       15,400           417,725
  Rexall Sundown, Inc.*......................        6,200           226,300
  Riser Foods, Inc...........................        7,600           197,600
  Robert Half International, Inc.*...........       14,300           527,312
  Rofin-Sinar Technologies, Inc. (Germany)*..       16,600           180,525
  Ross Stores Inc............................       13,600           489,600
  Safeskin Corp.*............................        5,100           177,225
  Samsung Electronics LTD-GDR (Korea)*.......        7,000           350,000
  Samsung Electronics LTD-GDR New (Korea)*...          172             8,600
  Saville Systems PLC (Ireland)*.............       27,400           965,850
  Showbiz Pizza Time, Inc.*..................       11,900           215,687
  SPX Corp...................................        8,200           244,975
  Student Loan Marketing Association.........        3,800           283,575
  Sun Microsystems, Inc.*....................        5,100           316,837
  Supertex, Inc.*............................       12,800           232,000
  TCF Financial Corp.........................        2,000            75,250
  Technitrol, Inc............................        6,100           169,275
  Tecnomatix Technology LTD (Israel)*........       23,000           399,625
  Telecomunicacoes Brasileiras -
    ADR (Brazil).............................        9,600           753,600

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

UNITED STATES OF AMERICA+ (CONTINUED)
  Telefonos de Mexico S.A.-ADR (Mexico)......       20,850      $    659,806
  Tidewater, Inc.............................        9,400           351,325
  Transocean Offshore, Inc...................        7,000           428,750
  Tubos de Acero De Mexico-ADR (Mexico)*.....       47,000           511,125
  Tuntex Distinct Corp. (Taiwan)*............        5,001            35,123
  TV Filme, Inc. ADR (Brazil)*...............       10,500           144,375
  Universal Health Realty Income Trust*......        6,000           163,500
  Videotron Holdings PLC-ADR (United
    Kingdom)*................................       41,800           710,600
  Zions Bancorporation.......................        3,100           274,350
                                                                ------------
                                                                  34,056,063
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $83,163,049).......................................
                                                                  98,170,947
                                                                ------------
----------------------------------------------------------------------------
WARRANTS/RIGHTS --
----------------------------------------------------------------------------
HONG KONG
  Hong Kong & China Gas Co., LTD-Warrants....       17,000             5,168
                                                                ------------
SINGAPORE
  United Overseas Bank LTD-Warrants..........          208               761
                                                                ------------
THAILAND
  Thai Farmers Bank-Warrants.................        5,375             5,286
                                                                ------------
TOTAL WARRANTS/RIGHTS
  (Cost $6,631)............................................
                                                                      11,213
                                                                ------------

                                         PRINCIPAL
                                          AMOUNT            VALUE
---------------------------------------------------------

COMMERCIAL PAPER -- 1.8%
----------------------------------------------
  Merrill Lynch 5.85%, 10/01/96
    (Cost $1,839,000)..............     $ 1,839,000      $  1,839,000
                                                         ------------
TOTAL INVESTMENTS -- 99.3%
  (Cost $85,008,680)...............................
                                                         $100,021,160
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%......
                                                              737,287
                                                         ------------
NET ASSETS -- 100.0%...............................
                                                         $100,758,447
                                                         ------------

---------------
* Non-Income Producing Security.
+ Certain securities issued by companies are classified as United States securi-ties as their underlying currency is the U.S. Dollar.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES FOR NICHOLAS-APPLEGATE INVESTMENT TRUST SEPTEMBER 30, 1996 (UNAUDITED)

                                   EMERGING            CORE            INCOME &
                                    GROWTH            GROWTH            GROWTH
                                     FUND              FUND              FUND
                                ---------------------------------------------------
ASSETS
  Investments, at value *.....  $   610,921,587   $   501,507,845   $   120,339,331
  Foreign currencies, at
    value**...................               --                --                --
  Cash........................               --             4,046               900
  Receivable for investment
    securities sold...........        4,455,633         4,402,001         1,701,034
  Receivable for interests
    sold......................        1,367,624           566,885           323,581
  Dividends receivable........           79,563            56,430           215,769
  Interest receivable.........              262                --           621,033
  Due from adviser............               --                --                --
  Deferred organization
    costs.....................           18,693            24,091            11,947
  Other assets................            3,879            25,137               532
                                ---------------------------------------------------
    Total assets..............      616,847,241       506,586,435       123,214,127
                                ---------------------------------------------------
LIABILITIES
  Payable for investment
    securities purchased......               --                --                --
  Payable for interests
    repurchased...............        7,426,621         7,012,750         2,792,669
  Due to adviser..............          743,930           534,968            48,882
  Accrued expenses and other
    liabilities...............          734,179           396,561           104,065
                                ---------------------------------------------------
    Total liabilities.........        8,904,730         7,944,279         2,945,616
                                ---------------------------------------------------
NET ASSETS....................  $   607,942,511   $   498,642,156   $   120,268,511
                                ---------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $   355,184,425   $   343,504,966   $    81,533,055
  Accumulated net investment
    income (deficit)..........       (8,203,977)       (1,423,696)       13,587,460
  Accumulated net realized
    gain (loss)...............       87,904,363        47,256,935         9,362,281
  Accumulated net realized
    foreign exchange gain
    (loss)....................               --                --                --
  Net unrealized foreign
    exchange gain (loss)......               --                --                --
  Net unrealized appreciation
    (depreciation) on
    investments...............      173,057,700       109,303,951        15,785,715
                                ---------------------------------------------------
    Net assets................  $   607,942,511   $   498,642,156   $   120,268,511
                                ---------------------------------------------------
   * Investments, at cost.....  $   437,863,887   $   392,203,894   $   104,553,616
                                ---------------------------------------------------
  ** Foreign currencies, at
    cost......................               --                --                --
                                ---------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                   BALANCED         GOVERNMENT           MONEY           EMERGING        INTERNATIONAL
                                    GROWTH            INCOME            MARKET           COUNTRIES          GROWTH
                                     FUND              FUND              FUND              FUND              FUND
                                ---------------------------------------------------------------------------------------
ASSETS
  Investments, at value *.....  $    27,092,084   $     6,359,649   $    14,297,154   $    62,453,184   $    45,289,261
  Foreign currencies, at
    value**...................               --                --                --           346,142         1,429,378
  Cash........................              651            33,349             1,194               666                --
  Receivable for investment
    securities sold...........        1,110,525                --                --           935,576            41,818
  Receivable for interests
    sold......................           26,500                74                --           507,199         1,431,833
  Dividends receivable........            3,759                --                --            46,169           110,535
  Interest receivable.........          204,673           138,781             1,308                --                --
  Due from adviser............               --                --             5,238                --                --
  Deferred organization
    costs.....................            8,522             7,839             7,022                --               679
  Other assets................               61                 9               100             2,800             1,032
                                ---------------------------------------------------------------------------------------
    Total assets..............       28,446,775         6,539,701        14,312,016        64,291,736        48,304,536
                                ---------------------------------------------------------------------------------------
LIABILITIES
  Payable for investment
    securities purchased......               --                --            41,605         2,764,775         3,039,586
  Payable for interests
    repurchased...............        1,126,250                --                --             9,137                --
  Due to adviser..............          139,356                90                --                --                --
  Accrued expenses and other
    liabilities...............           21,486            39,694            33,145            90,199           178,371
                                ---------------------------------------------------------------------------------------
    Total liabilities.........        1,287,092            39,784            74,750         2,864,111         3,217,957
                                ---------------------------------------------------------------------------------------
NET ASSETS....................  $    27,159,683   $     6,499,917   $    14,237,266   $    61,427,625   $    45,086,579
                                ---------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $    19,872,942   $     5,780,066   $    14,237,637   $    56,430,674   $    40,848,416
  Accumulated net investment
    income (deficit)..........        1,740,133           891,155                --            84,234           119,725
  Accumulated net realized
    gain (loss)...............        1,742,511          (135,676)             (371)         (134,561)          349,175
  Accumulated net realized
    foreign exchange gain
    (loss)....................               --                --                --           (57,873)           95,152
  Net unrealized foreign
    exchange gain (loss)......               --                --                --             1,842            (2,254)
  Net unrealized appreciation
    (depreciation) on
    investments...............        3,804,097           (35,628)               --         5,103,309         3,676,365
                                ---------------------------------------------------------------------------------------
    Net assets................  $    27,159,683   $     6,499,917   $    14,237,266   $    61,427,625   $    45,086,579
                                ---------------------------------------------------------------------------------------
   * Investments, at cost.....  $    23,287,987   $     6,395,277   $    14,297,154   $    57,349,875   $    41,612,896
                                ---------------------------------------------------------------------------------------
  ** Foreign currencies, at
    cost......................               --                --                --   $       345,999   $     1,439,151
                                ---------------------------------------------------------------------------------------

                                   WORLDWIDE
                                    GROWTH
                                     FUND

ASSETS
  Investments, at value *.....  $   100,021,160
  Foreign currencies, at
    value**...................        2,666,936
  Cash........................              530
  Receivable for investment
    securities sold...........        1,969,837
  Receivable for interests
    sold......................          122,036
  Dividends receivable........          201,917
  Interest receivable.........               --
  Due from adviser............               --
  Deferred organization
    costs.....................            9,703
  Other assets................              351

    Total assets..............      104,992,470

LIABILITIES
  Payable for investment
    securities purchased......        3,978,944
  Payable for interests
    repurchased...............          135,963
  Due to adviser..............               --
  Accrued expenses and other
    liabilities...............          119,116

    Total liabilities.........        4,234,023

NET ASSETS....................  $   100,758,447

COMPOSITION OF NET ASSETS
  Paid-in capital.............  $    69,608,120
  Accumulated net investment
    income (deficit)..........          488,560
  Accumulated net realized
    gain (loss)...............       14,898,238
  Accumulated net realized
    foreign exchange gain
    (loss)....................          757,906
  Net unrealized foreign
    exchange gain (loss)......           (6,857)
  Net unrealized appreciation
    (depreciation) on
    investments...............       15,012,480

    Net assets................  $   100,758,447

   * Investments, at cost.....  $    85,008,680

  ** Foreign currencies, at
    cost......................  $     2,691,094


--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

FOR THE YEAR ENDED SEPTEMBER 30, 1996 (UNAUDITED)

                                  EMERGING      CORE GROWTH     INCOME &
                                 GROWTH FUND       FUND       GROWTH FUND
                                ------------------------------------------
INVESTMENT INCOME:
  Dividends...................  $     465,839  $     535,873  $    749,168
  Interest....................        847,900        719,415     1,736,898
                                ------------------------------------------
  Total income................      1,313,739      1,255,288     2,486,066
                                ------------------------------------------
EXPENSES:
  Advisory fee................      3,017,321      1,712,555       423,507
  Accounting fee..............         92,788         80,662        39,399
  Administration fee..........         17,500         70,223        17,372
  Audit & tax fees............         75,900         57,549        14,237
  Custodian fee...............         67,232         38,123        11,582
  Insurance...................          7,775          2,861           668
  Legal fee...................          3,402          2,579           638
  Miscellaneous...............         25,752         19,904         4,830
  Organization costs..........          4,269          7,792         3,865
  Trustees' fee...............          3,564          3,564         3,564
                                ------------------------------------------
  Total expense...............      3,315,503      1,995,812       519,662
  Reimbursement to (from)
    adviser...................             --             --        16,780
                                ------------------------------------------
  Net expenses................      3,315,503      1,995,812       536,442
                                ------------------------------------------
  Net investment income
    (deficit).................     (2,001,764)      (740,524)    1,949,624
                                ------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............     63,561,561     28,329,596     6,413,257
  Net realized foreign
    exchange loss.............             --             --            --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currencies................     12,427,523     20,550,277     1,520,523
                                ------------------------------------------
  Net gain (loss) on
    investments...............     75,989,084     48,879,873     7,933,780
                                ------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $  73,987,320  $  48,139,349  $  9,883,404
                                ------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                            EMERGING
                                  BALANCED    GOVERNMENT   MONEY MARKET    COUNTRIES    INTERNATIONAL  WORLDWIDE
                                GROWTH FUND   INCOME FUND      FUND           FUND      GROWTH FUND   GROWTH FUND
                                ----------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...................  $     30,032           --            --   $    323,642  $    244,293  $    507,538
  Interest....................       422,677  $   149,963   $   173,628         59,829        30,185        42,376
                                ----------------------------------------------------------------------------------
  Total income................       452,709      149,973       173,628        383,471       274,478       549,914
                                ----------------------------------------------------------------------------------
EXPENSES:
  Advisory fee................        96,012        9,588         8,015        271,596       196,401       505,580
  Accounting fee..............        37,500       37,500        37,500         45,266        37,500        37,733
  Administration fee..........         3,937          736           981          6,654         6,031        15,562
  Audit & tax fees............         3,228          606           811          5,481         4,954        12,757
  Custodian fee...............        11,681        7,278         7,791         12,202        17,797        60,163
  Insurance...................            91          110            31            132           168           735
  Legal fee...................           145           27            37            246           222           572
  Miscellaneous...............         1,095          207           275          1,859         1,681         4,328
  Organization costs..........         2,758        2,536         2,469             --           150         3,156
  Trustees' fee...............         3,564        3,564         3,564          3,564         3,564         3,564
                                ----------------------------------------------------------------------------------
  Total expense...............       160,011       62,152        61,474        347,000       268,468       644,150
  Reimbursement to (from)
    adviser...................       (38,396)     (47,770)      (47,047)           642        (3,327)      (37,454)
                                ----------------------------------------------------------------------------------
  Net expenses................       121,615       14,382        14,427        347,642       265,141       606,696
                                ----------------------------------------------------------------------------------
  Net investment income
    (deficit).................       331,094      135,591       159,201         35,829         9,337       (56,782)
                                ----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............     1,032,726     (134,140)          (46)       121,909       538,673     7,403,797
  Net realized foreign
    exchange loss.............            --           --            --        (33,016)      (70,052)     (149,957)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currencies................     1,059,501       38,130            --      3,726,624     1,140,702      (124,779)
                                ----------------------------------------------------------------------------------
  Net gain (loss) on
    investments...............     2,092,227      (96,010)          (46)     3,815,517     1,609,323     7,129,061
                                ----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $  2,423,321  $    39,581   $   159,155   $  3,851,346  $  1,618,660  $  7,072,279
                                ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                      EMERGING GROWTH FUND                  CORE GROWTH FUND
                                ---------------------------------   ---------------------------------
                                    FOR THE                             FOR THE
                                 PERIOD ENDED                        PERIOD ENDED
                                 SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE
                                     1996           YEAR ENDED           1996           YEAR ENDED
                                  (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)     MARCH 31, 1996
                                ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $    (2,001,764)  $    (2,945,373)  $      (740,524)  $      (752,357)
  Net realized gain (loss)
    from security transactions
    and foreign exchange......       63,561,561        78,797,996        28,329,596        50,587,998
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................       12,427,523        91,635,716        20,550,277        52,583,826
                                ---------------------------------------------------------------------
      Net increase in net
        assets from
        operations............       73,987,320       167,488,339        48,139,349       102,419,467
                                ---------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...      151,775,458       107,044,506        72,503,285       113,757,799
  Withdrawals by partners.....     (201,906,649)     (161,495,614)      (42,543,081)      (79,489,585)
                                ---------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        transactions in
        interests.............      (50,131,191)      (54,451,108)       29,960,204        34,268,214
                                ---------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       23,856,129       113,037,231        78,099,553       136,687,681
NET ASSETS
  BEGINNING OF PERIOD.........      584,086,382       471,049,151       420,542,603       283,854,922
                                ---------------------------------------------------------------------
  END OF PERIOD...............  $   607,942,511   $   584,086,382   $   498,642,156   $   420,542,603
                                ---------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                          GOVERNMENT
                                      INCOME & GROWTH FUND                BALANCED GROWTH FUND            INCOME FUND
                                ---------------------------------   ---------------------------------   ---------------
                                    FOR THE                             FOR THE                             FOR THE
                                 PERIOD ENDED                        PERIOD ENDED                        PERIOD ENDED
                                 SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE        SEPTEMBER 30,
                                     1996           YEAR ENDED           1996           YEAR ENDED           1996
                                  (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $     1,949,624   $     4,142,172   $       331,094   $       638,909   $       135,591
  Net realized gain (loss)
    from security transactions
    and foreign exchange......        6,413,257        10,319,301         1,032,726         2,837,068          (134,140)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................        1,520,523        10,732,341         1,059,501           742,010            38,130
                                ---------------------------------------------------------------------------------------
      Net increase in net
        assets from
        operations............        9,883,404        25,193,814         2,423,321         4,217,987            39,581
                                ---------------------------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...       14,602,221        15,608,507         4,474,202         4,914,004         3,928,620
  Withdrawals by partners.....      (15,975,050)      (35,130,807)       (3,582,391)       (7,102,941)       (1,946,278)
                                ---------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        transactions in
        interests.............       (1,372,829)      (19,522,300)          891,811        (2,188,937)        1,982,342
                                ---------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................        8,510,575         5,671,514         3,315,132         2,029,050         2,021,923
NET ASSETS
  BEGINNING OF PERIOD.........      111,757,936       106,086,422        23,844,551        21,815,501         4,477,994
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $   120,268,511   $   111,757,936   $    27,159,683   $    23,844,551   $     6,499,917
                                ---------------------------------------------------------------------------------------


                                    FOR THE
                                  YEAR ENDED
                                MARCH 31, 1996

INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $       291,713
  Net realized gain (loss)
    from security transactions
    and foreign exchange......          363,388
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................         (175,424)

      Net increase in net
        assets from
        operations............          479,677

TRANSACTIONS IN INTERESTS
  Contributions by partners...        3,577,045
  Withdrawals by partners.....       (4,912,231)

      Net increase (decrease)
        in net assets from
        transactions in
        interests.............       (1,335,186)

      Total increase
        (decrease) in net
        assets................         (855,509)
NET ASSETS
  BEGINNING OF PERIOD.........        5,333,503

  END OF PERIOD...............  $     4,477,994


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST -- Continued

                                        MONEY MARKET FUND
                                ---------------------------------
                                    FOR THE
                                 PERIOD ENDED
                                 SEPTEMBER 30,        FOR THE
                                     1996           YEAR ENDED
                                  (UNAUDITED)     MARCH 31, 1996
                                ---------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $       159,201   $       200,767
  Net realized gain (loss)
    from security transactions
    and foreign exchange......              (46)             (325)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................               --                --
                                ---------------------------------
      Net increase (decrease)
        in net assets from
        operations............          159,155           200,442
                                ---------------------------------
DISTRIBUTIONS TO PARTNERS
  Net investment income.......         (159,201)         (200,767)
                                ---------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...       96,795,508        22,265,784
  Withdrawals by partners.....      (85,732,043)      (22,108,039)
                                ---------------------------------
      Net increase (decrease)
        in net assets from
        transactions in
        interests.............       11,063,465           143,452
                                ---------------------------------
      Total increase
        (decrease) in net
        assets................       11,063,419           143,127
NET ASSETS
  BEGINNING OF PERIOD.........        3,173,847         3,030,720
                                ---------------------------------
  END OF PERIOD...............  $    14,237,266   $     3,173,847
                                ---------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                           WORLDWIDE
                                     EMERGING COUNTRIES FUND            INTERNATIONAL GROWTH FUND         GROWTH FUND
                                ---------------------------------   ---------------------------------   ---------------
                                    FOR THE                             FOR THE                             FOR THE
                                 PERIOD ENDED                        PERIOD ENDED                        PERIOD ENDED
                                 SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE        SEPTEMBER 30,
                                     1996           YEAR ENDED           1996           YEAR ENDED           1996
                                  (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $        35,829   $        26,122   $       (56,782)  $        73,015   $       (56,782)
  Net realized gain (loss)
    from security transactions
    and foreign exchange......           88,893           (61,164)        7,253,840           259,455         7,253,840
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................        3,726,624         1,751,439          (124,779)        2,584,830          (124,779)
                                ---------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        operations............        3,851,346         1,716,397         7,072,279         2,917,300         7,072,279
                                ---------------------------------------------------------------------------------------
DISTRIBUTIONS TO PARTNERS
  Net investment income.......               --                --                --                --                --
                                ---------------------------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...       39,571,901        16,175,253         6,500,703         6,044,445         6,500,703
  Withdrawals by partners.....       (1,894,608)       (1,272,742)      (13,157,561)       (2,768,514)      (13,157,561)
                                ---------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        transactions in
        interests.............       37,677,293        14,902,511        (6,656,858)        3,275,931        (6,656,858)
                                ---------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       41,528,639        16,618,908           415,421         6,193,231           415,421
NET ASSETS
  BEGINNING OF PERIOD.........       19,898,986         3,280,078        23,805,628        17,612,397       100,343,026
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $    61,427,625   $    19,898,986   $    45,086,579   $    23,805,628   $   100,758,447
                                ---------------------------------------------------------------------------------------


                                    FOR THE
                                  YEAR ENDED
                                MARCH 31, 1996

INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $       299,362
  Net realized gain (loss)
    from security transactions
    and foreign exchange......        9,015,557
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................        9,091,917

      Net increase (decrease)
        in net assets from
        operations............       18,406,836

DISTRIBUTIONS TO PARTNERS
  Net investment income.......               --

TRANSACTIONS IN INTERESTS
  Contributions by partners...       17,650,729
  Withdrawals by partners.....      (33,276,911)

      Net increase (decrease)
        in net assets from
        transactions in
        interests.............      (15,626,182)

      Total increase
        (decrease) in net
        assets................        2,780,654
NET ASSETS
  BEGINNING OF PERIOD.........       97,562,372

  END OF PERIOD...............  $   100,343,026


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
-------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of fifteen investment vehicles (each a "Fund" and collectively the "Funds") as of September 30, 1996. Up to five Portfolios of Nicholas-Applegate Mutual Funds have invested in the respective Funds of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $500 million in market capitalization.

  Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  Balance Growth Fund seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  Government Income Fund seeks to maximize current income through investment primarily in intermediate-term debt securities of the U.S. government and its agencies and instrumentalities.

  Money Market Fund seeks to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity through investment in investment grade securities with an average maturity of 90 days.

  Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment primarily in growth stocks of U.S. and foreign companies.

  International Growth Fund seeks to maximize long-term capital appreciation through investment primariily in equity securities of non-U.S. companies.

  Emerging Countries Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of companies in developing countries of the world.

  Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. The prospectus for Nicholas-Applegate

--------------------------------------------------------------------------------

-------------------------------------------------------------------
Mutual Funds describes each Portfolio's policies with respect to declaration and payment of dividends and distribution of capital gains.

FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and will be amortized over a period of 60 months from the date the Funds commenced operations.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate") The advisory fee is computed daily for the Funds based upon the following percentages of each Fund's average daily net assets:

                        FIRST $500     NEXT $500    EXCESS OF
        FUND              MILLION       MILLION    $1 BILLION
---------------------  -------------  -----------  -----------
Emerging Growth
 Fund................        1.00%         1.00%        1.00%
Core Growth Fund.....        0.75%        0.675%        0.65%
Income & Growth
 Fund................        0.75%        0.675%        0.65%
Balanced Growth
 Fund................        0.75%        0.675%        0.65%
Government Income
 Fund................        0.40%         0.35%        0.35%
Money Market Fund....        0.25%       0.2275%      0.2275%
Emerging Countries
 Fund................        1.25%         1.25%        1.25%
International Growth
 Fund................        1.00%         0.90%        0.85%
Worldwide Growth
 Fund................        1.00%         0.90%        0.85%

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Funds, during the period from inception (respectively) to September 30, 1996, are as follows:

                    FUND
---------------------------------------------
Income & Growth Fund.........................     $ 20,720
Balanced Growth Fund.........................      283,267
Government Income Fund.......................      303,447
Money Market Fund............................      328,948
Emerging Countries Fund......................      111,131
International Growth Fund....................      198,984
Worldwide Growth Fund........................      271,377

  Nicholas-Applegate advanced certain organization costs discussed in Note 1. As of September 30, 1996, the following Funds have amounts due to Nicholas-Applegate for organizational costs advanced:

Government Income Fund..............   $ 24,688
Money Market Fund...................     24,688

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the period ended September 30, 1996, were as follows (in 000's):

               FUND                  PURCHASES    SALES
-----------------------------------  ---------  ---------
Emerging Growth Fund...............    268,714    344,899
Core Growth Fund...................    281,890    248,636
Income & Growth Fund...............     87,859     84,911
Balanced Growth Fund...............     20,119     18,083
Government Income Fund.............      6,392      4,092
Emerging Countries Fund............     63,858     26,898
International Growth Fund..........     51,800     31,043
Worldwide Growth Fund..............     76,814     84,240

  At September 30, 1996, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                              GROSS         GROSS          NET
              TAX COST OF  UNREALIZED    UNREALIZED    UNREALIZED
    FUND      INVESTMENTS  APPRECIATION DEPRECIATION   APPRECIATION
------------  -----------  -----------  -------------  -----------
Emerging
 Growth
 Fund.......   $ 437,864    $ 182,579     $   9,521     $ 173,058
Core Growth
 Fund.......     392,204      115,777         6,473       109,304
Income &
 Growth
 Fund.......     104,554       16,211           425        15,786
Balanced
 Growth
 Fund.......      23,288        4,216           412         3,804
Government
 Income
 Fund.......       6,395           44            79           (35)
Money Market
 Fund.......      14,297           --            --            --
Emerging
 Countries
 Fund.......      57,350        7,307         2,204         5,103
International
 Growth
 Fund.......      41,613        4,656           980         3,676
Worldwide
 Growth
 Fund.......      85,009       16,885         1,873        15,012

D. OFF BALANCE SHEET RISKS

  The Nicholas-Applegate Mutual Funds' investment in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the Master Trust's policy to continuously monitor its exposure to these risks.

--------------------------------------------------------------------------------

-------------------------------------------------------------------

E. SELECTED RATIO DATA

                                      RATIO OF       RATIO OF       RATIO OF NET
                                     EXPENSES TO    EXPENSES TO      INVESTMENT       RATIO OF NET
                                     AVERAGE NET    AVERAGE NET        INCOME          INVESTMENT
                                       ASSETS,        ASSETS,       (DEFICIT) TO    INCOME (DEFICIT)
                                        AFTER         BEFORE        AVERAGE NET      TO AVERAGE NET
                                       EXPENSE        EXPENSE      ASSETS, AFTER     ASSETS, BEFORE
                                     REIMBURSEMENTS REIMBURSEMENTS    EXPENSE           EXPENSE            PORTFOLIO
                                     (RECOUPMENT)  (RECOUPMENT)    REIMBURSEMENTS    REIMBURSEMENTS      TURNOVER RATE
------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH(2)
  For the period ended
    09/30/96*#.....................        1.10%           1.10%        (0.66%)            (0.66%)            46.42%
  For the year ended 03/31/96......        1.11%           1.11%        (0.57%)            (0.57%)           129.59%
  For the year ended 03/31/95......        1.12%           1.11%        (0.53%)            (0.52%)           100.46%
  For the period ended 03/31/94*...        1.12%           1.16%        (0.80%)            (0.84%)            50.51%
CORE GROWTH(3)
  For the period ended
    09/30/96*#.....................        0.87%           0.87%        (0.32%)            (0.32%)            57.67%
  For the year ended 03/31/96......        0.89%           0.89%        (0.22%)            (0.22%)           114.48%
  For the year ended 03/31/95......        0.89%           0.89%         0.05%              0.05%             98.09%
  For the period ended 03/31/94*...        0.92%           0.92%        (0.03%)            (0.03%)            84.84%
INCOME & GROWTH(3)
  For the period ended
    09/30/96*#.....................        0.95%           0.92%         3.45%              3.48%             77.49%
  For the year ended 03/31/96......        0.95%           0.94%         3.94%              3.94%            144.97%
  For the year ended 03/31/95......        0.93%           0.95%         4.37%              4.35%            125.51%
  For the period ended 03/31/94*...        0.94%           0.97%         3.51%              3.48%            177.52%
BALANCED GROWTH(3)
  For the period ended
    09/30/96*#.....................        0.95%           1.25%         2.59%              2.29%             73.43%
  For the year ended 03/31/96......        0.95%           1.37%         2.83%              2.37%            197.19%
  For the year ended 03/31/95......        0.95%           1.33%         2.13%              1.75%            110.40%
  For the period ended 03/31/94*...        0.94%           1.37%         1.93%              1.50%             85.43%
GOVERNMENT INCOME FUND(3)
  For the period ended
    09/30/96*#.....................        0.60%           2.59%         5.66%              3.66%             86.79%
  For the year ended 03/31/96......        0.60%           2.72%         6.12%              4.00%            190.47%
  For the year ended 03/31/95......        0.80%           2.21%         5.32%              3.91%            258.72%
  For the period ended 03/31/94*...        0.80%           2.80%         3.43%              1.43%            159.17%
MONEY MARKET FUND(3)
  For the period ended
    09/30/96*#.....................        0.45%           1.92%         4.97%              3.50%
  For the year ended 03/31/96......        0.45%           3.20%         5.34%              2.59%               n/a
  For the year ended 03/31/95......        0.31%           3.23%         4.61%              1.69%               n/a
  For the period ended 03/31/94*...        0.24%         151.02%         2.12%           (148.66%)              n/a
EMERGING COUNTRIES FUND(4)
  For the period ended
    09/30/96*#.....................        1.60%           1.60%         0.16%              0.17%             60.16%
  For the year ended 03/31/96......        1.60%           2.80%         0.30%             (0.90%)           118.21%
  For the period ended 03/31/95*...        1.60%           1.81%         1.73%              1.52%             60.79%
INTERNATIONAL GROWTH FUND(5).......
  For the period ended
    09/30/96*#.....................        1.35%           1.37%         0.05%              0.03%             82.38%
  For the year ended 03/31/96......        1.35%           1.98%         0.39%             (0.24%)           141.02%
  For the year ended 03/31/95......        1.35%           1.85%         0.24%             (0.26%)            74.88%
  For the period ended 03/31/94*...        1.35%           2.28%         0.41%             (0.52%)            23.71%
WORLDWIDE GROWTH FUND(3)
  For the period ended
    09/30/96*#.....................        1.20%           1.27%        (0.11%)            (0.19%)            78.42%
  For the year ended 03/31/96......        1.20%           1.26%         0.31%              0.25%            132.20%
  For the year ended 03/31/95......        1.20%           1.30%         0.24%              0.14%             98.54%
  For the period ended 03/31/94*...        1.20%           1.36%         0.01%             (0.15%)            95.09%


                                        BROKER
                                      COMMISSIONS
                                       PER SHARE
-----------------------------------
EMERGING GROWTH(2)
  For the period ended
    09/30/96*#.....................      $0.0551
  For the year ended 03/31/96......      $0.0523
  For the year ended 03/31/95......           --
  For the period ended 03/31/94*...           --
CORE GROWTH(3)
  For the period ended
    09/30/96*#.....................      $0.0567
  For the year ended 03/31/96......      $0.0593
  For the year ended 03/31/95......           --
  For the period ended 03/31/94*...           --
INCOME & GROWTH(3)
  For the period ended
    09/30/96*#.....................      $0.0569
  For the year ended 03/31/96......      $0.0597
  For the year ended 03/31/95......           --
  For the period ended 03/31/94*...           --
BALANCED GROWTH(3)
  For the period ended
    09/30/96*#.....................      $0.0593
  For the year ended 03/31/96......      $0.0594
  For the year ended 03/31/95......           --
  For the period ended 03/31/94*...           --
GOVERNMENT INCOME FUND(3)
  For the period ended
    09/30/96*#.....................           --
  For the year ended 03/31/96......           --
  For the year ended 03/31/95......           --
  For the period ended 03/31/94*...           --
MONEY MARKET FUND(3)
  For the period ended
    09/30/96*#.....................           --
  For the year ended 03/31/96......           --
  For the year ended 03/31/95......           --
  For the period ended 03/31/94*...           --
EMERGING COUNTRIES FUND(4)
  For the period ended
    09/30/96*#.....................      $0.0015
  For the year ended 03/31/96......      $0.0022
  For the period ended 03/31/95*...           --
INTERNATIONAL GROWTH FUND(5).......
  For the period ended
    09/30/96*#.....................      $0.0208
  For the year ended 03/31/96......      $0.0128
  For the year ended 03/31/95......           --
  For the period ended 03/31/94*...           --
WORLDWIDE GROWTH FUND(3)
  For the period ended
    09/30/96*#.....................      $0.0173
  For the year ended 03/31/96......      $0.0187
  For the year ended 03/31/95......           --
  For the period ended 03/31/94*...           --

-----------------

       (1) Commenced operations on July 12, 1995.
       (2) Commenced operations on October 1, 1993.
       (3) Commenced operations on April 19, 1993.
       (4) Commenced operations on November 28, 1994.
       (5) Commenced operations on January 3, 1994.
         * Annualized
         # Unaudited

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
-------------------------------------------------------------------
MINI CAP GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------
COMMON STOCKS -- 95.0%
---------------------------------------------------------

AIRLINES -- 0.7%
  Atlantic Coast Airlines, Inc.*.............       6,800  $     79,900
  Mesaba Holdings, Inc.*.....................      11,700       127,237
                                                           ------------
                                                                207,137
                                                           ------------
APPAREL -- 5.8%
  Cole Kenneth Productions, Inc.*............       8,400       158,550
  Deckers Outdoor Corp.*.....................      12,900       116,100
  Donnkenny, Inc.*...........................       8,900       152,413
  Genesco, Inc.*.............................      27,700       259,688
  Movado Group, Inc..........................       6,900       174,225
  Pacific Sunwear of California, Inc.*.......       8,600       282,725
  Paul Harris Stores, Inc.*..................      19,800       198,000
  Sport - Haley, Inc.*.......................      12,000       150,000
  Vans, Inc.*................................      12,700       242,887
                                                           ------------
                                                              1,734,588
                                                           ------------
BIOTECHNOLOGY -- 2.2%
  Cryolife, Inc.*............................      11,200       142,800
  Guilford Pharmaceuticals*..................      10,600       291,500
  Matritech, Inc.*...........................      20,000       258,750
                                                           ------------
                                                                693,050
                                                           ------------
BROADCASTING - 1.9%
  Argyle Television, Inc.*...................       6,700       188,438
  Granite Broadcasting*......................      11,700       166,725
  United Video Satellite G Class A*..........      11,400       230,850
                                                           ------------
                                                                586,013
                                                           ------------
BUILDING MATERIALS -- 1.0%
  Shaw Group, Inc.*..........................       8,300       288,425
                                                           ------------
CLOTHING CHAINS -- 1.3%
  Baker J, Inc.*.............................      17,400       106,303
  Buckle, Inc.*..............................      10,100       320,675
                                                           ------------
                                                                426,978
                                                           ------------
COMPUTER/OFFICE AUTOMATION -- 2.8%
  Brooktrout Technology, Inc.*...............      11,200       408,800
  CHS Electronics, Inc.*.....................      11,700       159,413
  Pomeroy Computer Resources*................       8,000       262,000
                                                           ------------
                                                                830,213
                                                           ------------
CONTAINERS -- 0.8%
  Seda Specialty*............................      12,000       231,000
                                                           ------------
CONTRACTING DRILLING -- 0.3%
  Unit Corp.*................................      16,000        94,000
                                                           ------------
DRUGS/PHARMACEUTICALS -- 1.7%
  Curative Technologies,Inc.*................      13,900       267,575
  Inhale Therapeutic Systems*................       4,200        54,075
  Sangstat Medical Corp.*....................       8,000       204,000
                                                           ------------
                                                                525,650
                                                           ------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 3.5%
  Checkmate Electronics, Inc.*...............      12,800  $    192,000
  Lecroy Corp.*..............................      12,000       312,000
  Powell Industries, Inc.*...................      12,500       115,625
  Printrak Intl.*............................      10,900       106,275
  Ultrak Inc.*...............................      11,600       319,000
                                                           ------------
                                                              1,044,900
                                                           ------------
ENTERTAINMENT -- 0.5%
  Cinar Films, Inc.*.........................       5,400       140,738
                                                           ------------
ENVIRONMENTAL SERVICES -- 0.4%
  American Disposal Services, Inc.*..........       6,000       108,750
                                                           ------------
FINANCE COMPANIES -- 1.7%
  Central Financial*.........................       8,900       171,881
  Sirrom Capital Corp........................      10,900       329,725
                                                           ------------
                                                                501,606
                                                           ------------
GROCERY PRODUCTS -- 0.7%
  Worthington Foods, Inc.....................       8,300       207,500
                                                           ------------
HOME FURNISHINGS -- 1.2%
  Bush Industries, Inc. Class A..............      13,050       239,794
  O'Sullivan Industries*.....................      14,500       128,687
                                                           ------------
                                                                368,481
                                                           ------------
HOMEBUILDING -- 1.0%
  Cavalier Homes, Inc........................      16,400       303,400
                                                           ------------
INDUSTRIAL ENGINEER/CONSTRUCTION -- 1.6%
  Greenwich Air Services, Inc. Class A.......       6,300       176,400
  Greenwich Air Services, Inc. Class B*......       9,400       195,050
  Starrett Corp..............................       8,900        97,900
                                                           ------------
                                                                469,350
                                                           ------------
LEISURE/GAMING -- 2.6%
  Acres Gaming, Inc.*........................      14,900       203,013
  Mikohn Gaming Corp.*.......................      18,800       166,850
  Penn National Gaming, Inc.*................      13,500       418,500
                                                           ------------
                                                                788,363
                                                           ------------
LIFE INSURERS -- 0.5%
  Provident American Corp.*..................       9,500       136,562
                                                           ------------
LODGING -- 0.5%
  Studio Plus Hotels, Inc.*..................       9,850       162,525
                                                           ------------
MACHINERY/EQUIPMENT -- 2.4%
  Ballantyne Omaha, Inc.*....................      11,400       156,750
  Gardner Denver*............................       4,800       146,400
  LSI Industries, Inc........................      10,900       174,400
  Miller Industries, Inc./Tenn.*.............       3,800       150,100
  Thermatrix , Inc.*.........................      11,200        93,800
                                                           ------------
                                                                721,450
                                                           ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
---------------------------------------------------------

MEDICAL SPECIALTIES -- 0.2%
  Impath, Inc.*..............................       4,500  $     55,125
                                                           ------------
MEDICAL SUPPLIES -- 3.2%
  Capstone Pharmaceutical Corp.*.............      21,000       259,875
  Meridian Diagnostics, Inc..................      21,000       280,875
  Merit Medical Systems, Inc.*...............      14,000       108,500
  Minimed, Inc.*.............................      12,800       321,600
                                                           ------------
                                                                970,850
                                                           ------------
MEDICAL/NURSING/HEALTH SERVICES -- 3.1%
  Diagnostic Health Services, Inc.*..........      15,700       131,488
  Pediatric Services of America*.............       9,300       172,050
  PMR Corp.*.................................       7,600       219,450
  Prime Medical Services, Inc.*..............      13,200       174,900
  Raytel Medical Corp.*......................      12,000       162,000
  Sterling Healthcare Group*.................       3,500        75,687
                                                           ------------
                                                                935,575
                                                           ------------
MILITARY/DEFENSE TECHNOLOGY -- 0.5%
  Tracor, Inc.*..............................       7,200       148,500
                                                           ------------
MULTI-LINE INSURERS -- 0.8%
  Delphi Financial Group, Inc.Class A*.......       8,760       245,280
                                                           ------------
OIL/GAS PRODUCTION -- 0.8%
  Coho Energy, Inc.*.........................      12,100        86,213
  Lomak Pete, Inc.*..........................      12,800       168,000
                                                           ------------
                                                                254,213
                                                           ------------
OILFIELD SERVICES/EQUIPMENT -- 0.6%
  Maverick Tube Corp.*.......................      12,000       168,000
                                                           ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 5.5%
  Abacus Direct Corp.*.......................      12,000       252,000
  Computer Learning Centers*.................       5,400       151,200
  ICTS Holland P*............................      11,900       145,775
  National Wireless Holdings*................       7,800       124,800
  Nobel Ed Dynamics, Inc.*...................       5,900        82,600
  Professional Staff*........................      19,100       202,937
  Remedytemp, Inc. Class A*..................       8,900       189,125
  Right Management Consultants, Inc.*........       4,600       111,550
  Techforce Corp.*...........................      11,500        84,812
  Wackenhut Corp. Class A....................       5,400        99,225
  Wackenhut Corp. Class B....................       2,600        40,625
  Youth Services International, Inc.*........      12,000       166,500
                                                           ------------
                                                              1,651,149
                                                           ------------
OTHER CONSUMER NON-DURABLES -- 0.6%
  Amrion, Inc.*..............................       8,900       190,238
                                                           ------------
OTHER CONSUMER SERVICES -- 1.5%
  Amre, Inc.*................................      11,700       162,338
  Childrens Comprehensive Services*..........       8,400       149,100

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

OTHER CONSUMER SERVICES (CONTINUED)
  Warrantech Corp.*..........................      15,700  $    153,075
                                                           ------------
                                                                464,513
                                                           ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 4.9%
  Horizon Mental Health MG*..................       9,700       240,075
  Medquist, Inc.*............................      17,100       346,275
  National Dentex Corp.*.....................       5,900       112,837
  Physician Support Systems, Inc.*...........       7,400       179,450
  Proxymed Pharmacy, Inc.*...................      11,700       117,000
  Res - Care, Inc.*..........................       7,950       135,150
  Sterile Recoveries, Inc.*..................       9,000       130,500
  Veterinary Centers of America, Inc.*.......       9,300       204,018
                                                           ------------
                                                              1,465,305
                                                           ------------
OTHER PRODUCERS/MANUFACTURING -- 0.5%
  Northwest Pipe Co.*........................       7,500       142,500
                                                           ------------
OTHER TECHNOLOGY -- 1.4%
  Computer Products, Inc.*...................       7,700       168,438
  Renaissance Solutions, Inc.*...............       5,800       245,775
                                                           ------------
                                                                414,213
                                                           ------------
REAL ESTATE BROKERS/SERVICES -- 1.2%
  Redwood Trust, Inc.........................      11,200       358,400
                                                           ------------
RECREATIONAL PRODUCTS -- 1.8%
  Galoob Lewis Toys, Inc.*...................       8,900       260,325
  Tyco Toys, Inc.*...........................      48,800       280,600
                                                           ------------
                                                                540,925
                                                           ------------
RENTAL/LEASING COMPANIES -- 2.0%
  Alrenco, Inc.*.............................       9,200       193,200
  Leasing Solutions, Inc.*...................       5,900       169,625
  Rent Way, Inc.*............................      20,000       252,500
                                                           ------------
                                                                615,325
                                                           ------------
RESTAURANTS -- 3.4%
  Cooker Restaurant Corp.....................      19,500       231,563
  Logans Roadhouse, Inc.*....................      10,100       203,263
  Rainforest Cafe, Inc.*.....................      13,850       429,350
  Schlotzsky's, Inc.*........................      11,300       127,125
  Taco Cabana, Inc.*.........................       4,700        27,025
                                                           ------------
                                                              1,018,326
                                                           ------------
RETAIL/DISCOUNT -- 0.9%
  Tuesday Morning Corp.*.....................      14,100       259,087
                                                           ------------
RETAIL/ELECTRONICS -- 0.4%
  Creative Computers, Inc.*..................      13,100       124,450
                                                           ------------
SEMICONDUCTORS/ELECTRONIC
COMPONENTS -- 2.6%
  Intevac, Inc.*.............................       5,100        86,700
  JPM Company*...............................      14,100       132,188
  M Systems Flash Disk Pioneer*..............      13,800       122,475
  Qlogic Corp.*..............................         600         7,725

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

SEMICONDUCTORS/ELECTRONIC (CONTINUED)
  Radisys Corp.*.............................       6,200  $    306,900
  Tower Semiconductor Ltd.*..................      16,700       121,075
                                                           ------------
                                                                777,063
                                                           ------------
SOAPS/COSMETICS -- 0.2%
  Chattem , Inc.*............................       6,500        65,813
                                                           ------------
SOFTWARE -- 10.6%
  Aladdin Knowledge Systems*.................       6,600        66,000
  Axent Technologies, Inc.*..................      14,400       338,400
  Ciber, Inc.*...............................       8,500       323,000
  Cotelligent Group, Inc.*...................      10,900       171,675
  Datastream Systems, Inc.*..................       7,500       226,875
  Document Sciences Corp.*...................       1,400        17,675
  IKOS Systems, Inc.*........................      14,300       286,894
  Intelligroup, Inc.*........................       5,400        74,925
  MDL Information Systems, Inc.*.............      12,000       379,500
  Mechanical Dynamics, Inc.*.................      11,900       210,481
  Mecon, Inc.*...............................       7,000       175,000
  Perceptron, Inc.*..........................       9,100       229,775
  Tecnomatix Technologies, LTD*..............       9,300       161,587
  Unison Software*...........................      11,600       298,700
  Versant Object Technology Corp.*...........       7,500       178,125
  4Front Software International*.............       9,200        36,800
                                                           ------------
                                                              3,175,412
                                                           ------------
SPECIALTY CHAINS -- 3.6%
  Finish Line, Inc., Class A*................       7,700       365,750
  Insight Enterprises, Inc.*.................      13,100       489,612
  Marks Brothers Jewelers, Inc.*.............       8,600       232,200
                                                           ------------
                                                              1,087,562
                                                           ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.1%
  Aml Communications*........................       8,900       144,625
  Celeritek, Inc.*...........................      14,400       176,400
  Davox Corp.*...............................       9,300       351,075
  Performance Technologies, Inc.*............      12,000       145,500
  Remec, Inc.*...............................      11,300       159,612
  Teledata Communications, LTD*..............      17,900       328,912

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT (CONTINUED)
  Tessco Technologies, Inc.*.................       5,800  $    242,150
                                                           ------------
                                                              1,548,274
                                                           ------------
TELEPHONE -- 0.5%
  Pricellular Corp. Class A*.................       9,950       143,031
                                                           ------------
TRUCKING -- 0.8%
  Knight Transportation, Inc.*...............       6,100       133,438
  U S Xpress Enterprises, Inc. Class A*......      10,800        98,550
                                                           ------------
                                                                231,988
                                                           ------------
WHOLESALE DISTRIBUTION -- 3.2%
  Anicom, Inc.*..............................      13,700       243,175
  Central Garden & Pet Co.*..................      15,200       305,900
  Daisytek International Corp.*..............       5,900       255,175
  Fresh America Corp.*.......................       8,100       156,431
                                                           ------------
                                                                960,681
                                                           ------------
TOTAL COMMON STOCKS
  (Cost $22,742,696).....................................  $ 28,582,477
                                                           ------------
                                               PRINCIPAL
                                                 AMOUNT       VALUE
-----------------------------------------------------------------------
COMMERCIAL PAPER -- 6.4%
-----------------------------------------------------------------------
  Associates Corp. -- 1.4%
    5.80% ,10/01/96..........................  $  413,000       413,000
  Merrill Lynch & Co. -- 5.0%
    5.85% ,10/01/96..........................   1,495,000     1,495,000
                                               ----------  ------------
TOTAL COMMERCIAL PAPER
  (Cost $1,908,000)..........................   1,908,000  $  1,908,000
                                               ----------  ------------
TOTAL INVESTMENTS -- 101.4%
  (Cost $24,650,696).....................................  $ 30,490,477
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.4%)..........      (407,516)
                                                           ------------
NET ASSETS -- 100.0%.....................................  $ 30,082,961
                                                           ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES FOR NICHOLAS-APPLEGATE INVESTMENT TRUST SEPTEMBER 30, 1996 (UNAUDITED)

                                  MINI CAP        EMERGING           CORE
                                   GROWTH          GROWTH           GROWTH
                                    FUND            FUND             FUND
                                -----------------------------------------------
ASSETS
  Investments, at value*......  $  30,490,477  $   610,921,587  $   501,507,845
  Foreign currencies, at
    value**...................             --               --               --
  Cash........................            476               --            4,046
  Receivable for investment
    securities sold...........        461,275        4,455,633        4,402,001
  Receivable for interests
    sold......................         21,000        1,367,624          566,885
  Dividends receivable........          5,285           79,563           56,430
  Interest receivable.........             --              262               --
  Deferred organization
    costs.....................             --           18,693           24,091
  Other assets................             91            3,879           25,137
                                -----------------------------------------------
    Total assets..............     30,978,604      616,847,241      506,586,435
                                -----------------------------------------------
LIABILITIES
    Payable for investment
      securities purchased....        857,304               --               --
    Payable for interests
      repurchased.............             --        7,426,621        7,012,750
    Due to adviser............             --          743,930          534,968
    Accrued expenses and other
      liabilities.............         38,339          734,179          396,561
                                -----------------------------------------------
    Total liabilities.........        895,643        8,904,730        7,944,279
                                -----------------------------------------------
NET ASSETS....................  $  30,082,961  $   607,942,511  $   498,642,156
                                -----------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $  23,368,865  $   355,184,425  $   343,504,966
  Accumulated net investment
    income (deficit)..........       (236,541)      (8,203,977)      (1,423,696)
  Accumulated net realized
    gain (loss)...............      1,110,856       87,904,363       47,256,935
  Accumulated net realized
    foreign exchange gain
    (loss)....................             --               --               --
  Net unrealized foreign
    exchange gain (loss)......             --               --               --
  Net unrealized appreciation
    (depreciation) on
    investments...............      5,839,781      173,057,700      109,303,951
                                -----------------------------------------------
    Net assets................  $  30,082,961  $   607,942,511  $   498,642,156
                                -----------------------------------------------
   * Investments, at cost.....  $  24,650,696  $   437,863,887  $   392,203,894
                                -----------------------------------------------
  ** Foreign currencies, at
    cost......................             --               --               --
                                -----------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                   INCOME &        BALANCED      GOVERNMENT     EMERGING     INTERNATIONAL     WORLDWIDE
                                    GROWTH          GROWTH         INCOME       COUNTRIES       GROWTH          GROWTH
                                     FUND            FUND           FUND          FUND           FUND            FUND
                                -------------------------------------------------------------------------------------------
ASSETS
  Investments, at value*......  $   120,339,331  $  27,092,084  $  6,359,649  $  62,453,184  $  45,289,261  $   100,021,160
  Foreign currencies, at
    value**...................               --             --            --        346,142      1,429,378        2,666,936
  Cash........................              900            651        33,349            666             --              530
  Receivable for investment
    securities sold...........        1,701,034      1,110,525            --        935,576         41,818        1,969,837
  Receivable for interests
    sold......................          323,581         26,500            74        507,199      1,431,833          122,036
  Dividends receivable........          215,769          3,759            --         46,169        110,535          201,917
  Interest receivable.........          621,033        204,673       138,781             --             --               --
  Deferred organization
    costs.....................           11,947          8,522         7,839             --            679            9,703
  Other assets................              532             61             9          2,800          1,032              351
                                -------------------------------------------------------------------------------------------
    Total assets..............      123,214,127     28,446,775     6,539,701     64,291,736     48,304,536      104,992,470
                                -------------------------------------------------------------------------------------------
LIABILITIES
    Payable for investment
      securities purchased....               --             --            --      2,764,775      3,039,586        3,978,944
    Payable for interests
      repurchased.............        2,792,669      1,126,250            --          9,137             --          135,963
    Due to adviser............           48,882        139,356            90             --             --               --
    Accrued expenses and other
      liabilities.............          104,065         21,486        39,694         90,199        178,371          119,116
                                -------------------------------------------------------------------------------------------
    Total liabilities.........        2,945,616      1,287,092        39,784      2,864,111      3,217,957        4,234,023
                                -------------------------------------------------------------------------------------------
NET ASSETS....................  $   120,268,511  $  27,159,683  $  6,499,917  $  61,427,625  $  45,086,579  $   100,758,447
                                -------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $    81,533,055  $  19,872,942  $  5,780,066  $  56,430,674  $  40,848,416  $    69,608,120
  Accumulated net investment
    income (deficit)..........       13,587,460      1,740,133       891,155         84,234        119,725          488,560
  Accumulated net realized
    gain (loss)...............        9,362,281      1,742,511      (135,676)      (134,561)       349,175       14,898,238
  Accumulated net realized
    foreign exchange gain
    (loss)....................               --             --            --        (57,873)        95,152          757,906
  Net unrealized foreign
    exchange gain (loss)......               --             --            --          1,842         (2,254)          (6,857)
  Net unrealized appreciation
    (depreciation) on
    investments...............       15,785,715      3,804,097       (35,628)     5,103,309      3,676,365       15,012,480
                                -------------------------------------------------------------------------------------------
    Net assets................  $   120,268,511  $  27,159,683  $  6,499,917  $  61,427,625  $  45,086,579  $   100,758,447
                                -------------------------------------------------------------------------------------------
   * Investments, at cost.....  $   104,553,616  $  23,287,987  $  6,395,277  $  57,349,875  $  41,612,896  $    85,008,680
                                -------------------------------------------------------------------------------------------
  ** Foreign currencies, at
    cost......................               --             --            --  $     345,999  $   1,439,151  $     2,691,094
                                -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

FOR THE YEAR ENDED SEPTEMBER 30, 1996 (UNAUDITED)

                                  MINI CAP      EMERGING      CORE GROWTH
                                GROWTH FUND    GROWTH FUND       FUND
                                ------------------------------------------
INVESTMENT INCOME:
  Dividends...................  $     21,214  $     465,839  $     535,873
  Interest....................        34,108        847,900        719,415
                                ------------------------------------------
    Total income..............        55,322      1,313,739      1,255,288
                                ------------------------------------------
EXPENSES:
  Advisory Fee................       180,936      3,017,321      1,712,555
  Accounting Fee..............        35,625         92,788         80,662
  Administration..............         4,452         17,500         70,223
  Audit & tax fees............         3,639         75,900         57,549
  Custodian fee...............        21,462         67,232         38,123
  Insurance...................           175          7,775          2,861
  Legal fee...................           163          3,402          2,579
  Miscellaneous...............         1,235         25,752         19,904
  Organization costs..........            --          4,269          7,792
  Trustees' fee...............         4,319          3,564          3,564
                                ------------------------------------------
    Total expense.............       252,006      3,315,503      1,995,812
  Less: Reimbursement to
    (from) adviser............       (33,435)            --             --
                                ------------------------------------------
    Net expenses..............       218,571      3,315,503      1,995,812
                                ------------------------------------------
    Net investment income
      (deficit)...............      (163,249)    (2,001,764)      (740,524)
                                ------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............     1,166,750     63,561,561     28,329,596
  Net realized foreign
    exchange loss.............            --             --             --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currencies................     2,679,530     12,427,523     20,550,277
                                ------------------------------------------
    Net gain (loss) on
      investments.............     3,846,280     75,989,084     48,879,873
                                ------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $  3,683,031  $  73,987,320  $  48,139,349
                                ------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                           EMERGING
                                  INCOME &      BALANCED    GOVERNMENT    COUNTRIES    INTERNATIONAL  WORLDWIDE
                                GROWTH FUND   GROWTH FUND   INCOME FUND      FUND      GROWTH FUND   GROWTH FUND
                                ---------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...................  $    749,168  $     30,032           --  $    323,642  $    244,293  $    507,538
  Interest....................     1,736,898       422,677  $   149,973        59,829        30,185        42,376
                                ---------------------------------------------------------------------------------
    Total income..............     2,486,066       452,709      149,973       383,471       274,478       549,914
                                ---------------------------------------------------------------------------------
EXPENSES:
  Advisory Fee................       423,507        96,012        9,588       271,596       196,401       505,580
  Accounting Fee..............        39,399        37,500       37,500        45,266        37,500        37,733
  Administration..............        17,372         3,937          736         6,654         6,031        15,562
  Audit & tax fees............        14,237         3,228          606         5,481         4,954        12,757
  Custodian fee...............        11,582        11,681        7,278        12,202        17,797        60,163
  Insurance...................           668            91          110           132           168           735
  Legal fee...................           638           145           27           246           222           572
  Miscellaneous...............         4,830         1,095          207         1,859         1,681         4,328
  Organization costs..........         3,865         2,758        2,536            --           150         3,156
  Trustees' fee...............         3,564         3,564        3,564         3,564         3,564         3,564
                                ---------------------------------------------------------------------------------
    Total expense.............       519,662       160,011       62,152       347,000       268,468       644,150
  Less: Reimbursement to
    (from) adviser............        16,780       (38,396)     (47,770)          642        (3,327)      (37,454)
                                ---------------------------------------------------------------------------------
    Net expenses..............       536,442       121,615       14,382       347,642       265,141       606,696
                                ---------------------------------------------------------------------------------
    Net investment income
      (deficit)...............     1,949,624       331,094      135,591        35,829         9,337       (56,782)
                                ---------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............     6,413,257     1,032,726     (134,140)      121,909       538,673     7,403,797
  Net realized foreign
    exchange loss.............            --            --           --       (33,016)      (70,052)     (149,957)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currencies................     1,520,523     1,059,501       38,130     3,726,624     1,140,702      (124,779)
                                ---------------------------------------------------------------------------------
    Net gain (loss) on
      investments.............     7,933,780     2,092,227      (96,010)    3,815,517     1,609,323     7,129,061
                                ---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $  9,883,404  $  2,423,321  $    39,581  $  3,851,346  $  1,618,660  $  7,072,279
                                ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                    MINI CAP GROWTH FUND
                                ----------------------------        EMERGING GROWTH FUND
                                   FOR THE                    --------------------------------
                                PERIOD ENDED      FOR THE     FOR THE PERIOD       FOR THE
                                SEPTEMBER 30,  PERIOD ENDED   ENDED SEPTEMBER    YEAR ENDED
                                    1996         MARCH 31,       30, 1996         MARCH 31,
                                 (UNAUDITED)       1996+        (UNAUDITED)         1996
                                --------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $    (163,249) $     (73,292) $    (2,001,764) $    (2,945,373)
  Net realized gain (loss)
    from security
    transactions..............      1,166,750        (55,894)      63,561,561       78,797,996
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............      2,679,530      3,160,251       12,427,523       91,635,716
                                --------------------------------------------------------------
    Net increase in net assets
      from operations.........      3,683,031      3,031,065       73,987,320      167,488,339
                                --------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...      6,060,120     22,441,390      151,775,458      107,044,506
  Withdrawals by partners.....     (4,924,159)      (208,486)    (201,906,649)    (161,495,614)
                                --------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............      1,135,961     22,232,904      (50,131,191)     (54,451,108)
                                --------------------------------------------------------------
    Total increase in net
      assets..................      4,818,992     25,263,969       23,856,129      113,037,231
NET ASSETS
  BEGINNING OF PERIOD.........     25,263,969             --      584,086,382      471,049,151
                                --------------------------------------------------------------
  END OF PERIOD...............  $  30,082,961  $  25,263,969  $   607,942,511  $   584,086,382
                                --------------------------------------------------------------

------------
+Commenced operations on July 12, 1995.

--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                       CORE GROWTH FUND              INCOME & GROWTH FUND           BALANCED GROWTH FUND
                                ------------------------------  ------------------------------  ----------------------------
                                FOR THE PERIOD                  FOR THE PERIOD                     FOR THE
                                    ENDED          FOR THE          ENDED          FOR THE      PERIOD ENDED      FOR THE
                                SEPTEMBER 30,     YEAR ENDED    SEPTEMBER 30,     YEAR ENDED    SEPTEMBER 30,   YEAR ENDED
                                     1996         MARCH 31,          1996         MARCH 31,         1996         MARCH 31,
                                 (UNAUDITED)         1996        (UNAUDITED)         1996        (UNAUDITED)       1996
                                --------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $     (740,524) $     (752,357) $    1,949,624  $    4,142,172  $     331,094  $     638,909
  Net realized gain (loss)
    from security
    transactions..............      28,329,596      50,587,998       6,413,257      10,319,301      1,032,726      2,837,068
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............      20,550,277      52,583,826       1,520,523      10,732,341      1,059,501        742,010
                                --------------------------------------------------------------------------------------------
    Net increase in net assets
      from operations.........      48,139,349     102,419,467       9,883,404      25,193,814      2,423,321      4,217,987
                                --------------------------------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...      72,503,285     113,757,799      14,602,221      15,608,507      4,474,202      4,914,004
  Withdrawals by partners.....     (42,543,081)    (79,489,585)    (15,975,050)    (35,130,807)    (3,582,391)    (7,102,941)
                                --------------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............      29,960,204      34,268,214      (1,372,829)    (19,522,300)       891,811     (2,188,937)
                                --------------------------------------------------------------------------------------------
    Total increase in net
      assets..................      78,099,553     136,687,681       8,510,575       5,671,514      3,315,132      2,029,050
NET ASSETS
  BEGINNING OF PERIOD.........     420,542,603     283,854,922     111,757,936     106,086,422     23,844,551     21,815,501
                                --------------------------------------------------------------------------------------------
  END OF PERIOD...............  $  498,642,156  $  420,542,603  $  120,268,511  $  111,757,936  $  27,159,683  $  23,844,551
                                --------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                   GOVERNMENT INCOME FUND       EMERGING COUNTRIES FUND
                                ----------------------------  ----------------------------
                                   FOR THE                       FOR THE
                                PERIOD ENDED      FOR THE     PERIOD ENDED      FOR THE
                                SEPTEMBER 30,   YEAR ENDED    SEPTEMBER 30,   YEAR ENDED
                                    1996         MARCH 31,        1996         MARCH 31,
                                 (UNAUDITED)       1996        (UNAUDITED)       1996
                                ----------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................   $   135,591    $   291,713   $      35,829  $      26,122
  Net realized gain (loss)
    from security transactions
    and foreign exchange......      (134,140)       363,388          88,893        (61,164)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................        38,130       (175,424)      3,726,624      1,751,439
                                ----------------------------------------------------------
    Net increase (decrease) in
      net assets from
      operations..............        39,581        479,677       3,851,346      1,716,397
                                ----------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...     3,928,620      3,577,045      39,571,901     16,175,253
  Withdrawals by partners.....    (1,946,278)    (4,912,231)     (1,894,608)    (1,272,742)
                                ----------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     1,982,342     (1,335,186)     37,677,293     14,902,511
                                ----------------------------------------------------------
    Total increase (decrease)
      in net assets...........     2,021,923       (855,509)     41,528,639     16,618,908
NET ASSETS
  BEGINNING OF PERIOD.........     4,477,994      5,333,503      19,898,986      3,280,078
                                ----------------------------------------------------------
  END OF PERIOD...............   $ 6,499,917    $ 4,477,994   $  61,427,625  $  19,898,986
                                ----------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                  INTERNATIONAL GROWTH FUND        WORLDWIDE GROWTH FUND
                                -----------------------------  ------------------------------
                                FOR THE PERIOD                 FOR THE PERIOD
                                    ENDED          FOR THE         ENDED          FOR THE
                                SEPTEMBER 30,    YEAR ENDED    SEPTEMBER 30,     YEAR ENDED
                                     1996         MARCH 31,         1996         MARCH 31,
                                 (UNAUDITED)        1996        (UNAUDITED)         1996
                                -------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $      (56,782) $      73,015  $      (56,782) $      299,362
  Net realized gain (loss)
    from security transactions
    and foreign exchange......       7,253,840        259,455       7,253,840       9,015,557
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................        (124,779)     2,584,830        (124,779)      9,091,917
                                -------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      operations..............       7,072,279      2,917,300       7,072,279      18,406,836
                                -------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...       6,500,703      6,044,445       6,500,703      17,650,729
  Withdrawals by partners.....     (13,157,561)    (2,768,514)    (13,157,561)    (33,276,911)
                                -------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............      (6,656,858)     3,275,931      (6,656,858)    (15,626,182)
                                -------------------------------------------------------------
    Total increase (decrease)
      in net assets...........         415,421      6,193,231         415,421       2,780,654
NET ASSETS
  BEGINNING OF PERIOD.........      23,805,628     17,612,397     100,343,026      97,562,372
                                -------------------------------------------------------------
  END OF PERIOD...............  $   45,086,579  $  23,805,628  $  100,758,447  $  100,343,026
                                -------------------------------------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
-------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of fifteen investment vehicles (each a "Fund" and collectively the "Funds") as of September 30, 1996. Up to five Portfolios of Nicholas-Applegate Mutual Funds have invested in the respective Funds of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Mini Cap Growth Fund seeks to maximize long-term capital appreciation through investment primariliy in equity securities of U.S. companies whose earnings and stock prices are expected to grow faster than the average rate of companies in the Standard & Poor's 500 Stock Price Index.

  Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $500 million in market capitalization.

  Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  Balance Growth Fund seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  Government Income Fund seeks to maximize current income through investment primarily in intermediate-term debt securities of the U.S. government and its agencies and instrumentalities.

  Emerging Countries Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of companies in developing countries of the world.

  International Growth Fund seeks to maximize long-term capital appreciation through investment primariily in equity securities of non-U.S. companies.

  Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment primarily in growth stocks of U.S. and foreign companies.

  Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. The prospectus for Nicholas-Applegate

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

Mutual Funds describes each Portfolio's policies with respect to declaration and payment of dividends and distribution of capital gains.

FEDERAL INCOME TAXES
  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and will be amortized over a period of 60 months from the date the Funds commenced operations.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate") The advisory fee is computed daily for the Funds based upon the following percentages of each Fund's average daily net asset

                              FIRST $500    NEXT $500    EXCESS OF
                                MILLION      MILLION    $1 BILLION
                              -----------  -----------  -----------
Mini Cap Growth Fund........       1.25%        1.25%        1.25%
Emerging Growth Fund........       1.00%        1.00%        1.00%
Core Growth Fund............       0.75%       0.675%        0.65%
Income & Growth Fund........       0.75%       0.675%        0.65%
Balanced Growth Fund........       0.75%       0.675%        0.65%
Government Income Fund......       0.40%        0.35%        0.35%
Worldwide Growth Fund.......       1.00%        0.90%        0.85%
International Growth Fund...       1.00%        0.90%        0.85%
Emerging Countries Fund.....       1.25%        1.25%        1.25%

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Fund's, during the periods from inception (respectively) to September 30, 1996 are as follows:

Mini Cap Growth Fund................  $  74,158
Income & Growth Fund................     20,720
Balanced Growth Fund................    283,267
Government Income Fund..............    303,447

  Nicholas-Applegate advanced certain organization costs discussed in Note 1. As of September 30, 1996, the following Funds have amounts due to Nicholas-Applegate for organizational costs advanced:

Government Income Fund...............    $24,688

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the period ended September 30, 1996, were as follows (in 000's):

                                   PURCHASES      SALES
                                  -----------  -----------
Mini Cap Growth Fund............  $    22,920  $    22,287
Emerging Growth Fund............      268,714      344,899
Core Growth Fund................      281,890      248,636
Income & Growth Fund............       87,859       84,911
Balanced Growth Fund............       20,119       18,083
Government Income Fund..........        6,392        4,092
Emerging Countries Fund.........       63,858       26,898
International Growth Fund.......       51,800       31,043
Worldwide Growth Fund...........       76,814       84,240

  At September 30, 1996, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                             GROSS          GROSS            NET
             TAX COST OF  UNREALIZED     UNREALIZED      UNREALIZED
             INVESTMENTS  APPRECIATION  DEPRECIATION    APPRECIATION
             -----------  -----------  ---------------  -------------
Mini Cap
  Growth
  Fund.....   $  24,651    $   6,556      $     716       $   5,840
Emerging
  Growth
  Fund.....     437,864      182,579          9,521         173,058
Core Growth
  Fund.....     392,204      115,777          6,473         109,304
Income &
  Growth
  Fund.....     104,554       16,211            425          15,786
Balanced
  Growth
  Fund.....      23,288        4,216            412           3,804
Government
  Income
  Fund.....       6,395           44             79             (35)
Emerging
  Countries
  Fund.....      57,350        7,307          2,204           5,103
International
  Growth
  Fund.....      41,613        4,656            980           3,676
Worldwide
  Growth
  Fund.....      85,009       16,885          1,873          15,012

D. OFF BALANCE SHEET RISKS

  The Nicholas-Applegate Mutual Funds' investment in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the Master Trust's policy to continuously monitor its exposure to these risks.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

E. SELECTED RATIO DATA

                                        RATIO OF       RATIO OF       RATIO OF NET
                                       EXPENSES TO    EXPENSES TO      INVESTMENT       RATIO OF NET
                                       AVERAGE NET    AVERAGE NET        INCOME          INVESTMENT
                                         ASSETS,        ASSETS,       (DEFICIT) TO    INCOME (DEFICIT)
                                          AFTER         BEFORE        AVERAGE NET      TO AVERAGE NET
                                         EXPENSE        EXPENSE      ASSETS, AFTER     ASSETS, BEFORE
                                       REIMBURSEMENTS REIMBURSEMENTS    EXPENSE           EXPENSE            PORTFOLIO
                                       (RECOUPMENT)  (RECOUPMENT)    REIMBURSEMENTS    REIMBURSEMENTS      TURNOVER RATE
                                       -----------------------------------------------------------------------------------
MINI CAP GROWTH(1)
  For the period ended 09/30/96*+....        1.51%           1.74%        (1.13%)            (1.36%)            79.75%
  For the period ended 03/31/96*.....        1.50%           2.02%        (0.93%)            (1.44%)           106.99%
EMERGING GROWTH(2)
  For the period ended 09/30/96*+....        1.10%           1.10%        (0.66%)            (0.66%)            46.42%
  For the year ended 03/31/96........        1.11%           1.11%        (0.57%)            (0.57%)           129.59%
  For the year ended 03/31/95........        1.12%           1.11%        (0.53%)            (0.52%)           100.46%
  For the period ended 03/31/94*.....        1.12%           1.16%        (0.80%)            (0.84%)            50.51%
CORE GROWTH(3)
  For the period ended 09/30/96*+....        0.87%           0.87%        (0.32%)            (0.32%)            57.67%
  For the year ended 03/31/96........        0.89%           0.89%        (0.22%)            (0.22%)           114.48%
  For the year ended 03/31/95........        0.89%           0.89%         0.05%              0.05%             98.09%
  For the period ended 03/31/94*.....        0.92%           0.92%        (0.03%)            (0.03%)            84.84%
INCOME & GROWTH(4)
  For the period ended 09/30/96*+....        0.95%           0.92%         3.45%              3.48%             77.49%
  For the year ended 03/31/96........        0.95%           0.94%         3.94%              3.94%            144.97%
  For the year ended 03/31/95........        0.93%           0.95%         4.37%              4.35%            125.51%
  For the period ended 03/31/94*.....        0.94%           0.97%         3.51%              3.48%            177.52%
BALANCED GROWTH(3)
  For the period ended 09/30/96*+....        0.95%           1.25%         2.59%              2.29%             73.43%
  For the year ended 03/31/96........        0.95%           1.37%         2.83%              2.37%            197.19%
  For the year ended 03/31/95........        0.95%           1.33%         2.13%              1.75%            110.40%
  For the period ended 03/31/94*.....        0.94%           1.37%         1.93%              1.50%             85.43%
GOVERNMENT INCOME FUND(3)
  For the period ended 09/30/96*+....        0.60%           2.59%         5.66%              3.66%             86.79%
  For the year ended 03/31/96........        0.60%           2.72%         6.12%              4.00%            190.47%
  For the year ended 03/31/95........        0.80%           2.21%         5.32%              3.91%            258.72%
  For the period ended 03/31/94......        0.80%           2.80%         3.43%              1.43%            159.17%
EMERGING COUNTRIES FUND(4)
  For the period ended 09/30/96*+....        1.60%           1.60%         0.16%              0.17%             60.16%
  For the year ended 03/31/96........        1.60%           2.80%         0.30%             (0.90%)           118.21%
  For the period ended 03/31/95*.....        1.60%           1.81%         1.73%              1.52%             60.79%
INTERNATIONAL GROWTH FUND(5)
  For the period ended 09/30/96*+....        1.35%           1.37%         0.05%              0.03%             82.38%
  For the year ended 03/31/96........        1.35%           1.98%         0.39%             (0.24%)           141.02%
  For the year ended 03/31/95........        1.35%           1.85%         0.24%             (0.26%)            74.88%
  For the period ended 03/31/94*.....        1.35%           2.28%         0.41%             (0.52%)            23.71%
WORLDWIDE GROWTH FUND(3)
  For the period ended 09/30/96*+....        1.20%           1.27%        (0.11%)            (0.19%)            78.42%
  For the year ended 03/31/96........        1.20%           1.26%         0.31%              0.25%            132.20%
  For the year ended 03/31/95........        1.20%           1.30%         0.24%              0.14%             98.54%
  For the period ended 03/31/94*.....        1.20%           1.36%         0.01%             (0.15%)            95.09%


                                          BROKER
                                        COMMISSIONS
                                         PER SHARE

MINI CAP GROWTH(1)
  For the period ended 09/30/96*+....      $0.0499
  For the period ended 03/31/96*.....      $0.0529
EMERGING GROWTH(2)
  For the period ended 09/30/96*+....      $0.0551
  For the year ended 03/31/96........      $0.0523
  For the year ended 03/31/95........           --
  For the period ended 03/31/94*.....           --
CORE GROWTH(3)
  For the period ended 09/30/96*+....      $0.0567
  For the year ended 03/31/96........      $0.0593
  For the year ended 03/31/95........           --
  For the period ended 03/31/94*.....           --
INCOME & GROWTH(4)
  For the period ended 09/30/96*+....      $0.0569
  For the year ended 03/31/96........      $0.0597
  For the year ended 03/31/95........           --
  For the period ended 03/31/94*.....           --
BALANCED GROWTH(3)
  For the period ended 09/30/96*+....      $0.0593
  For the year ended 03/31/96........      $0.0594
  For the year ended 03/31/95........           --
  For the period ended 03/31/94*.....           --
GOVERNMENT INCOME FUND(3)
  For the period ended 09/30/96*+....           --
  For the year ended 03/31/96........           --
  For the year ended 03/31/95........           --
  For the period ended 03/31/94......           --
EMERGING COUNTRIES FUND(4)
  For the period ended 09/30/96*+....      $0.0015
  For the year ended 03/31/96........      $0.0022
  For the period ended 03/31/95*.....           --
INTERNATIONAL GROWTH FUND(5)
  For the period ended 09/30/96*+....      $0.0208
  For the year ended 03/31/96........      $0.0128
  For the year ended 03/31/95........           --
  For the period ended 03/31/94*.....           --
WORLDWIDE GROWTH FUND(3)
  For the period ended 09/30/96*+....      $0.0173
  For the year ended 03/31/96........      $0.0187
  For the year ended 03/31/95........           --
  For the period ended 03/31/94*.....           --

-----------------
(1)Commenced operations on July 12, 1995.

(2)Commenced operations on October 1, 1993.

(3)Commenced operations on April 19, 1993.

(4)Commenced operations on November 28, 1994.

(5)Commenced operations on January 3, 1994.

 *Annualized

 +Unaudited

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
FULLY DISCRETIONARY FIXED INCOME FUND

                                                 PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 19.8%
---------------------------------------------------------

U.S. TREASURY BONDS -- 7.3%
  8.50%, 02/15/20............................     $ 120,000     $    139,406
  6.25%, 08/15/23............................        50,000           45,180
  7.63%, 02/15/25............................        85,000           91,269
  6.88%, 08/15/25............................        50,000           49,258
                                                                ------------
                                                                     325,113
                                                                ------------
U.S. TREASURY NOTES -- 7.5%
  7.38%, 11/15/97............................       105,000          106,657
  5.88%, 08/15/98............................       235,000          234,008
                                                                ------------
                                                                     340,665
                                                                ------------
U.S. TREASURY STRIPS -- 5.0%
  0.00%, 08/15/04............................       385,000          228,555
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $897,547)..........................................          894,333
                                                                ------------
----------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 55.4%
----------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 20.2%
  POOL 50700
    11.50%, 02/15/12.........................         9,262           10,533
  POOL 64054
    11.50%, 02/15/13.........................         8,225            9,328
  POOL 57459
    12.00%, 02/15/13.........................         2,324            2,698
  POOL 125096
    12.00%, 03/15/15.........................         2,312            2,691
  POOL 141741
    11.00%, 11/15/15.........................        14,617           16,434
  POOL 321741
    7.50%, 01/15/23..........................       371,539          368,752
  POOL 336173
    7.50%, 04/15/23..........................       364,534          362,030
  POOL 352025
    7.50%, 11/15/23..........................       145,285          144,195
                                                                ------------
                                                                     916,661
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 19.3%
  POOL 303481
    10.00%, 10/01/05.........................       162,942          173,381
  POOL 303758
    9.50%, 07/01/06..........................       163,503          172,240
  1993 87 HA
    6.00%, 10/25/21..........................       125,000          117,070
  1993 160PK
    6.50%, 11/25/22..........................       160,000          150,349
  1993 138K
    6.75%, 11/25/22..........................        80,000           76,374
  1993 183K
    6.50%, 07/25/23..........................       200,000          183,000
                                                                ------------
                                                                     872,414
                                                                ------------

                                                 PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION -- 15.9%
  POOL 380032
    10.00%, 10/01/03.........................     $ 126,675     $    134,196
  POOL 200112
    9.50%, 11/01/05..........................       114,399          120,083
  POOL 1702 A
    6.50%, 04/15/22..........................        90,000           85,444
  POOL 1669 G
    6.50%, 02/15/23..........................       190,000          182,043
  POOL 1836 H
    6.50%, 09/15/24..........................        95,000           89,597
  POOL 1906 D
    7.50%, 05/15/26..........................       115,000          110,472
                                                                ------------
                                                                     721,835
                                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $2,545,263)........................................
                                                                   2,510,910
                                                                ------------
----------------------------------------------------------------------------
CORPORATE BONDS -- 4.5%
----------------------------------------------------------------------------
  AT&T UNIVERSAL CARD MASTER TRUST
    5.95%, 10/17/02..........................        70,000           68,163
  AMRO BANK, N.Y.
    7.00%, 04/01/08..........................        45,000           43,639
  BELL SOUTH TELECOM.........................
    7.00%, 12/01/45..........................       100,000           92,976
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $217,077)..........................................
                                                                     204,778
                                                                ------------
----------------------------------------------------------------------------
FOREIGN BONDS -- 17.4%
----------------------------------------------------------------------------
  DENMARK BULLET
    9.00%, 11/15/00........................DK     1,000,000          192,514
  FEDERAL NATIONAL MORTGAGE ASSOCATION GLOBAL
    5.00%, 02/16/01........................DM       600,000          392,429
  GERMANY UNITY FUND
    8.50%, 02/20/01........................DM       275,000          204,917
                                                                ------------
TOTAL FOREIGN BONDS
  (Cost $786,484)..........................................
                                                                     789,860
                                                                ------------
----------------------------------------------------------------------------
DISCOUNT NOTES -- 6.1%
----------------------------------------------------------------------------
  FEDERAL HOME LOAN BANK
    5.18%, 10/02/96
    (Cost $274,960)..........................       275,000          274,960
                                                                ------------
TOTAL INVESTMENTS -- 103.2%
  (Cost $4,721,331)........................................
                                                                $  4,674,841
LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.2%)............
                                                                    (144,301)
                                                                ------------
NET ASSETS -- 100.0%.......................................
                                                                $  4,530,540
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED INCOME FUND

                                                  PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 6.0%
---------------------------------------------------------

U.S. TREASURY NOTES
  4.75%, 10/31/98............................     $100,000      $     97,328
  5.50%, 11/15/98............................      200,000           197,406
                                                                ------------
TOTAL U. S. TREASURY OBLIGATIONS
  (Cost $294,399)..........................................          294,734
                                                                ------------
----------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 39.2%
----------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 28.2%
  POOL 380032
    10.00%, 10/01/03.........................        7,420             7,860
  POOL 380062
    9.50%, 11/01/04..........................      267,519           281,397
  POOL 1472E
    6.25%, 02/15/05..........................      200,000           198,936
  POOL 380078
    9.00%, 04/01/05..........................      149,158           154,751
  POOL 200112
    9.50%, 11/01/05..........................      163,991           172,139
  POOL G10453
    9.00%, 06/01/07..........................       84,079            87,284
  POOL 1552 EA
    5.85%, 01/15/17..........................      185,000           180,375
  POOL 1836D
    6.25%, 04/15/26..........................      300,000           294,188
                                                                ------------
TOTAL FHLMCS.................................                      1,376,930
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.9%
  POOL 50155
    10.00%, 12/01/03.........................        7,585             8,088
  POOL 1991-95Z
    8.50%, 11/25/05..........................      221,495           223,953
  POOL 2454
    14.75%, 10/01/12.........................        7,037             8,453
                                                                ------------
TOTAL FNMAS..................................                        240,494
                                                                ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 6.1%
  POOL 780328
    10.00%, 10/15/06.........................      163,042           172,621
  POOL 64054
    11.50%, 02/15/13.........................        8,225             9,328
  POOL 59779
    11.50%, 03/15/13.........................        3,357             3,818
  POOL 65569
    12.00%, 09/15/13.........................          700               734
  POOL 67134
    12.00%, 09/15/13.........................        1,804             2,095
  POOL 780179
    12.00%, 10/15/15.........................       74,570            86,968
  POOL 141741
    11.00%, 11/15/15.........................       10,277            11,555
  POOL 200947
    9.50%, 12/15/17..........................        8,398             9,059
                                                                ------------
TOTAL GNMAS..................................                        296,178
                                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $1,911,791)........................................        1,913,602
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------

CMOs AND ASSET-BACKED SECURITIES -- 47.4%
----------------------------------------------------------------------------
AUTOS -- 19.2%
  DAIMLER-BENZ AUTO GRANTOR TRUST 1993-A
    3.90%, 10/15/98..........................     $  1,889      $      1,872
  CARCO AUTO LOAN MASTER TRUST 1994-2
    7.88%, 07/15/99..........................      200,000           202,936
  NATIONS BANK AUTO TRUST 1996-A2
    6.13%, 07/15/99..........................      200,000           200,124
  PREMIER AUTO TRUST 1994-4
    6.20%, 10/02/97..........................       29,536            29,555
  PREMIER AUTO TRUST 1995-2A5
    7.15%, 02/04/99..........................      250,000           252,699
  PREMIER AUTO TRUST 1995-3A4
    6.10%, 07/06/99..........................      250,000           250,077
                                                                ------------
TOTAL AUTOS..................................                        937,263
                                                                ------------
BANKS -- 8.8%
  SIGNET CREDIT CARD MASTER TRUST
    5.20%, 02/15/02..........................      235,000           229,931
  STANDARD CREDIT CARD MASTER TRUST 1995-10A
    5.90%, 02/07/01..........................      200,000           197,562
                                                                ------------
TOTAL BANKS..................................                        427,493
                                                                ------------
FINANCE -- 15.3%
  AMERICAN EXPRESS 1992-1
    6.05%, 07/15/97..........................      200,000           200,000
  AT&T UNIVERSAL CARD MASTER TRUST
    5.95%, 10/17/02..........................      225,000           219,094
  BANC ONE CREDIT CARD 94-B
    7.55%, 12/15/99..........................      175,000           177,597
  FIRST DEPOSIT MASTER TRUST 1995-2
    6.05%, 08/15/02..........................      150,000           149,625
                                                                ------------
TOTAL FINANCE................................                        746,316
                                                                ------------
RETAIL -- 4.1%
  SEARS CREDIT ACCOUNT MATER TRUST 1994-2
    7.25%, 07/16/01..........................      200,000           202,062
                                                                ------------
TOTAL CMO'S AND ASSET-BACKED SECURITIES
  (Cost $2,331,422)........................................        2,313,134
                                                                ------------
----------------------------------------------------------------------------
DISCOUNT NOTES -- 6.3%
----------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK
    5.18%, 10/01/96..........................     $ 15,000      $     15,000
    5.18%, 10/01/96..........................      290,000           290,000
                                                                ------------
TOTAL DISCOUNT NOTES
  (Cost $305,000)..........................................          305,000
                                                                ------------
TOTAL INVESTMENTS -- 98.9%
  (Cost $4,842,612)........................................     $  4,826,470
OTHER ASSETS LESS LIABILITIES -- 1.1%......................           52,232
                                                                ------------
NET ASSETS -- 100.0%.......................................     $  4,878,702
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
STRATEGIC INCOME FUND

                                                   NUMBER
                                                  OF SHARES  VALUE

---------------------------------------------------------
COMMON STOCKS -- 10.2%
---------------------------------------------------------

INVESTMENT COMPANY -- 2.6%
  Merrill Lynch "IGL", (Strypes)......................   2,500   $   100,937
                                                                 -----------
MEDICAL SUPPLIES -- 3.3%
  United States Surgical Corp.........................   3,000       127,500
                                                                 -----------
SOAPS/COSMETICS -- 2.2%
  AJL Peps Trust......................................   4,300        84,925
                                                                 -----------
TELEPHONE -- 2.1%
  Nortel Inversora SA.................................   2,000        80,750
                                                                 -----------
TOTAL COMMON STOCKS
  (Cost $370,127)..............................................      394,112
                                                                 -----------
---------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 6.3%
----------------------------------------------
FINANCE COMPANY -- 3.0%
  Ahmanson H.F. and Company...........................   1,900       116,850
                                                                 -----------
GAS UTILITIES -- 1.0%
  MCN Corp............................................   1,300        36,319
                                                                 -----------
MULTI-LINE INSURERS -- 2.3%
  American Bankers Insurance Group....................   1,500        88,781
                                                                 -----------
TOTAL PREFERRED STOCKS
  (Cost $225,504)..............................................      241,950
                                                                 -----------

                                                        PRINCIPAL
                                                         AMOUNT        VALUE
---------------------------------------------------------

CONVERTIBLE CORPORATE BONDS -- 48.0%
----------------------------------------------
BROADCASTING -- 2.7%
  Sinclair Broadcasting Group, Inc.
    10.000%, 09/30/05.................................  $100,000    $   101,500
                                                                    -----------
COMPUTERS/OFFICE AUTOMATION -- 2.6%
  Data General Corp.
    7.750%, 06/01/01..................................   100,000         99,625
                                                                    -----------
CONTRACT DRILLING -- 2.7%
  Cliffs Drilling
    10.250%, 05/15/03.................................   100,000        104,250
                                                                    -----------
COSMETICS - SOAPS -- 2.0%
  Revlon Consumer Products Corp.
    10.500%, 02/15/03.................................    75,000         78,375
                                                                    -----------
ENVIRONMENTAL SERVICES -- 2.7%
  Molten Metals Technology, Inc.
    5.500%, 05/01/06..................................   100,000        101,000
                                                                    -----------
FINANCIAL SERVICES -- 2.7%
  Ocwen Financial Corp.
    11.875%, 01/01/03.................................   100,000        105,000
                                                                    -----------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 2.5%
  Empresas CA, Sociedad
    5.000%, 03/15/04..................................   135,000         94,669
                                                                    -----------

                                                  PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------

LEISURE/GAMING -- 6.3%
  Bally's Grand, Inc.
    10.375%, 12/15/03.................................  $ 75,000    $    82,500
  Casino Magic Louisiana
    13.000%, 08/15/03.................................    75,000         76,594
  Majestic Star Casino
    12.750%, 05/15/03.................................    75,000         82,500
                                                                    -----------
                                                                        241,594
                                                                    -----------
LIFE INSURER -- 1.3%
  Penncorp Financial Group
    09.250%, 12/15/03.................................    50,000         50,938
                                                                    -----------
OIL/GAS PRODUCTION -- 3.6%
  KCS Energy, Inc.
    11.000%, 01/15/03.................................   125,000        136,250
                                                                    -----------
OTHER COMMUNICATIONS/INDUSTRIAL SERVICES -- 1.3%
  Iron Mountain, Inc.
    10.125%, 10/01/06.................................    50,000         51,250
                                                                    -----------
OTHER PRODUCERS/MANUFACTURING -- 3.8%
  Gencorp Inc.
    08.000%, 08/01/02.................................    70,000         73,588
  Poindexter J B, Inc.
    12.500%, 05/15/04.................................    75,000         72,187
                                                                    -----------
                                                                        145,775
                                                                    -----------
RESTAURANTS -- 2.0%
  Foodmaker, Inc.
    09.250%, 03/01/99.................................    75,000         75,375
                                                                    -----------
SPECIALITY CHAINS -- 2.0%
  Compusa, Inc.
    09.500%, 06/15/00.................................    75,000         77,250
                                                                    -----------
TELEPHONE -- 7.7%
  PriCellular Wire
    00.000% to 11/15/97
    14.000%, 11/15/01.................................   100,000         90,000
  Sygnet Wireless, Inc.
    11.500%, 10/01/06.................................   100,000        103,250
  Teleport Communications Group Inc.
    09.875%, 07/01/06.................................   100,000        103,250
                                                                    -----------
                                                                        296,500
                                                                    -----------
TELECOMMUNICATIONS EQUIPMENT -- 2.1%
  Net Sat Services (B2,B)
    12.750%, 08/05/04.................................    75,000         80,062
                                                                    -----------
TOTAL CORPORATE BONDS
  (Cost $1,775,928)..............................................     1,839,413
                                                                    -----------
---------------------------------------------------------
AGENCY OBLIGATIONS -- 27.8%
----------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 10.8%
  Pool 2468
    10.50%, 12/01/00..................................   120,169        127,491
  Pool 50319
    09.50%, 06/01/05..................................    68,926         72,674

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------
AGENCY OBLIGATIONS (Continued)
---------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  1991 95Z
    08.50%, 11/25/05..................................  $ 53,238    $    53,829
  1993 202H
    06.00%, 02/25/22..................................    25,000         23,195
  1993 183k
    06.50%, 07/25/23..................................    75,000         68,625
  1993 160PK
    06.50%, 11/25/22..................................    75,000         70,476
                                                                    -----------
                                                                        416,290
                                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 7.5%
  Pool 380003
    09.50%, 06/01/02..................................    36,997         38,373
  Pool 380062
    09.50%, 11/01/04..................................    80,726         84,913
  Pool 1356J
    05.50%, 10/15/20..................................    35,000         30,953
  Pool 1610PM
    06.25%, 04/15/22..................................    30,000         28,359
  Pool 1722PH
    06.50%, 08/15/22..................................   110,000        105,325
                                                                    -----------
                                                                        287,923
                                                                    -----------

                                                  PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 9.5%
  Pool 357262
    07.50%, 09/15/23..................................  $139,084    $   138,041
  Pool 370281
    07.50%, 11/15/23..................................   227,043        225,340
                                                                    -----------
                                                                        363,381
                                                                    -----------
TOTAL AGENCY OBLIGATIONS
  (Cost $1,063,328)..............................................     1,067,594
                                                                    -----------
---------------------------------------------------------

COMMERCIAL PAPER -- 7.4%
----------------------------------------------
  Associates Corp of North America
    5.80%, 10/01/96
    (Cost $282,000)...................................   141,000        141,000
  Merrill Lynch, Pierce, Fenner, and Smith
    5.85%, 10/01/96...................................   141,000        141,000
                                                                    -----------
TOTAL COMMERCIAL PAPER
  (Cost $282,000)................................................       282,000
                                                                    -----------
TOTAL INVESTMENTS -- 99.7%
  (Cost $3,716,887)..............................................   $ 3,825,069
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%....................        10,064
                                                                    -----------
NET ASSETS -- 100.0%.............................................   $ 3,835,133
                                                                    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                   NUMBER
                                                  OF SHARES  VALUE

---------------------------------------------------------
COMMON STOCK -- 0.2%
---------------------------------------------------------

FINANCE COMPANY
  Ocwen Financial*
    (Cost $7,500).........................     500   $     10,188
                                                     ------------

                                            PRINCIPAL
                                            AMOUNT      VALUE
-----------------------------------------------------------------
CORPORATE BONDS -- 92.0%
-----------------------------------------------------------------
BROADCASTING -- 9.2%
  Sinclair Broadcasting Group, Incorp.
    10.000%, 09/30/96.....................  $200,000      203,000
  Telemundo Group, Incorp.
    07.000%, 02/15/96.....................  200,000       191,500
                                                     ------------
                                                          394,500
                                                     ------------
BUSINESS SERVICES -- 2.4%
  Iron Mountain, Incorp.
    10.125%, 10/01/06.....................  100,000       102,500
                                                     ------------
COSMETICS - SOAPS -- 5.5%
  Revlon Consumer Products Corp.
    10.500%, 02/15/03.....................  225,000       235,125
                                                     ------------
FINANCE COMPANY -- 5.5%
  Ocwen Financial
    11.875%, 10/01/03.....................  225,000       236,250
                                                     ------------
LESIURE/GAMING -- 15.8%
  Bally's Grand, Incorp.
    10.375%, 12/15/03.....................  225,000       247,500
  Casino Magic
    13.000%, 08/15/03.....................  225,000       229,781
  Majestic Star Casino
    12.750%, 05/15/03.....................  175,000       192,500
                                                     ------------
                                                          669,781
                                                     ------------
LIFE INSURER -- 2.4%
  Penncorp Financial Group
    09.250%, 12/15/03.....................  100,000       101,875
                                                     ------------
OIL/GAS PRODUCTION -- 5.7%
  KCS Energy, Incorp.
    11.000%, 01/15/03.....................  225,000       245,250
                                                     ------------
OILFIELD SERVICES/EQUIPMENT -- 7.3%
  Cliffs Drilling Co.
    10.250%, 05/15/03.....................  300,000       312,750
                                                     ------------

                                                  PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------

OTHER PRODUCERS/MANUFACTURING -- 4.5%
  Poindexter J B, Incorp.
    12.500%, 05/15/04.....................  $200,000 $    192,500
                                                     ------------
RESTAURANTS -- 4.1%
  Foodmaker, Incorp.
    09.250%, 03/01/99.....................  175,000       175,875
                                                     ------------
SPECIALTY CHAINS -- 3.6%
  Compusa, Incorp.
    9.500%, 06/15/00......................  150,000       154,500
                                                     ------------
TELEPHONE -- 21.0%
  Intermedia Communications
    0.000% to 5/01/97; 14.000%,
    11/15/01..............................  150,000        94,125
  Pricellular Wire*
    0.000% to 11/15/97; 14.000%,
    11/15/01..............................  200,000       180,000
  Sygnet Wireless,
    11.500%, 10/01/06.....................  250,000       258,125
  Teleport Communications
    09.875%, 07/01/06.....................  300,000       309,750
  Winstar Communications
    14.000%, 10/15/05.....................  100,000        57,000
                                                     ------------
                                                          899,000
                                                     ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.0%
  Net Sat Services
    12.750%, 08/05/04.....................  200,000       213,500
                                                     ------------
TOTAL CORPORATE BONDS
  (Cost $3,833,187)................................  $  3,933,406
                                                     ------------
-----------------------------------------------------------------
ZERO COUPON BONDS -- 5.2%
-----------------------------------------------------------------
SOAP/COSMETICS
  Revlon Worldwide Co.*
    (Cost $213,815).......................  $250,000      220,312
                                                     ------------
-----------------------------------------------------------------
COMMERCIAL PAPER -- 3.4%
-----------------------------------------------------------------
  Merrill Lynch Pierce Fenner & Smith
    5.850%, 10/01/96 (Cost$145,000).......  145,000       145,000
                                                     ------------
TOTAL INVESTMENTS -- 100.8%
  (Cost$4,199,502).................................  $  4,308,906
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.8%)....       (34,686)
                                                     ------------
NET ASSETS -- 100.0%...............................  $  4,274,220
                                                     ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

SEPTEMBER 30, 1996 (UNAUDITED)

                                  MINI CAP      EMERGING         CORE         INCOME &       BALANCED
                                   GROWTH        GROWTH         GROWTH         GROWTH         GROWTH
                                    FUND          FUND           FUND           FUND           FUND
                                -----------------------------------------------------------------------
ASSETS
  Investments, at value*......  $ 30,490,477  $ 610,921,587  $ 501,507,845  $ 120,339,331  $ 27,092,084
  Foreign currencies, at
    value**...................            --             --             --             --            --
  Cash........................           476             --          4,046            900           651
  Receivable for investment
    securities sold...........       461,275      4,455,633      4,402,001      1,701,034     1,110,525
  Receivable for interests
    sold......................        21,000      1,367,624        566,885        323,581        26,500
  Dividends receivable........         5,285         79,563         56,430        215,769         3,759
  Interest receivable.........            --            262             --        621,033       204,673
  Due from adviser............            --             --             --             --            --
  Deferred organization
    costs.....................            --         18,693         24,091         11,947         8,522
  Other assets................            91          3,879         25,137            532            61
                                -----------------------------------------------------------------------
      Total assets............    30,978,604    616,847,241    506,586,435    123,214,127    28,446,775
                                -----------------------------------------------------------------------
LIABILITIES
  Payable for investment
    securities purchased......       857,304             --             --             --            --
  Payable for interests
    repurchased...............            --      7,426,621      7,012,750      2,792,669     1,126,250
  Due to adviser..............            --        743,930        534,968         48,882       139,356
  Accrued expenses............        38,339        572,559        396,561        104,065        21,486
  Cash overdraft..............            --        161,620             --             --            --
                                -----------------------------------------------------------------------
      Total liabilities.......       895,643      8,904,730      7,944,279      2,945,616     1,287,092
                                -----------------------------------------------------------------------
NET ASSETS....................  $ 30,082,961  $ 607,942,511  $ 498,642,156  $ 120,268,511  $ 27,159,683
                                -----------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $ 23,368,865  $ 355,184,425  $ 343,504,966  $  81,533,055  $ 19,872,942
  Accumulated net investment
    income (deficit)..........      (236,541)    (8,203,977)    (1,423,696)    13,587,460     1,740,133
  Accumulated net realized
    gain (loss)...............     1,110,856     87,904,363     47,256,935      9,362,281     1,742,511
  Accumulated net realized
    foreign exchange gain
    (loss)....................            --             --             --             --            --
  Net unrealized foreign
    exchange gain (loss)......            --             --             --             --            --
  Net unrealized appreciation
    (depreciation) on
    investments...............     5,839,781    173,057,700    109,303,951     15,785,715     3,804,097
                                -----------------------------------------------------------------------
      Net assets..............  $ 30,082,961  $ 607,942,511  $ 498,642,156  $ 120,268,511  $ 27,159,683
                                -----------------------------------------------------------------------
 *Investments, at cost          $ 24,650,696  $ 437,863,887  $ 392,203,894  $ 104,553,616  $ 23,287,987
                                -----------------------------------------------------------------------
**Foreign currencies, at cost             --             --             --             --            --
                                -----------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                           FULLY         SHORT-
                                               EMERGING    INTERNATIONAL   WORLDWIDE    DISCRETIONARY INTERMEDIATE   STRATEGIC
                                   VALUE      COUNTRIES       GROWTH        GROWTH      FIXED INCOME  FIXED INCOME    INCOME
                                   FUND          FUND          FUND          FUND           FUND          FUND         FUND
                                -----------------------------------------------------------------------------------------------
ASSETS
  Investments, at value*......  $ 2,362,775  $ 62,453,184  $ 45,289,261  $ 100,021,160   $4,674,841    $4,826,470   $ 3,825,069
  Foreign currencies, at
    value**...................           --       346,142     1,429,378      2,666,936           --            --            --
  Cash........................        2,558           666            --            530        3,119         1,577           253
  Receivable for investment
    securities sold...........           --       935,576        41,818      1,969,837      275,298            --            --
  Receivable for interests
    sold......................           --       507,199     1,431,833        122,036       12,860            --        10,534
  Dividends receivable........        6,292        46,169       110,535        201,917           --            --        12,552
  Interest receivable.........           --            --            --             --       65,185        35,896        40,434
  Due from adviser............        1,351            --            --             --        6,965         7,861            --
  Deferred organization
    costs.....................           --            --           679          9,703        1,709         1,709            --
  Other assets................           --         2,800         1,032            351        5,334        18,535            --
                                -----------------------------------------------------------------------------------------------
      Total assets............    2,372,976    64,291,736    48,304,536    104,992,470    5,045,311     4,892,048     3,888,842
                                -----------------------------------------------------------------------------------------------
LIABILITIES
  Payable for investment
    securities purchased......           --     2,764,775     3,039,586      3,978,944      499,319            --        50,000
  Payable for interests
    repurchased...............           --         9,137            --        135,963           --            --            --
  Due to adviser..............           --            --            --             --           --            --            --
  Accrued expenses............        4,639        90,199        37,547        119,116       15,452        13,346         3,709
  Cash overdraft..............           --            --       140,824             --           --            --            --
                                -----------------------------------------------------------------------------------------------
      Total liabilities.......        4,639     2,864,111     3,217,957      4,234,023      514,771        13,346        53,709
                                -----------------------------------------------------------------------------------------------
NET ASSETS....................  $ 2,368,337  $ 61,427,625  $ 45,086,579  $ 100,758,447   $4,530,540    $4,878,702   $ 3,835,133
                                -----------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $ 2,133,216  $ 56,430,674  $ 40,848,416  $  69,608,120   $4,517,079    $4,665,418   $ 3,627,021
  Accumulated net investment
    income (deficit)..........       19,886        84,234       119,725        488,560      198,617       261,241        46,628
  Accumulated net realized
    gain (loss)...............       95,192      (134,561)      349,175     14,898,238     (151,156)      (31,815)       53,302
  Accumulated net realized
    foreign exchange gain
    (loss)....................           --       (57,873)       95,152        757,906         (146)           --            --
  Net unrealized foreign
    exchange gain (loss)......           --         1,842        (2,254)        (6,857)      12,636            --            --
  Net unrealized appreciation
    (depreciation) on
    investments...............      120,043     5,103,309     3,676,365     15,012,480      (46,490)      (16,142)      108,182
                                -----------------------------------------------------------------------------------------------
      Net assets..............  $ 2,368,337  $ 61,427,625  $ 45,086,579  $ 100,758,447   $4,530,540    $4,878,702   $ 3,835,133
                                -----------------------------------------------------------------------------------------------
 *Investments, at cost          $ 2,242,732  $ 57,349,875  $ 41,612,896  $  85,008,680   $4,721,331    $4,842,612   $ 3,716,887
                                -----------------------------------------------------------------------------------------------
**Foreign currencies, at cost            --  $    345,999  $  1,439,151  $   2,691,094           --            --            --
                                -----------------------------------------------------------------------------------------------


                                HIGH YIELD
                                   BOND
                                   FUND

ASSETS
  Investments, at value*......  $ 4,308,906
  Foreign currencies, at
    value**...................           --
  Cash........................          515
  Receivable for investment
    securities sold...........           --
  Receivable for interests
    sold......................           --
  Dividends receivable........           --
  Interest receivable.........       68,423
  Due from adviser............           --
  Deferred organization
    costs.....................           --
  Other assets................           --

      Total assets............    4,377,844

LIABILITIES
  Payable for investment
    securities purchased......      100,000
  Payable for interests
    repurchased...............           --
  Due to adviser..............           --
  Accrued expenses............        3,624
  Cash overdraft..............           --

      Total liabilities.......      103,624

NET ASSETS....................  $ 4,274,220

COMPOSITION OF NET ASSETS
  Paid-in capital.............  $ 4,029,069
  Accumulated net investment
    income (deficit)..........       59,425
  Accumulated net realized
    gain (loss)...............       76,322
  Accumulated net realized
    foreign exchange gain
    (loss)....................           --
  Net unrealized foreign
    exchange gain (loss)......           --
  Net unrealized appreciation
    (depreciation) on
    investments...............      109,404

      Net assets..............  $ 4,274,220

 *Investments, at cost          $ 4,199,502

**Foreign currencies, at cost            --


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

FOR THE PERIOD ENDED SEPTEMBER 30, 1996 (UNAUDITED)

                                 MINI CAP      EMERGING        CORE       INCOME &     BALANCED
                                  GROWTH        GROWTH        GROWTH       GROWTH       GROWTH
                                   FUND          FUND          FUND         FUND         FUND
                                -----------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...................  $    21,214  $    465,839  $    535,873  $   749,168  $    30,032
  Interest....................       34,108       847,900       719,415    1,736,898      422,677
                                -----------------------------------------------------------------
    Total income..............       55,322     1,313,739     1,255,288    2,486,066      452,709
                                -----------------------------------------------------------------
EXPENSES:
  Advisory fee................      180,936     3,017,321     1,712,555      423,507       96,012
  Accounting fee..............       35,625        92,788        80,662       39,399       37,500
  Administration fee..........        4,452        17,500        70,223       17,372        3,937
  Audit & tax fees............        3,639        75,900        57,549       14,237        3,228
  Custodian fee...............       21,462        67,232        38,123       11,582       11,681
  Insurance...................          175         7,775         2,861          668           91
  Legal fee...................          163         3,402         2,579          638          145
  Miscellaneous...............        1,235        25,752        19,904        4,830        1,095
  Organization costs..........           --         4,269         7,792        3,865        2,758
  Trustees' fee...............        4,319         3,564         3,564        3,564        3,564
                                -----------------------------------------------------------------
    Total expense.............      252,006     3,315,503     1,995,812      519,662      160,011
  Less: Reimbursement to
    (from) adviser............      (33,435)           --            --       16,780      (38,396)
                                -----------------------------------------------------------------
      Net expenses............      218,571     3,315,503     1,995,812      536,442      121,615
                                -----------------------------------------------------------------
        Net investment income
          (deficit)...........     (163,249)   (2,001,764)     (740,524)   1,949,624      331,094
                                -----------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............    1,166,750    63,561,561    28,329,596    6,413,257    1,032,726
  Net realized foreign
    exchange gain (loss)......           --            --            --           --           --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currencies................    2,679,530    12,427,523    20,550,277    1,520,523    1,059,501
                                -----------------------------------------------------------------
      Net gain (loss) on
        investments...........    3,846,280    75,989,084    48,879,873    7,933,780    2,092,227
                                -----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...................  $ 3,683,031  $ 73,987,320  $ 48,139,349  $ 9,883,404  $ 2,423,321
                                -----------------------------------------------------------------

-------------
 +Commenced operations on April 30, 1996.
++Commenced operations on July 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                     FULLY         SHORT-
                                            EMERGING    INTERNATIONAL  WORLDWIDE  DISCRETIONARY INTERMEDIATE  STRATEGIC  HIGH YIELD
                                  VALUE     COUNTRIES     GROWTH       GROWTH     FIXED INCOME  FIXED INCOME   INCOME       BOND
                                  FUND+       FUND         FUND         FUND          FUND          FUND       FUND++      FUND++
                                ----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...................  $  26,384  $   323,642   $ 244,293   $   507,538   $  151,459    $  154,377   $  45,089   $  64,091
  Interest....................      2,258       59,829      30,185        42,376           --            --       5,922          --
                                ----------------------------------------------------------------------------------------------------
    Total income..............     28,642      383,471     274,478       549,914      151,459       154,377      51,011      64,091
                                ----------------------------------------------------------------------------------------------------
EXPENSES:
  Advisory fee................      6,867      271,596     196,401       505,580       10,125         7,260       3,757       3,999
  Accounting fee..............      3,750       45,266      37,500        37,733       31,250        31,250          --          --
  Administration fee..........        282        6,654       6,031        15,562          693           745         189         201
  Audit & tax fees............        231        5,481       4,954        12,757          568           612         157         167
  Custodian fee...............      1,964       12,202      17,797        60,163        6,168         5,918       1,210         760
  Insurance...................         --          132         168           735            9            91          --          --
  Legal fee...................         10          246         222           572           26            27           7           7
  Miscellaneous...............         78        1,859       1,681         4,328          193           208          53          57
  Organization costs..........         --           --         150         3,156          245           245          --          --
  Trustees' fee...............      2,070        3,564       3,564         3,564        4,147         4,147       1,388       1,388
                                ----------------------------------------------------------------------------------------------------
    Total expense.............     15,252      347,000     268,468       644,150       53,424        50,503       6,761       6,579
  Less: Reimbursement to
    (from) adviser............     (6,496)         642      (3,327)      (37,454)     (44,424)      (43,243)     (2,378)     (1,913)
                                ----------------------------------------------------------------------------------------------------
      Net expenses............      8,756      347,642     265,141       606,696        9,000         7,260       4,383       4,666
                                ----------------------------------------------------------------------------------------------------
        Net investment income
          (deficit)...........     19,886       35,829       9,337       (56,782)     142,459       147,117      46,628      59,425
                                ----------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............     95,192      121,909     538,673     7,403,797     (129,328)      (37,941)     53,302      76,322
  Net realized foreign
    exchange gain (loss)......         --      (33,016)    (70,052)     (149,957)      (1,008)           --          --          --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currencies................    120,043    3,726,624   1,140,702      (124,779)      95,729        14,466     108,182     109,404
                                ----------------------------------------------------------------------------------------------------
      Net gain (loss) on
        investments...........    215,235    3,815,517   1,609,323     7,129,061      (34,607)      (23,475)    161,484     185,726
                                ----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $ 235,121  $ 3,851,346   $1,618,660  $ 7,072,279   $  107,852    $  123,642   $ 208,112   $ 245,151
                                ----------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                   MINI CAP GROWTH FUND          EMERGING GROWTH FUND
                                ---------------------------  ----------------------------
                                   FOR THE                      FOR THE
                                PERIOD ENDED     FOR THE     PERIOD ENDED      FOR THE
                                SEPTEMBER 30,  PERIOD ENDED  SEPTEMBER 30,   YEAR ENDED
                                    1996        MARCH 31,        1996         MARCH 31,
                                 (UNAUDITED)      1996+       (UNAUDITED)       1996
                                ---------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS OPERATIONS
  Net investment income
    (deficit).................   $  (163,249)   $  (73,292)  $  (2,001,764) $  (2,945,373)
  Net realized gain (loss)
    from security
    transactions..............     1,166,750       (55,894)     63,561,561     78,797,996
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............     2,679,530     3,160,251      12,427,523     91,635,716
                                ---------------------------------------------------------
    Net increase (decrease) in
      net assets from
      operations..............     3,683,031     3,031,065      73,987,320    167,488,339
                                ---------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...     6,060,120    22,441,390     151,775,458    107,044,506
  Withdrawals by partners.....    (4,924,159 )    (208,486 )  (201,906,649)  (161,495,614)
                                ---------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     1,135,961    22,232,904     (50,131,191)   (54,451,108)
                                ---------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     4,818,992    25,263,969      23,856,129    113,037,231
NET ASSETS
  BEGINNING OF PERIOD.........    25,263,969            --     584,086,382    471,049,151
                                ---------------------------------------------------------
  END OF PERIOD...............  $ 30,082,961   $25,263,969   $ 607,942,511  $ 584,086,382
                                ---------------------------------------------------------

-------------
   + Commenced operations on July 12, 1995.
  ++ Commenced operations on April 30, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      CORE GROWTH FUND            INCOME & GROWTH FUND         BALANCED GROWTH FUND
                                      CORE GROWTH FUND            INCOME & GROWTH FUND         BALANCED GROWTH FUND
                                ----------------------------  ----------------------------  ---------------------------
                                ----------------------------  ----------------------------  ---------------------------
                                   FOR THE                       FOR THE                       FOR THE
                                PERIOD ENDED      FOR THE     PERIOD ENDED      FOR THE     PERIOD ENDED     FOR THE
                                SEPTEMBER 30,   YEAR ENDED    SEPTEMBER 30,   YEAR ENDED    SEPTEMBER 30,   YEAR ENDED
                                    1996         MARCH 31,        1996         MARCH 31,        1996        MARCH 31,
                                 (UNAUDITED)       1996        (UNAUDITED)       1996        (UNAUDITED)       1996
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $    (740,524) $    (752,357) $   1,949,624  $   4,142,172   $   331,094   $    638,909
  Net realized gain (loss)
    from security
    transactions..............     28,329,596     50,587,998      6,413,257     10,319,301     1,032,726      2,837,068
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............     20,550,277     52,583,826      1,520,523     10,732,341     1,059,501        742,010
                                ---------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      operations..............     48,139,349    102,419,467      9,883,404     25,193,814     2,423,321      4,217,987
                                ---------------------------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...     72,503,285    113,757,799     14,602,221     15,608,507     4,474,202      4,914,004
  Withdrawals by partners.....    (42,543,081)   (79,489,585)   (15,975,050)   (35,130,807)   (3,582,391 )   (7,102,941)
                                ---------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     29,960,204     34,268,214     (1,372,829)   (19,522,300)      891,811     (2,188,937)
                                ---------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     78,099,553    136,687,681      8,510,575      5,671,514     3,315,132      2,029,050
NET ASSETS
  BEGINNING OF PERIOD.........    420,542,603    283,854,922    111,757,936    106,086,422    23,844,551     21,815,501
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $ 498,642,156  $ 420,542,603  $ 120,268,511  $ 111,757,936  $ 27,159,683   $ 23,844,551
                                ---------------------------------------------------------------------------------------

                                 VALUE FUND
                                 VALUE FUND
                                -------------
                                -------------
                                   FOR THE
                                PERIOD ENDED
                                SEPTEMBER 30,
                                    1996
                                (UNAUDITED)++

INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................   $    19,886
  Net realized gain (loss)
    from security
    transactions..............        95,192
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............       120,043

    Net increase (decrease) in
      net assets from
      operations..............       235,121

TRANSACTIONS IN INTERESTS
  Contributions by partners...     2,206,940
  Withdrawals by partners.....       (73,724 )

    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     2,133,216

      Total increase
        (decrease) in net
        assets................     2,368,337
NET ASSETS
  BEGINNING OF PERIOD.........            --

  END OF PERIOD...............  $  2,368,337


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                  EMERGING COUNTRIES FUND     INTERNATIONAL GROWTH FUND
                                ---------------------------  ---------------------------
                                   FOR THE                      FOR THE
                                PERIOD ENDED     FOR THE     PERIOD ENDED     FOR THE
                                SEPTEMBER 30,   YEAR ENDED   SEPTEMBER 30,   YEAR ENDED
                                    1996        MARCH 31,        1996        MARCH 31,
                                 (UNAUDITED)       1996       (UNAUDITED)       1996
                                --------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS OPERATIONS
  Net investment income
    (deficit).................   $    35,829   $     26,122   $   (56,782)  $     73,015
  Net realized gain (loss)
    from security transactions
    and foreign exchange......        88,893        (61,164)    7,253,840        259,455
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................     3,726,624      1,751,439      (124,779)     2,584,830
                                --------------------------------------------------------
    Net increase (decrease) in
      net assets from
      operations..............     3,851,346      1,716,397     7,072,279      2,917,300
                                --------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...    39,571,901     16,175,253     6,500,703      6,044,445
  Withdrawals by partners.....    (1,894,608 )   (1,272,742)  (13,157,561 )   (2,768,514)
                                --------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............    37,677,293     14,902,511    (6,656,858 )    3,275,931
                                --------------------------------------------------------
      Total increase
        (decrease) in net
        assets................    41,528,639     16,618,908       415,421      6,193,231
NET ASSETS
  BEGINNING OF PERIOD.........    19,898,986      3,280,078    23,805,628     17,612,397
                                --------------------------------------------------------
  END OF PERIOD...............  $ 61,427,625   $ 19,898,986  $ 45,086,579   $ 23,805,628
                                --------------------------------------------------------

-------------
 + Commenced operations on August 31, 1995.
++ Commenced operations on July 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  FULLY DISCRETIONARY          SHORT-INTERMEDIATE
                                   WORLDWIDE GROWTH FUND          FULLY DISCRETIONARY          SHORT-INTERMEDIATE
                                                                   FIXED INCOME FUND            FIXED INCOME FUND
                                   WORLDWIDE GROWTH FUND           FIXED INCOME FUND            FIXED INCOME FUND
                                ----------------------------  ---------------------------  ---------------------------
                                ----------------------------  ---------------------------  ---------------------------
                                   FOR THE                       FOR THE                      FOR THE
                                PERIOD ENDED      FOR THE     PERIOD ENDED     FOR THE     PERIOD ENDED     FOR THE
                                SEPTEMBER 30,   YEAR ENDED    SEPTEMBER 30,  PERIOD ENDED  SEPTEMBER 30,  PERIOD ENDED
                                    1996         MARCH 31,        1996        MARCH 31,        1996        MARCH 31,
                                 (UNAUDITED)       1996        (UNAUDITED)      1996+       (UNAUDITED)      1996+
                                --------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $     (56,782) $     299,362   $   142,459    $   56,158    $   147,117    $  114,124
  Net realized gain (loss)
    from security transactions
    and foreign exchange......      7,253,840      9,015,557      (130,336)      (20,966)       (37,941)        6,126
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................       (124,779)     9,091,917        95,729      (129,583)        14,466       (30,608)
                                --------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      operations..............      7,072,279     18,406,836       107,852       (94,391 )      123,642        89,642
                                --------------------------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...      6,500,703     17,650,729       167,563     4,542,991        592,048     4,708,688
  Withdrawals by partners.....    (13,157,561)   (33,276,911)     (184,960 )      (8,515 )     (598,211 )     (37,107)
                                --------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     (6,656,858)   (15,626,182)      (17,397 )   4,534,476         (6,163 )   4,671,581
                                --------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................        415,421      2,780,654        90,455     4,440,085        117,479     4,761,223
NET ASSETS
  BEGINNING OF PERIOD.........    100,343,026     97,562,372     4,440,085            --      4,761,223            --
                                --------------------------------------------------------------------------------------
  END OF PERIOD...............  $ 100,758,447  $ 100,343,026  $  4,530,540   $ 4,440,085   $  4,878,702   $ 4,761,223
                                --------------------------------------------------------------------------------------

                                  STRATEGIC
                                  STRATEGIC
                                 INCOME FUND
                                 INCOME FUND    HIGH YIELD
                                -------------    BOND FUND
                                -------------  -------------
                                   FOR THE        FOR THE
                                PERIOD ENDED   PERIOD ENDED
                                SEPTEMBER 30,  SEPTEMBER 30,
                                    1996           1996
                                (UNAUDITED)++  (UNAUDITED)++

INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................   $    46,628    $    59,425
  Net realized gain (loss)
    from security transactions
    and foreign exchange......        53,302         76,322
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................       108,182        109,404

    Net increase (decrease) in
      net assets from
      operations..............       208,112        245,151

TRANSACTIONS IN INTERESTS
  Contributions by partners...     3,772,529      4,093,822
  Withdrawals by partners.....      (145,508 )      (64,753 )

    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     3,627,021      4,029,069

      Total increase
        (decrease) in net
        assets................     3,835,133      4,274,220
NET ASSETS
  BEGINNING OF PERIOD.........            --             --

  END OF PERIOD...............  $  3,835,133   $  4,274,220


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
-------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of fifteen investment vehicles (each a "Fund" and collectively the "Funds") as of September 30, 1996. Up to five Portfolios of Nicholas-Applegate Mutual Funds have invested in the respective Funds of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Mini Cap Growth Fund seeks to maximize long-term capital appreciation through investment primariliy in equity securities of U.S. companies whose earnings and stock prices are expected to grow faster than the average rate of companies in the Standard & Poor's 500 Stock Price Index.

  Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $500 million in market capitalization.

  Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  Balance Growth Fund seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  Value Fund seeks to provide a total return consisting of capital appreciation plus dividend and interest income that exceeds the total return on the Standard & Poor's 500 Stock Price Index by investing primarily in a diversified portfolio of equity securities of issuers with larger market capitalizations.

  Emerging Countries Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of companies in developing countries of the world.

  International Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of non-U.S. companies.

  Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment primarily in growth stocks of U.S. and foreign companies.

  Fully Discretionary Fixed Income Fund seeks to maximize total return through investment primarily in investment grade fixed-income securities with an average portfolio duration between two and eight years.

  Short-Intermediate Fixed Income Fund seeks to preserve principal and liquidity and realize a relatively high level of current income through investment primarily in investment grade fixed-income securities with a maximum average dollar-weighted portfolio maturity of five years.

  Strategic Income Fund seeks to provide a high level of current income by investing primarily in convertible, lower quality and mortgage-backed debt securities.

  High Yield Bond Fund seeks to provide a higher level of income and capital growth by investing primarily in debt and equity securities, with an emphasis on lower quality debt securities.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. The prospectus for Nicholas-Applegate Mutual Funds describes each Portfolio's policies with respect to declaration and payment of dividends and distribution of capital gains.

FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and will be amortized over a period of 60 months from the date the Funds commenced operations.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate"). The advisory fee is computed daily for the Funds based upon the following percentages of each Fund's average daily net assets:

                              FIRST $500    NEXT $500    EXCESS OF
                                MILLION      MILLION    $1 BILLION
                              -----------  -----------  -----------
Mini Cap Growth Fund........       1.25%        1.25%        1.25%
Emerging Growth Fund........       1.00%        1.00%        1.00%
Core Growth Fund............       0.75%       0.675%        0.65%
Income & Growth Fund........       0.75%       0.675%        0.65%
Balanced Growth Fund........       0.75%       0.675%        0.65%
Value Fund..................       0.75%        0.75%        0.75%
Worldwide Growth Fund.......       1.00%        0.90%        0.85%
International Growth Fund...       1.00%        0.90%        0.85%
Emerging Countries Fund.....       1.25%        1.25%        1.25%
Fully Discretionary Fixed
  Income Fund...............             See Footnote 1
Short-Intermediate Fixed
  Income Fund...............             See Footnote 1
Strategic Income Fund.......       0.60%        0.60%        0.60%
High Yield Bond Fund........       0.60%        0.60%        0.60%

(1) The advisory fee for Fully Discretionary Fixed Income Fund is computed as follows: 0.45% of the first $500 million of the Fund's average net assets, 0.40% of the next $250 million of average net assets, and 0.35% of average net assets in excess of $750 million. The advisory fee for Short-Intermediate Fixed Income Fund is computed as follows: 0.30% of the first $250 million of the Fund's average net assets and 0.25% of average net assets in excess of $250 million.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Funds, during the periods from inception to September 30, 1996, are as follows:

Mini Cap Growth Fund.................  $  74,158
Income & Growth Fund.................     20,720
Balanced Growth Fund.................    283,267
Value Fund...........................      6,496
Emerging Countries Fund..............    111,131
International Growth Fund............    198,984
Worldwide Growth Fund................    271,377
Fully Discretionary Fixed Income
  Fund...............................     64,506
Short-Intermediate Fixed Income
  Fund...............................     64,122
Strategic Income Fund................      2,378
High Yield Bond Fund.................      1,913

  Nicholas-Applegate advanced certain organization costs discussed in Note A. As of September 30, 1996, the following Funds have amounts due to Nicholas-Applegate for organizational costs advanced:

Fully Discretionary Fixed Income
  Fund...............................      2,240
Short-Intermediate Fixed Income
  Fund...............................      2,240

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the period ended September 30, 1996, were as follows (in 000's):

                                   PURCHASES      SALES
                                  -----------  -----------
Mini Cap Growth Fund............  $    22,920  $    22,287
Emerging Growth Fund............      268,714      344,899
Core Growth Fund................      281,890      248,636
Income & Growth Fund............       87,859       84,911
Balanced Growth Fund............       20,119       18,083
Value Fund......................        4,501        2,354
Emerging Countries Fund.........       63,858       26,898
International Growth Fund.......       51,800       31,043
Worldwide Growth Fund...........       76,814       84,240
Fully Discretionary Fixed Income
  Fund..........................        4,024        4,252
Short-Intermediate Fixed Income
  Fund..........................        2,939        2,937
Strategic Income Fund...........        5,834        2,458
High Yield Bond Fund............        9,872        5,900

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  At September 30, 1996, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                                                              NET
                                GROSS         GROSS       UNREALIZED
                TAX COST OF  UNREALIZED    UNREALIZED    APPRECIATION
                INVESTMENTS  APPRECIATION DEPRECIATION   (DEPRECIATION)
                -----------  -----------  -------------  -------------
Mini Cap
   Growth
   Fund.......   $  24,651    $   6,556     $     716      $   5,840
Emerging
   Growth
   Fund.......     437,864      182,579         9,521        173,058
Core Growth
   Fund.......     392,204      115,777         6,473        109,304
Income &
   Growth
   Fund.......     104,554       16,211           425         15,786
Balanced
   Growth
   Fund.......      23,288        4,216           412          3,804
Value Fund....       2,243          188            68            120
Emerging
   Countries
   Fund.......      57,350        7,307         2,204          5,103
International
   Growth
   Fund.......      41,613        4,656           980          3,676
Worldwide
   Growth
   Fund.......      85,009       16,885         1,873         15,012
Fully
 Discretionary
   Fixed
   Income
   Fund.......       4,721           24            70            (46)
Short-
  Intermediate
   Fixed
   Income
   Fund.......       4,843           10            26            (16)
Strategic
   Income
   Fund.......       3,717          116             8            108
High Yield
   Bond
   Fund.......       4,200          121            11            109

D. OFF BALANCE SHEET RISKS

  The Master Trust's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the Master Trust's policy to continuously monitor its exposure to these risks.

--------------------------------------------------------------------------------

NICHOLAS APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
-------------------------------------------------------------------
E. SELECTED RATIO DATA

                                                                  RATIO OF       RATIO OF       RATIO OF NET
                                                                 EXPENSES TO    EXPENSES TO      INVESTMENT       RATIO OF NET
                                                                 AVERAGE NET    AVERAGE NET        INCOME          INVESTMENT
                                                                   ASSETS,        ASSETS,       (DEFICIT) TO    INCOME (DEFICIT)
                                                                    AFTER         BEFORE        AVERAGE NET      TO AVERAGE NET
                                                                   EXPENSE        EXPENSE      ASSETS, AFTER     ASSETS, BEFORE
                                                                 REIMBURSEMENTS REIMBURSEMENTS    EXPENSE           EXPENSE
                                                                 (RECOUPMENT)  (RECOUPMENT)    REIMBURSEMENTS    REIMBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH(1)
  For the period ended 09/30/96*#..............................        1.51%           1.74%        (1.13%)            (1.36%)
  For the period ended 03/31/96*...............................        1.50%           2.02%        (0.93%)            (1.44%)
EMERGING GROWTH(2)
  For the period ended 09/30/96*#..............................        1.10%           1.10%        (0.66%)            (0.66%)
  For the year ended 03/31/96..................................        1.11%           1.11%        (0.57%)            (0.57%)
  For the year ended 03/31/95..................................        1.12%           1.11%        (0.53%)            (0.52%)
  For the period ended 03/31/94*...............................        1.12%           1.16%        (0.07%)            (0.84%)
CORE GROWTH(3)
  For the period ended 09/30/96*#..............................        0.87%           0.87%        (0.32%)            (0.32%)
  For the year ended 03/31/96..................................        0.89%           0.89%        (0.22%)            (0.22%)
  For the year ended 03/31/95..................................        0.89%           0.89%         0.05%              0.05%
  For the period ended 03/31/94*...............................        0.92%           0.92%        (0.03%)            (0.03%)
INCOME & GROWTH(3)
  For the period ended 09/30/96*#..............................        0.95%           0.92%         3.45%              3.48%
  For the year ended 03/31/96..................................        0.95%           0.94%         3.94%              3.94%
  For the year ended 03/31/95..................................        0.93%           0.95%         4.37%              4.35%
  For the period ended 03/31/94*...............................        0.94%           0.97%         3.51%              3.48%
BALANCED GROWTH(3)
  For the period ended 09/30/96*#..............................        0.95%           1.25%         2.59%              2.29%
  For the year ended 03/31/96..................................        0.95%           1.37%         2.83%              2.37%
  For the year ended 03/31/95..................................        0.95%           1.33%         2.13%              1.75%
  For the period ended 03/31/94*...............................        0.94%           1.37%         1.93%              1.50%
VALUE FUND(4)
  For the period ended 09/30/96*#..............................        0.93%           1.63%         2.12%              1.43%
EMERGING COUNTRIES FUND(5)
  For the period ended 09/30/96*#..............................        1.60%           1.60%         0.16%              0.17%
  For the year ended 03/31/96..................................        1.60%           2.80%         0.30%             (0.90%)
  For the period ended 03/31/95*...............................        1.60%           1.81%         1.73%              1.52%
INTERNATIONAL GROWTH FUND(5)...................................
  For the period ended 09/30/96*#..............................        1.35%           1.37%         0.05%              0.03%
  For the year ended 03/31/96..................................        1.35%           1.98%         0.39%             (0.24%)
  For the year ended 03/31/95..................................        1.35%           1.85%         0.24%             (0.26%)
  For the period ended 03/31/94*...............................        1.35%           2.28%         0.41%             (0.52%)
WORLDWIDE GROWTH FUND(3)
  For the period ended 09/30/96*#..............................        1.20%           1.27%        (0.11%)            (0.19%)
  For the year ended 03/31/96..................................        1.20%           1.26%         0.31%              0.25%
  For the year ended 03/31/95..................................        1.20%           1.30%         0.24%              0.14%
  For the period ended 03/31/94*...............................        1.20%           1.36%         0.01%             (0.15%)
FULLY DISCRETIONARY FIXED INCOME(7)
  For the period ended 09/30/96*#..............................        0.40%           2.37%         6.08%              4.36%
  For the year ended 03/31/96*.................................        0.45%           3.49%         7.38%             60.06%
SHORT-INTERMEDIATE FIXED INCOME(7)
  For the period ended 09/30/96*#..............................        0.30%           2.09%         4.08%              4.29%
  For the period ended 03/31/96*...............................        0.30%           3.24%         2.76%            114.38%
STRATEGIC INCOME FUND(8)
  For the period ended 09/30/96*#..............................        0.70%           1.08%         7.45%              7.07%
HIGH YIELD BOND FUND(8)
  For the period ended 09/30/96*#..............................        0.70%           0.99%         8.92%              8.63%


                                                                                        BROKER
                                                                     PORTFOLIO        COMMISSIONS
                                                                   TURNOVER RATE       PER SHARE
---------------------------------------------------------------
MINI CAP GROWTH(1)
  For the period ended 09/30/96*#..............................         79.73%           $0.0499
  For the period ended 03/31/96*...............................        106.99%           $0.0529
EMERGING GROWTH(2)
  For the period ended 09/30/96*#..............................         46.42%           $0.0537
  For the year ended 03/31/96..................................        129.59%           $0.0523
  For the year ended 03/31/95..................................        100.46%                --
  For the period ended 03/31/94*...............................         50.51%                --
CORE GROWTH(3)
  For the period ended 09/30/96*#..............................         57.67%           $0.0567
  For the year ended 03/31/96..................................        144.48%           $0.0593
  For the year ended 03/31/95..................................         96.09%                --
  For the period ended 03/31/94*...............................         84.84%                --
INCOME & GROWTH(3)
  For the period ended 09/30/96*#..............................         77.49%           $0.0569
  For the year ended 03/31/96..................................        144.97%           $0.0597
  For the year ended 03/31/95..................................        125.51%                --
  For the period ended 03/31/94*...............................        177.52%                --
BALANCED GROWTH(3)
  For the period ended 09/30/96*#..............................         73.43%           $0.0593
  For the year ended 03/31/96..................................        197.19%           $0.0594
  For the year ended 03/31/95..................................        110.40%                --
  For the period ended 03/31/94*...............................         85.43%                --
VALUE FUND(4)
  For the period ended 09/30/96*#..............................        107.55%           $0.0584
EMERGING COUNTRIES FUND(5)
  For the period ended 09/30/96*#..............................         60.16%           $0.0015
  For the year ended 03/31/96..................................        118.21%           $0.0022
  For the period ended 03/31/95*...............................         60.79%                --
INTERNATIONAL GROWTH FUND(5)...................................
  For the period ended 09/30/96*#..............................         82.38%           $0.0208
  For the year ended 03/31/96..................................        141.02%           $0.0128
  For the year ended 03/31/95..................................         74.88%                --
  For the period ended 03/31/94*...............................         23.71%                --
WORLDWIDE GROWTH FUND(3)
  For the period ended 09/30/96*#..............................         78.42%           $0.0173
  For the year ended 03/31/96..................................        132.20%           $0.0187
  For the year ended 03/31/95..................................         98.54%                --
  For the period ended 03/31/94*...............................         95.09%                --
FULLY DISCRETIONARY FIXED INCOME(7)
  For the period ended 09/30/96*#..............................         97.77%              0.00
  For the year ended 03/31/96*.................................         60.09%              0.00
SHORT-INTERMEDIATE FIXED INCOME(7)
  For the period ended 09/30/96*#..............................         63.75%              0.00
  For the period ended 03/31/96*...............................        114.38%              0.00
STRATEGIC INCOME FUND(8)
  For the period ended 09/30/96*#..............................         68.24%           $0.0590
HIGH YIELD BOND FUND(8)
  For the period ended 09/30/96*#..............................        145.73%           $0.0300

--------------------

       (1) Commenced Operations on July 12, 1995.
       (2) Commenced Operations on October 1, 1993.
       (3) Commenced Operations on April 19, 1993.
       (4) Commenced Operations on April 30, 1996.
       (5) Commenced Operations on November 26, 1994.
       (6) Commenced Operations on January 3, 1994.
       (7) Commenced Operations on August 31, 1993.
       (8) Commenced Operations on July 31, 1996.
         * Annualized
         # Unaudited

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